FIRST AMERICAN FUNDS, INC.
FIRST AMERICAN INVESTMENT FUNDS, INC.



                                 ANNUAL REPORT
                               September 30, 1996



[LOGO] FIRST AMERICAN FUNDS
The power of disciplined investing




                              TABLE OF CONTENTS

MESSAGE FROM YOUR CHAIRMAN                                             1

ECONOMIC AND INVESTMENT REVIEW                                         2

PORTFOLIO PERFORMANCE DISCUSSION                                       4

INDEPENDENT AUDITORS' REPORT                                          18

STATEMENTS OF NET ASSETS                                              19

STATEMENT OF ASSETS AND LIABILITIES                                   74

STATEMENTS OF OPERATIONS                                              75

STATEMENTS OF CHANGES IN NET ASSETS                                   81

FINANCIAL HIGHLIGHTS                                                  86

NOTES TO FINANCIAL STATEMENTS                                         92

NOTICE TO SHAREHOLDERS                                                99



MESSAGE FROM YOUR CHAIRMAN                                    September 30, 1996


Dear Shareholder:

On behalf of the Board of Directors of the First American Funds, I am again pleased to report another year of solid growth for the First American Fund family, which by the end of the current fiscal year had surpassed $9.8 billion in assets under management. This growth was spread across the complex; in particular, the growth in our money market funds was impressive as assets under management in these funds increased by nearly $1.5 billion.

I am also pleased to report that the performance of the First American Funds has been as impressive as the growth of the Funds. The disciplined investment approach of First Asset Management, a division of First Bank National Association, advisor to the Funds, has resulted in outstanding returns for our shareholders. For the fiscal year ended September 30, 1996, 14 of our 19 stock and bond funds which have been in operation for at least one year posted returns in excess of the appropriate Lipper average (as measured by Class A returns at net asset value).

At the end of the calendar year, long-time directors Irving Fish and Wells Eastman will be leaving the Board of Directors. Irving has been a director since 1984 and Wells since 1990. I would like to acknowledge their contribution to the Funds and their shareholders.

We urge you to read the following report closely. In it you will find an Economic and Investment Review from First Asset Management, which recaps events in the market for the past 12 months and provides an outlook for the year ahead. In addition, you will find a detailed discussion of the performance of the First American Funds during the 12 months ended September 30, 1996.

Finally, the Board of Directors thanks you for your continued confidence in the First American Funds. We look forward to providing you with investment management to meet your needs now and in the years ahead. As always, if you have any questions or require any assistance, please don't hesitate to call us at 1-800-637-2548.

Sincerely,



/s/ Joseph D. Strauss
JOSEPH D. STRAUSS
Chairman
First American Funds
First American Investment Funds



ECONOMIC AND INVESTMENT REVIEW                                September 30, 1996


Dear Fellow Shareholders:

Sometimes wishes come true, but often not in the manner that we might expect. Last October, at the beginning of the First American Funds' fiscal year, First Asset Management projected sustained economic growth at a moderate pace. We foresaw emerging inflation pressure and disagreed with the consensus that called for even lower interest rates, reflecting an economy that was falling into a sustained period of very slow growth in reaction to the prior year's tightening of monetary policy.

Frustrating general expectations, interest rates rose and the economy did not collapse. In fact, it has, on average, displayed the moderate pace we had expected, but the quarter to quarter progression of growth has been far more divergent than we had thought possible, prompting a year long debate regarding appropriate monetary policy.

A tough winter, weak Christmas sales, work stoppages, and aggressive inventory reductions throttled economic growth during the first half of the Funds' fiscal year. As the snow melted, so did consumers' restraint. They directed stronger income, early tax refunds, and ample credit to a surge of spending in the spring and early months of the summer. Strong capital spending and a sharp acceleration in housing-related outlays added to vigorous economic growth in the June quarter.

We descended the other side of this economic roller coaster in the last months of the Funds' fiscal year with consumer spending slowing markedly as consumers' credit lines became fully extended. Housing activity has begun to slow with the burden of higher mortgage rates. Consumers are not the only ones contributing to this economic deceleration, however. Capital spending has slowed from a double-digit pace and the widely expected improvement in our trade balance has succumbed to slow economic recoveries in the established industrial powers and slower growth in the booming emerging industrial economies.

Inflation has been well contained, in large measure due to an extremely competitive product-pricing environment and an anxious workforce more concerned with job security than with higher wages. Thus, we have been pleasantly surprised by inflation and believe that the rapid expansion in global capacity for virtually all goods and services has led to domestic inflation that will average less that 3.0% in 1996. Unfortunately for those that expected significantly lower interest rates, the news is not all good. Inflation has not faded away altogether. A rather tight supply of skilled labor and higher energy prices suggest that inflation's cloud has not totally dissipated.

Anticipating higher interest rates, First Asset Management adjusted its bond portfolios to a moderately defensive position in late 1995. This proved fortunate as the combination of sustained economic growth and a more candid appraisal of the difficulty lawmakers face in balancing the Federal budget deflated the bond market's optimism, evidenced by the excellent returns of 1995. By May, rates had risen to nearly 7.0%, a more sober reflection of the policy and inflation outlook. At that time First Asset Management adjusted its bond portfolios to a neutral stance where they remain today.


                                TREASURY YIELDS

Line graph depicting the yields of 30 year Treasury Bond and three months Treasury Bills.

           30 year  3mo bill

Dec-84      11.52     8.06
Jan-85      11.45     7.76
Feb-85      11.47     8.26
Mar-85      11.81     8.52
Apr-85      11.47     7.95
May-85      11.05     7.48
Jun-85      10.45     6.95
Jul-85      10.5      7.08
Aug-85      10.56     7.13
Sep-85      10.61     7.1
Oct-85      10.5      7.16
Nov-85      10.06     7.24
Dec-85       9.54     7.1
Jan-86       9.4      7.07
Feb-86       8.93     7.06
Mar-86       7.96     6.56
Apr-86       7.39     6.06
May-86       7.52     6.15
Jun-86       7.57     6.21
Jul-86       7.27     5.83
Aug-86       7.33     5.53
Sep-86       7.62     5.21
Oct-86       7.7      5.18
Nov-86       7.52     5.35
Dec-86       7.37     5.53
Jan-87       7.39     5.43
Feb-87       7.54     5.59
Mar-87       7.55     5.59
Apr-87       8.25     5.64
May-87       8.78     5.66
Jun-87       8.57     5.67
Jul-87       8.64     5.69
Aug-87       8.97     6.04
Sep-87       9.59     6.4
Oct-87       9.61     6.13
Nov-87       8.95     5.69
Dec-87       9.12     5.77
Jan-88       8.83     5.81
Feb-88       8.43     5.66
Mar-88       8.63     5.7
Apr-88       8.95     5.91
May-88       9.23     6.26
Jun-88       9        6.46
Jul-88       9.14     6.73
Aug-88       9.32     7.06
Sep-88       9.06     7.24
Oct-88       8.89     7.35
Nov-88       9.02     7.76
Dec-88       9.01     8.07
Jan-89       8.93     8.26
Feb-89       9.01     8.53
Mar-89       9.17     8.82
Apr-89       9.03     8.65
May-89       8.83     8.43
Jun-89       8.27     8.15
Jul-89       8.08     7.88
Aug-89       8.12     7.9
Sep-89       8.15     7.75
Oct-89       8        7.64
Nov-89       7.9      7.69
Dec-89       7.9      7.63
Jan-90       8.26     7.64
Feb-90       8.5      7.74
Mar-90       8.56     7.9
Apr-90       8.76     7.77
May-90       8.73     7.74
Jun-90       8.46     7.73
Jul-90       8.5      7.62
Aug-90       8.86     7.45
Sep-90       9.03     7.36
Oct-90       8.86     7.17
Nov-90       8.54     7.06
Dec-90       8.24     6.74
Jan-91       8.27     6.22
Feb-91       8.03     5.94
Mar-91       8.29     5.91
Apr-91       8.21     5.65
May-91       8.27     5.46
Jun-91       8.47     5.57
Jul-91       8.45     5.58
Aug-91       8.14     5.33
Sep-91       7.95     5.22
Oct-91       7.93     4.99
Nov-91       7.92     4.56
Dec-91       7.7      4.07
Jan-92       7.58     3.8
Feb-92       7.85     3.84
Mar-92       7.97     4.04
Apr-92       7.96     3.75
May-92       7.89     3.63
Jun-92       7.84     3.66
Jul-92       7.6      3.21
Aug-92       7.39     3.13
Sep-92       7.34     2.91
Oct-92       7.53     2.86
Nov-92       7.61     3.13
Dec-92       7.44     3.22
Jan-93       7.34     3
Feb-93       7.09     2.93
Mar-93       6.82     2.95
Apr-93       6.85     2.87
May-93       6.92     2.96
Jun-93       6.81     3.07
Jul-93       6.63     3.04
Aug-93       6.32     3.02
Sep-93       6        2.95
Oct-93       5.94     3.02
Nov-93       6.21     3.1
Dec-93       6.25     3.06
Jan-94       6.29     2.98
Feb-94       6.49     3.25
Mar-94       6.91     3.5
Apr-94       7.27     3.68
May-94       7.41     4.14
Jun-94       7.4      4.14
Jul-94       7.58     4.33
Aug-94       7.49     4.48
Sep-94       7.71     4.62
Oct-94       7.94     4.95
Nov-94       8.08     5.29
Dec-94       7.87     5.6
Jan-95       7.85     5.71
Feb-95       7.61     5.77
Mar-95       7.45     5.73
Apr-95       7.36     5.65
May-95       6.95     5.67
Jun-95       6.57     5.47
Jul-95       6.72     5.42
Aug-95       6.86     5.4
Sep-95       6.55     5.28
Oct-95       6.37     5.28
Nov-95       6.26     5.36
Dec-95       6.06     5.14
Jan-96       6.05     5
Feb-96       6.24     4.83
Mar-96       6.6      4.96
Apr-96       6.79     4.95
May-96       6.93     5.02
Jun-96       7.06     5.09
Jul-96       7.03     5.15
Aug-96       6.84     5.05
Sep-96       7.03     5.09


Source: Federal Reserve Board/Haver Analytics


Few unique superlatives can be found to describe the performance of the stock market during the Funds' fiscal year. Driven by successive quarters of surprisingly favorable earnings comparisons, an accommodative monetary policy, and sustained enthusiasm of individual investors for equities, the S&P 500 has produced a 20.3% total return over the past 12 months. We will be the first to admit that we underestimated the power of the forces fueling the stock market, but we would also point out that our equity selection disciplines enabled our growth group and our value group to build portfolios that have generally exceeded their related benchmarks.



ECONOMIC AND INVESTMENT REVIEW                                September 30, 1996


THE STOCK MARKET

Line graph depicting the Stock Market value of the S&P 500 and NASDAQ Composite

              index      index
Dec-84       164.48      241.91
Jan-85       171.61      260.8
Feb-85       180.88      285.52
Mar-85       179.42      280.8
Apr-85       180.62      280.89
May-85       184.9       287.46
Jun-85       188.89      290.44
Jul-85       192.54      302.04
Aug-85       188.31      298.25
Sep-85       184.06      287.93
Oct-85       186.18      285.36
Nov-85       197.45      304.35
Dec-85       207.26      320.23
Jan-86       208.08      328.52
Feb-86       219.37      348.79
Mar-86       232.33      368.23
Apr-86       237.97      382.54
May-86       238.46      388.49
Jun-86       245.3       398.6
Jul-86       240.18      385.89
Aug-86       245         375.62
Sep-86       238.27      358.29
Oct-86       237.49      355.03
Nov-86       245.09      358.08
Dec-86       248.61      354.92
Jan-87       264.51      384.23
Feb-87       280.93      411.71
Mar-87       292.47      432.2
Apr-87       289.32      422.77
May-87       289.12      416.63
Jun-87       301.38      423.7
Jul-87       310.09      429.01
Aug-87       329.36      448.38
Sep-87       318.66      442.8
Oct-87       280.16      385.05
Nov-87       245.01      318.75
Dec-87       240.96      314.54
Jan-88       250.48      339.28
Feb-88       258.13      353.58
Mar-88       265.74      375.54
Apr-88       262.61      377.24
May-88       256.12      371.88
Jun-88       270.68      385.98
Jul-88       269.05      391.4
Aug-88       263.73      379.61
Sep-88       267.97      382.16
Oct-88       277.4       385.01
Nov-88       271.02      372.89
Dec-88       276.51      375.78
Jan-89       285.41      389.32
Feb-89       294.01      404.08
Mar-89       292.71      404
Apr-89       302.25      417.13
May-89       313.93      435.99
Jun-89       323.73      447.58
Jul-89       331.92      446.7
Aug-89       346.61      461.83
Sep-89       347.33      469.28
Oct-89       347.4       469.68
Nov-89       340.22      454.7
Dec-89       348.57      449.01
Jan-90       339.97      439.35
Feb-90       330.45      424.52
Mar-90       338.47      436.09
Apr-90       338.18      428.99
May-90       350.25      442.6
Jun-90       360.39      462.31
Jul-90       360.03      455.82
Aug-90       330.61      396.32
Sep-90       315.41      368.57
Oct-90       307.12      338.01
Nov-90       315.29      347.69
Dec-90       328.75      370.21
Jan-91       325.49      376.67
Feb-91       362.26      442.59
Mar-91       372.28      469.1
Apr-91       379.68      496.32
May-91       377.99      490.93
Jun-91       378.29      490.37
Jul-91       380.23      489.37
Aug-91       389.4       513.25
Sep-91       387.2       520.56
Oct-91       386.88      528.92
Nov-91       385.92      536.58
Dec-91       388.51      544.1
Jan-92       416.08      615.73
Feb-92       412.56      632.05
Mar-92       407.36      619.6
Apr-92       407.41      582.79
May-92       414.81      581.47
Jun-92       408.27      566.66
Jul-92       415.05      568.72
Aug-92       417.93      569
Sep-92       418.48      580.68
Oct-92       412.5       585.01
Nov-92       422.84      630.86
Dec-92       435.64      661.28
Jan-93       435.23      691.13
Feb-93       441.7       681.72
Mar-93       450.16      684.49
Apr-93       443.08      665.33
May-93       445.25      686.45
Jun-93       448.06      695.38
Jul-93       447.29      703.4
Aug-93       454.13      725.15
Sep-93       459.24      745.94
Oct-93       463.9       771.31
Nov-93       462.89      764.04
Dec-93       465.95      762.94
Jan-94       472.99      787.77
Feb-94       471.58      787.81
Mar-94       463.81      785.93
Apr-94       447.23      732.3
May-94       450.9       727.76
Jun-94       454.83      723.21
Jul-94       451.4       713.49
Aug-94       464.24      738.87
Sep-94       466.96      763.94
Oct-94       463.81      762.46
Nov-94       461.01      760.42
Dec-94       455.19      734.99
Jan-95       465.25      758.01
Feb-95       481.92      784.24
Mar-95       493.15      807.16
Apr-95       507.91      825.34
May-95       523.81      859.76
Jun-95       539.35      906.04
Jul-95       557.37      979.36
Aug-95       559.11     1009.59
Sep-95       578.77     1051
Oct-95       582.92     1022.14
Nov-95       595.53     1046.64
Dec-95       614.57     1047.04
Jan-96       614.42     1024.95
Feb-96       649.54     1094.02
Mar-96       647.07     1092.65
Apr-96       646.09     1135.63
May-96       661.23     1220.54
Jun-96       668.5      1205.08
Jul-96       644.07     1105.61
Aug-96       662.68     1134.25
Sep-96       674.88     1186.44


Source: Haver Analytics


Although each of the First American Funds embodies a unique investment style, all are guided by our current economic forecast of sustained economic expansion at a moderate pace. In this environment, inflation should be contained at less than 3.5%. The recent decision of the Federal Reserve to hold the Federal funds rate at 5.25% suggests that policy makers share a similar outlook. Specifically, we have projected economic growth averaging about 2.0% in coming quarters. Consumers need to reduce their aggregate debt burden and we believe that little pent-up demand remains. This is not to say that the Christmas selling season will be as soft as it was last year, but it may be "just O.K." With the possible exception of outlays for high technology that seem to have a life of their own, capital spending should slow. The United States has made great strides as a global competitor but, for now, only modest improvement can be anticipated in our trade position.

                           REAL GROSS DOMESTIC PRODUCT

                         Seasonally Adjusted Annual Rate

Bar chart depicting the Real Gross Domestic Product on a seasonally adjusted annual rate

               q/q         y/y
Dec-86      2.156336    2.372706
Mar-87      2.512936    1.756505
Jun-87      4.044544    2.691239
Sep-87      3.55008     3.063155
Dec-87      6.019028    4.023883
Mar-88      2.351127    3.98281
Jun-88      4.129617    4.004059
Sep-88      2.404245    3.715143
Dec-88      5.147091    3.501235
Mar-89      3.956072    3.904615
Jun-89      3.009055    3.623945
Sep-89      2.185056    3.568451
Dec-89      0.447662    2.391315
Mar-90      4.0719      2.419825
Jun-90      1.325988    1.998877
Sep-90     -1.8783      0.969406
Dec-90     -4.11384    -0.19695
Mar-91     -2.15956    -1.72568
Jun-91      1.744126   -1.62445
Sep-91      1.004735   -0.90965
Dec-91      0.995599    0.384805
Mar-92      4.727397    2.106516
Jun-92      2.543624    2.306515
Sep-92      3.040074    2.818058
Dec-92      4.310166    3.651465
Mar-93     -0.01896     2.456561
Jun-93      1.698719    2.244859
Sep-93      2.33056     2.068393
Dec-93      4.680634    2.158899
Mar-94      2.542491    2.807018
Jun-94      4.813485    3.585312
Sep-94      3.571904    3.898035
Dec-94      3.157428    3.518
Mar-95      0.617148    3.028626
Jun-95      0.466374    1.943326
Sep-95      3.558002    1.939905
Dec-95      0.485493    1.273295
Mar-96      1.996878    1.690792
Jun-96      4.676045    2.667759
Sep-96      2.30619     2.296204
Dec-96      1.917853    2.718008
Mar-97      2.083565    2.739827
Jun-97      2.246942    2.138525
Sep-97      2.234391    2.1206
Dec-97      1.7632      2.081838


Source: Dept. of Commerce/Haver Analytics


As in past reports, our outlook for the bond market reflects a weighing of various factors that we believe are important in forecasting the behavior of interest rates. We continue to find an offsetting balance of forces driving interest rates and thus have maintained a neutral position in our Funds' bond portfolios.

                             THE BOND MARKET BALANCE

                        [GRAPHIC: Scale evenly weighted}

   NEGATIVES                                                      POSITIVES

Resilience of economy                                   Moderate economic growth
Inflation concerns                                        Low reported inflation
Budget impasse                                           Stable to rising dollar
Japenese banks                                                 Bearish sentiment


There are a number of factors that could trigger a stock market correction, but the central issue affecting equity values may well be the durability of corporate profit growth in a slowly expanding economy. That risk, combined with other factors, leads us to moderate caution with regard to the near-term outlook for stocks. Although the longer-term prospects for the domestic economy and the stock market are quite favorable, our equity Funds have employed various defensive measures ranging from moderate cash reserves to even greater emphasis on the selection disciplines that guide the Funds' management.

                           THE STOCK MARKET BALANCE

                 [GRAPHIC: Scale weighted towards the negatives]

      NEGATIVES                                              POSITIVES

Difficult profit comparisons                       Substained economic expansion
Risk of higher interest rates                                      Low inflation
Full valuation                                                         Liquidity
Complacency                                                  Investor enthusiasm

By offering a wide choice of investment alternatives, the First American Funds family has served the unique investment needs of our clients. The Funds have grown rapidly thanks to your confidence in the successful implementation of their investment disciplines. We greatly appreciate the opportunity to serve you, our shareholders.

Sincerely,


/s/ John M. Murphy, Jr.
John M. Murphy, Jr.
Chief Investment Officer
First Asset Management


PORTFOLIO PERFORMANCE DISCUSSION                              September 30, 1996


FIRST AMERICAN FUNDS

The following review of each fund is intended to help you understand the performance of your investment in the First American Funds.

The charts represent the growth of a $10,000 investment in each fund since its inception. The ending balance on September 30, 1996, shows how your account would have grown had you invested $10,000 when the fund was introduced including reinvestment of all distributions.

All performance data quoted in the discussions that follow (with the exception of the money market funds) represent total returns for Class A shares at net asset value.

Terms and Definitions:
Class A shares -- are generally subject to an initial sales charge.

Class B shares -- may be subject to a sales charge upon redemption.

Class C shares -- are not subject to an initial sales or redemption charge and are reserved for large institutional investors.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of shares outstanding, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown assume the maximum sales charge for Class A shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of Class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the eighth year, the Class B shares convert to Class A shares.

MONEY MARKET FUNDS

The previous 12 months represented a period of modestly accommodative monetary policy. The Federal Reserve lowered short-term interest rates twice during the year, each time by 25 basis points, building on its first move back in July, 1995. The Fed has been in a balancing act between its anti-inflation commitment and its concern about the prospects for economic growth.

More recently, the Fed has implicitly reiterated its forecast of slower grow and low inflation by holding short-term interest rates constant in the face of significant pressure to increase them. The Fed's anti-inflation commitment has not relaxed; accelerating economic activity, rising inflation, or weakness in the dollar could prompt higher short interest rates.

Given the uncertainty surrounding the economic environment and the potential for the Fed to raise short- term interest rates, the First American Money Market Funds have maintained average maturities slightly shorter than the industry average. The primary focus continues to be the maintenance of high-quality assets and excellent liquidity in each portfolio. As noted in the past, the Funds have never invested in any of the derivative securities that created problems for other money funds.

PRIME OBLIGATIONS FUND

At fiscal-year end, the institutional class had a seven-day yield of 5.15% and an average portfolio maturity of 39 days. During the previous twelve months, the average maturity ranged from a low of 27 days to a high of 54 days.

GOVERNMENT OBLIGATIONS FUND

At fiscal-year end, the institutional class had a seven-day yield of 5.04% and an average portfolio maturity of 38 days. During the previous twelve months, the average maturity ranged from a low of 18 days to a high of 51 days.

TREASURY OBLIGATIONS FUND

At fiscal-year end, the institutional class had a seven-day yield of 4.95% and an average portfolio maturity of 35 days. During the previous twelve months, the average maturity ranged from a low of 15 days to a high of 46 days.

LIMITED TERM INCOME FUND

The duration on the Limited Term Fund has been fairly constrained in 1996 because of our view that interest rates would rise this year rather than fall as was widely expected. The consequence of this strategy is that the Fund's return has remained competitive with those of money funds and well above those of longer-term portfolios. For the fiscal year, the Fund generated a total return of 5.93% as compared to the return of 5.69% for the Merrill Lynch 1-3 year Treasury Index.

The duration on the Fund is managed primarily through the re-investment process, rather than through aggressive purchases and sales of the Fund's securities. This is because it is not part of the Fund's philosophy and strategy to attempt to achieve significant gains through interest-rate forecasting or aggressive duration management.

Yield spreads on nongovernment securities are narrower than they have been for a number of years. Nonetheless, the Fund continues to hold a mix of asset-backed, mortgage securities and corporate notes with short average lives for their moderate yield advantage to Treasuries or money market instruments.

As is customary, the credit quality of the Fund remains quite high and, in keeping with the low risk philosophy of the Fund there are no holdings of leveraged derivatives or other unusually volatile securities.


VALUE OF A $10,000 INVESTMENT

* First American Limited-Term Income Fund(Class A NAV)
* Merrill Lynch 1-Year Treasury Index
* First American Limited-Term Income Fund(Class A POP)


                               [PLOT POINTS GRAPH]


12/31/92      10000   10000    9800
09/30/93      10344   10293   10137
09/30/94      10573   10552   10361
09/30/95      11267   11265   11042
09/30/96      11935   11906   11697

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class C shares on 12/31/92 would have been valued at $11,935 on 9/30/96.

                 One       Three        Annualized
                 Year       Year        Inception
                Return     Return        To Date
                ------     ------       ----------
CLASS A NAV      5.93%      4.89%         4.82%

CLASS A POP      3.83%      4.17%         4.27%

    CLASS C      5.93%      4.89%         4.82%*

--------------------------
The inception date of the Class A shares is 12/14/92 and the inception date of the Class C shares is 2/4/94.

*The performance presented links the performance of Class C shares which were created on Feb. 4, 1994 with the performance of Class A shares which were the only class of shares issued by the Fund from inception on Dec. 14, 1992. The annualized since inception return of Class C shares from the date they were created is 5.16%.

INTERMEDIATE TERM INCOME FUND

Intermediate term portfolios have generally outperformed longer-term bond funds this year because of the sharp rise in interest rates from January through early May. The durations on all of our bond portfolios were shortened in late December of last year in anticipation of a rise in rates this year, even though at the time the widely held view was that the economy would slow sharply and that interest rates would drop. The shortened duration through early May and a neutral position since has resulted in a return for the Fund which is discernibly above the intermediate index benchmark. For the fiscal year, the Fund produced a total return of 5.63% as compared to the return of 5.13% for the Lehman Intermediate Government/Corporate Index.

The Fund continues to hold a mix of corporate, mortgage and asset-backed securities, but is somewhat overweighted in Treasuries because of the unusually narrow yield spreads on nongovernment issues. A slight widening of yield spreads would offset all of the initial yield advantage that such issues currently have, and any further widening would cause them to underperform governments.

The average credit quality of the Fund remains very high, and we continue to avoid leveraged derivatives or other unusually volatile securities that might put the Fund's return at risk in an adverse market environment.


VALUE OF A $10,000 INVESTMENT

* Lehman Intermediate-Term Government/Corporate Bond Index
* First American Intermediate-Term Income Fund(Class A NAV)
* First American Intermediate-Term Income Fund(Class A POP)


                              [PLOT POINTS GRAPH]


12/31/92       10000   10000    9625
09/30/93       10860   10673   10273
09/30/94       10680   10562   10165
09/30/95       11883   11672   11234
09/30/96       12493   12329   11867

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class C shares on 12/31/92 would have been valued at $12,364 on 9/30/96.

                 One        Three       Annualized
                 Year       Year        Inception
                Return     Return        To Date
                ------     ------       ----------
CLASS A NAV      5.63%      4.93%         5.80%

CLASS A POP      1.65%      3.59%         4.74%

    CLASS C      5.63%      4.93%         5.80%*

The inception date of the Class A shares is 12/14/92 and the inception date of the Class C shares is 2/4/94.

*The performance presented links the performance of Class C shares which were created on Feb. 4, 1994 with the performance of Class A shares which were the only class of shares issued by the Fund from inception on Dec. 14, 1992. The annualized since inception return of Class C shares from the date they were created is 5.41%.

INTERMEDIATE GOVERNMENT BOND FUND

We became increasingly apprehensive over the bond market's prospects as 1995 drew to a close. In early 1996, we shortened the Fund's average maturity to its minimum permissible three years. Several defensive high-coupon callable agencies were substituted for Treasuries. Very short maturity agency discount notes were also accumulated. The Fund only uses debt of those Agencies whose interest is exempt from state income taxes in order to keep income from the Fund predominantly exempt from state taxes. The defensive positioning proved well-timed as the bond market began a sizable multiple-month sell-off in February. In May we sold the discount notes and bought longer Treasuries in order to lengthen the Fund back to a neutral position. The market has essentially chopped in a range since then, proving the moves to be well-timed in hindsight. The Fund's overall allocation to the non-callable agency sector was allowed to drift lower over the course of the year as yield spreads versus comparable maturity Treasury issues narrowed slightly.

Looking forward, our most likely scenario is that the market may continue to consolidate its sell-off over the near term. We are currently maintaining the average maturity of the Fund fairly close to its benchmark, but it is conceivable that we may once again move the Fund to a more defensive posture if conditions warrant. For the year ended September 30, 1996, the Fund posted a total return of 4.85% compared to a return of 5.10% for the slightly broader Lehman Intermediate Government Index. The Fund's effective average maturity was
3.55 years at the fiscal-year end.


VALUE OF A $10,000 INVESTMENT

* Lehman Intermediate-Term Government Bond Index
* First American Intermediate Government Bond Fund(Class A NAV)
* First American Intermediate Government Bond Fund(Class A POP)


                              [PLOT POINTS GRAPH]


12/31/87       10000   10000    9700
Sep-88         10575   10426   10114
Sep-89         11594   11241   10903
Sep-90         12588   12144   11780
Sep-91         14298   13392   12990
Sep-92         16078   14578   14141
Sep-93         17308   15306   14846
Sep-94         17048   15133   14679
Sep-95         18859   16619   16120
Sep-96         19821   17425   16902

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class C shares at inception on 12/31/87 would have been valued at $17,387 on 9/30/96.

                 One      Annualized       Annualized
                 Year      Five Year        Inception
                Return      Return           To Date
                ------    ----------       ----------
CLASS A NAV      4.85%        5.41%           6.62%

CLASS A POP      1.68%        4.77%           6.25%

    CLASS C      4.74%        5.39%*          6.61%*

The inception date of the Class A shares is 12/22/87 and the inception date of the Class C shares is 2/4/94.

*The performance presented links the performance of Class C shares which were created on Feb. 4, 1994 with the performance of Class A shares which were the only class of shares issued by the Fund from inception on Dec. 22, 1987. The annualized since inception return of Class C shares from the date they were created is 4.76%.

FIXED INCOME FUND

The major surprises in the bond market in 1996 have been the strong pace of economic activity and the sharp rise in interest rates, in spite of widespread sentiment early in the year that the economy would weaken discernibly and that interest rates would fall as a result.

Our view, on the contrary, has been that economic activity would remain basically healthy throughout the year, and our market-analytic work suggested that interest rates would rise this year rather than fall. Consequently, our bond portfolio durations were shortened in late December at around 5.95% on long Treasuries to 75% of the benchmark duration. In early May, durations were lengthened to a neutral position in anticipation of a correction of the sell-off. The result of that strategy is a sizable incremental return above that of the bond market index over the past year as the Fund generated a total return of 4.64% as compared to the total return of the Lehman Government/Corporate Index of 4.51%.

Yield spreads on nongovernment securities are narrower than at any time in the past six years both absolutely and as a percent of current yields and have been relatively unattractive to us over the past year. Consequently, the Fund continues to hold a mix of corporate bonds, mortgages and asset-backed securities, but also has a somewhat higher weighting in Treasury securities than would be the case if the yield advantage of other instruments were higher.

As is customarily the case, the average credit quality of the Fund remains quite high and, in keeping with our philosophy of constraining risk in the portfolio, the Fund does not own any leveraged derivatives or other high-risk instruments that could undermine the Fund's return in adverse market conditions.


VALUE OF A $10,000 INVESTMENT

* Lehman Government/Corporate Bond Index
* First American Fixed Income Fund(Class A NAV)
* First American Fixed Income Fund(Class A POP)


                              [GRAPH PLOT POINTS]


12/31/87       10000   10000    9625
Sep-88         10656   10478   10085
Sep-89         11861   11597   11162
Sep-90         12662   12386   11921
Sep-91         14672   14076   13548
Sep-92         16613   15808   15215
Sep-93         18516   17262   16615
Sep-94         17750   16760   16131
Sep-95         20297   18902   18193
Sep-96         21212   19779   19037

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class B shares on 8/31/94 would have been valued at $11,034 on 9/30/96 assuming the maximum redemption charge occurs. A $10,000 investment in the Fund's Class C shares of 12/31/87 would have been valued at $19,842.

                  One       Annualized      Annualized
                  Year      Five Year        Inception
                 Return       Return          To Date
                 ------     ----------      ----------

 CLASS A NAV      4.64%        7.05%           8.17%

 CLASS A POP      0.70%        6.24%           7.70%

 CLASS B NAV      3.93%         N/A            6.85%

CLASS B CDSC     -0.98%         N/A            5.08%

     CLASS C      4.90%        7.11%           8.21%

The inception date of the Class A shares is 12/22/87 and the inception date of the Class C shares is 2/4/94.

*The performance presented links the performance of Class C shares which were created on Feb. 4, 1994 with the performance of Class A shares which were the only class of shares issued by the Fund from inception on Dec. 22, 1987. The annualized since inception return of Class C shares from the date they were created is 5.26%

FIRST AMERICAN TAX FREE FUNDS

The municipal bond market derives its value chiefly from the competing returns available on Treasuries. Independent of this strong correlation, however, other factors come into play such as: net new bond supply (after retirements); profitability of casualty insurance companies (sometime major municipal bond buyers); signal events in the municipal arena (such as, the Orange County, CA bankruptcy); and Federal tax policy. Of these five factors, two were chiefly operative in the Funds' fiscal 1996 year. Taxable interest rates rose across the curve, with representative 10-year Treasury yields increasing from 6.10% to 6.60% year over year. Second, diminishing concern over the likelihood of the "flat tax" proposals of 1995 becoming reality led municipal yields to increase less, from 4.90% to just 5.00%. As a result, while prices were down for both bond classes, municipals fell less.

INTERMEDIATE TAX FREE FUND

For the fiscal year ended September 30, 1996, the Fund produced a total return of 4.45%, the product of sound tax-free interest income return and a slight fall in unit value. In so doing, it just about equaled the return of the Lehman 7-year G.O. Index of 4.46%. During the fourth quarter of calendar 1995, the portfolio was positioned as to average maturity much like its 7-year index. At year end, however, the average maturity was shortened to less than 5.5 years reflecting our concern that interest rates would rise and bond prices fall. This protective move worked to the Fund's benefit. More normal average maturity levels were sought as the bond market bottomed during the summer, and these continued at fiscal-year end. Activity during the year included investing new monies (Fund assets rose from approximately $46 to $69 million year-over-year) as well as consummating trades to swap from bonds in overvalued market sectors to areas suggesting a better likelihood of out performance.


VALUE OF A $10,000 INVESTMENT

* Lehman 7-Year G.O. Index
* First American Intermediate Tax-Free Fund(Class A NAV)
* First American Intermediate Tax-Free Fund(Class A POP)


                              [GRAPH PLOT POINTS]


12/31/87       10000   10000    9700
Sep-88         10550   10479   10164
Sep-89         11253   10989   10659
Sep-90         12029   11569   11222
Sep-91         13463   12625   12245
Sep-92         14745   13535   13128
Sep-93         16377   14707   14265
Sep-94         16223   14523   14087
Sep-95         17959   15852   15376
Sep-96         18760   16557   16060

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class C shares on 12/31/87 would have been valued at $16,541 on 9/30/96.

                 One       Annualized      Annualized
                 Year       Five Year       Inception
                Return       Return          To Date
                ------     ----------      -----------
CLASS A NAV      4.45%        5.58%           6.00%

CLASS A POP      1.33%        4.93%           5.63%

    CLASS C      4.35%        5.56%*          5.99%*

The inception date of the Class A shares is 12/22/87 and the inception date of the Class C shares is 2/4/95.

*The performance presented links the performance of Class C shares which were created on Feb. 4, 1994 with the performance of Class A shares which were the only class of shares issued by the Fund from incpetion on Dec. 22, 1987. The annualized since inception return of Class C shares from the date they were creatd is 3.87%.

MINNESOTA INSURED INTERMEDIATE
TAX FREE FUND

For the fiscal year ended September 30, 1996, the Fund produced a total return of 4.80%. In so doing, it exceeded the return of the Lehman 7-year G.O. Index of 4.46%. The Fund's maturity management activities paralleled those of the Intermediate Term Tax-Free Fund and are noted on page 7. The Fund experienced strong growth during the year, rising by over 50% to approximately $97 million thus providing opportunity for the introduction of new bond holdings in the portfolio. It is worth noting that municipal bond issuance continues to grow as a percentage of total bond issuance.


VALUE OF A $10,000 INVESTMENT

* Lehman 7-Year G.O. Index
* First American Minnesota Insured Intermediate Tax-Free Fund(Class A NAV)
* First American Minnesota Insured Intermediate Tax-Free Fund(Class A POP)


                              [GRAPH PLOT POINTS]


2/28/94        10000   10000    9700
Sep-94          9919    9852    9557
Sep-95         10980   10686   10365
Sep-96         11470   11199   10863

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class C shares at inception on 2/28/94 would have been valued at $11,198 on 9/30/96.

                 One       Annualized
                 Year       Inception
                Return       To Date
                ------     ----------
CLASS A NAV      4.80%        4.38%

CLASS A POP      1.63%        3.16%

    CLASS C      4.80%        4.38%

The inception date of the Class A and Class C shares is 2/25/94.

COLORADO INTERMEDIATE TAX FREE FUND

For the fiscal year ended September 30, 1996, the Fund produced a total return of 4.39% compared to 4.46% for the Lehman 7-year G.O. Index. The Fund's maturity management activities paralleled those of the Intermediate Tax Free Fund and are noted on page 7.

Issuance increased 20% in the Colorado market in 1996, from a relatively weak 1995 calendar. Because of the above average growth in the economy, credit quality has generally improved in the state. The national trend of increased numbers of insured deals (rated AAA) was reflected in Colorado as well. The stock market has been tough competition for bond funds during the past year. Many bond funds have not grown or have actually shrunk in size. The Fund maintained its size at approximately $50 million over this period.

VALUE OF A $10,000 INVESTMENT

* Lehman 7-Year G.O. Index
* First American Colorado Insured Intermediate Tax-Free Fund(Class A NAV)
* First American Colorado Insured Intermediate Tax-Free Fund(Class A POP)


                              [GRAPH PLOT POINTS]


4/30/94        10000   10000    9700
Sep-94         10104   10118    9814
Sep-95         11185   10985   10655
Sep-96         11684   11468   11123

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class C shares on 4/30/94 would have been valued at $11,468 on 9/30/96.

                 One       Annualized
                 Year       Inception
                Return       To Date
                ------     ----------
ClASS A NAV      4.39%        6.69%

CLASS A POP      1.21%        5.39%

    CLASS C      4.39%        6.69%

The inception date of the Class A and Class C shares is 4/4/94.

ASSET ALLOCATION FUND

The Fund uses an objective, disciplined approach in determining asset allocation following the recommended asset weightings produced by a proprietary quantitative model. For the fiscal year ending September 30, 1996, the Fund produced a total return of 12.09% compared to total returns of 20.32% and 4.51% for the S&P 500 and Lehman Government/Corporate indices respectively. It also compares favorably to the return of 12.33% for the Lipper Flexible Portfolio fund average. Results were in line with the Fund's objective of providing a long-term total return higher than that of the bond market, but with lower volatility than that of the equity market.

The quantitative model maintained the greatest weight in equities consistently during the fiscal year, as the model's calculated equity risk premium continued to be attractive, but the weighting fluctuated during the year from a high of 63% to a low of 45%. The weighting in bonds also fluctuated during the year from a low of 5% to a high of 24%, responding to the volatility in the bond market during the time period. The cash weighting remained fairly stable during the year at around 30%.

At the start of the year, the Fund held 58% equities, 9% bonds and 33% cash. The Fund closed the year with 48% equities, 23% bonds and 29% cash. The model's current recommended allocation, with the high level of cash, is predicting modest returns in the near future for stocks and a little less than coupon returns for bonds. The high level of cash also suggests a greater degree of uncertainty with respect to the projected stock and bond market returns.


VALUE OF A $10,000 INVESTMENT

* Standard & Poor's 500 Composite Index
* First American Asset Allocation Fund(Class A NAV)
* First American Asset Allocation Fund(Class A POP)
* Lehman Government/Corporate Bond Index


                              [GRAPH PLOT POINTS]


12/31/92       10000   10000    9550   10000
Sep-93         10758   10750   10266   11138
Sep-94         11154   10945   10452   10677
Sep-95         14470   13080   12491   12209
Sep-96         17410   14661   14001   12760

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class B shares on 8/31/94 would have been valued at $12,520 on 9/30/96 assuming the maximum redemption charge occurs. A $10,000 investment in the Fund's Class C shares on 12/31/92 would have been valued at $14,722 on 9/30/96.

                  One       Three       Annualized
                  Year       Year        Inception
                 Return     Return        To Date
                 ------     ------      ----------
 CLASS A NAV     12.09%      10.90%        10.75%

 CLASS A POP      7.07%       9.20%         9.41%

 CLASS B NAV     11.29%       N/A          14.01%

CLASS B CDSC      6.29%       N/A          12.37%

     CLASS C     12.37%      11.06%        10.87%*

The inception date of the Class A shares is 12/14/92, the inception date of Class B shares is 8/15/94, and the inception date of the Class C shares is 2/4/94.

*The performance presented links the performance of Class C shares which were created on Feb. 4, 1994 with the performance of Class A shares which were the only class of shares issued by the Fund from inception on Dec. 14, 1992. The annualized since inception return of Class C shares from the date they were created is 11.46%

BALANCED FUND

The Fund generated a total return of 15.61% for the fiscal year as compared with 4.51% for the Lehman Government/Corporate Bond Index and 20.32% for the S&P 500. The Fund return compares very favorably to the Lipper Balanced Fund average of 12.46% for the same period.

The Fund's results were particularly attractive considering the slightly conservative allocation of about 52% stocks, 40% bonds and 8% cash. The current mix continues to reflect the belief that the valuation of both the stock and fixed income markets are becoming very full.

Equities and fixed income instruments utilized in this Fund mirror those found in the Stock and Fixed Income Funds. For further discussion of the performance of these Funds, please review the Fixed Income Fund commentary on page 6 and the Stock Fund commentary on page 12.


VALUE OF A $10,000 INVESTMENT

* Standard & Poor's 500 Composite Index
* First American Balanced Fund(Class A NAV)
* First American Balanced Fund(Class A POP)
* Lehman Government/Corporate Bond Index


                              [GRAPH PLOT POINTS]


12/31/92       10000   10000    9550   10000
Sep-93         10758   10978   10484   11138
Sep-94         11154   11311   10802   10677
Sep-95         14470   13637   13024   12209
Sep-96         17410   15766   15057   12760

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class B shares on 8/31/94 would have been valued at $12,989 on 9/30/96 assuming the maximum redemption charge occurs. A $10,000 investment in the Fund's Class C shares on 12/31/92 would have been valued at $15,854 on 9/30/96.


                 One         Three      Annualized
                 Year        Year        Inception
                Return       Return       To Date
                ------       ------     ----------
 CLASS A NAV     15.61%      12.82%        12.91%

 CLASS A POP     10.42%      11.09%        11.55%

 CLASS B NAV     14.78%        N/A         15.76%

CLASS B CDSC      9.78%        N/A         14.15%

     CLASS C     15.89%      13.04%        13.08%*

The inception date of the Class A shares is 12/14/92, the inception date of Class B shares is 8/15/94, and the inception date of the Class C shares is 2/4/94.

*The performance presented links the performance of Class C shares which were created on Feb. 4, 1994 with the performance of Class A shares which were the only class of shares issued by the Fund from inception on Dec. 14, 1992. The annualized since inception return of Class C shares from the date they were created is 13.28%

REAL ESTATE SECURITIES FUND

The Fund's objective is to provide above average current income and long-term capital appreciation by investing primarily in the equity securities of real estate companies. For the fiscal year just ended, the Fund generated a total return of 18.17% compared with 17.37% for the Lipper Real Estate Funds average. The Fund provided an average gross dividend yield of approximately 6.5% for the period.

Although Real Estate Investment Trusts (REITs) failed to keep pace with the total return produced by the broader S&P 500 equity index for the period, relative performance for the sector against the broader market improved during the second half of the year. We believe the fundamentals for most segments of the U.S. commercial real estate market remain very positive. The trend toward securitization of U.S. commercial real estate continues, and new development is still rare in most segments. Any new development appears to be increasingly disciplined by still relatively tight lending criteria among the traditional sources of capital to the market as well as by the increased scrutiny provided by the public equity markets.

During the period, the Fund benefited from its overweighted position in the office and industrial segment as well as an overweighted position in the hotel segment added later in the year. The Fund's underweighting in retail companies also aided performance. Strong performers included office and industrial companies; Cali Realty, Spieker Properties and Weeks Corp. as well as residential companies; Equity Residential Properties and Post Properties and hotel holdings Patriot American Hospitality and Felcor Suite Hotels.

The Fund's strategy continues to emphasize the segments of the market with strong long-term fundamentals. Geographically, the Fund emphasizes companies in markets with above-average job and population growth prospects, always within the context of healthy current and projected supply/demand balances. The Fund also emphasizes companies with superior managements and high-quality properties in advantageous locations.


VALUE OF A $10,000 INVESTMENT

* First American Real Estate Securities Fund(Class A NAV)
* Lipper Real Estate Funds Average
* First American Real Estate Securities Fund(Class A POP)


                              [GRAPH PLOT POINTS]


6/30/95        10000   10000    9550
Sep-95         10519   10518   10046
Sep-96         12431   12345   11871

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class B shares on 9/29/95 would have been valued at $11,400 on 9/29/96 assuming the maximum redemption charge occurs. A $10,000 investment in the Fund's Class C shares on 6/30/95 would have been valued at $12,469 on 9/30/96.

                  One        Annualized
                  Year       Inception
                 Return       To Date
                 ------      ----------
 CLASS A NAV     18.17%        18.12%

 CLASS A POP     12.84%        12.80%

 CLASS B NAV     17.00%        16.95%

CLASS B CDSC     12.00%        11.97%

     CLASS C     18.53%        19.27%

The inception date of the Class A shares is 9/29/95, the inception date of Class B shares is 9/29/95 and the inception date of the Class C shares is 6/30/95.

EQUITY INCOME FUND

The Fund generated a total return of 16.41% for the fiscal year, compared with total return of 20.32% and 4.51% for the S&P 500 and Lehman Government/ Corporate indices respectively. Fund performance lagged that of the S&P 500, as yield-oriented stocks failed to keep pace with the performance of the index. It is generally anticipated that yield-oriented stocks will underperform the S&P 500 during strong markets and outperform during weak markets. The Fund's investment strategy continues to emphasize equities with above average dividends in order to meet its twofold investment objective of providing an above-average current yield as well as long-term growth of capital and income. The Fund's dividend income per share increased approximately 3% compared to the level a year ago.

The Fund earned above-average returns on several of its largest holdings, including General Electric, Newell, Mobil, and Johnson & Johnson, a pharmaceutical company. The Fund also benefited from its other pharmaceutical holdings, Pfizer and Abbott Laboratories. Drug company stock performance continued to rebound during the period on strengthening pricing power, promising new drug pipelines and receding regulatory fears. The banking industry also exhibited strong performance during the period as industry consolidation and cost cutting continued to win applause from investors. The Fund's holdings of National City Corp. and Bank of New York were stand-out performers.

The Fund continues to hold an above average weighting in Real Estate Investment Trusts (REITs), which offer some of the highest current yields available in the equity market. The Fund's investment strategy continues to favor this sector over the electric and telephone utility industries which also traditionally pay above-average dividends. We believe that economic fundamentals within selected commercial real estate markets are superior to those of the utility markets, where competition continues to intensify, raising investment risk. Although the REIT sector as a whole lagged the broader market performance for the fiscal year, the Fund's holdings significantly outperformed the sector average. Crescent Real Estate Equities, National Golf Properties and Weeks Corp. provided very strong performance for the Fund.


VALUE OF A $10,000 INVESTMENT

* Standard & Poor's 500 Composite Index
* First American Equity Income Fund(Class A NAV)
* First American Equity Income Fund(Class A POP)
* Lehman Government/Corporate Bond Index


                               [GRAPH PLOT POINTS]


3/31/94        10000   10000    9550   10000
Sep-94         10532   10355    9889    9926
Sep-95         13663   12225   11675   11350
Sep-96         16439   14231   13591   11862

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class B shares on 8/31/94 would have been valued at $12,981 on 9/30/96 assuming the maximum redemption charge occurs. A $10,000 investment in the Fund's Class C shares on 3/31/94 would have been valued at $14,300 on 9/30/96.

                   One     Annualized
                   Year     Inception
                  Return     To Date
                  ------   ----------

 CLASS A NAV      16.41%     14.72%

 CLASS A POP      11.17%     12.66%

 CLASS B NAV      15.66%     15.64%

CLASS B CDSC      10.66%     14.03%

     CLASS C      16.79%     14.94%*

The inception date of the Class A shares is 3/25/94, the inception date of Class B shares is 8/15/94, and the inception date of the Class C shares is 8/4/94.

*The performance presented links the performance of Class C shares which were created on Aug. 2, 1994 with the performance of Class A shares which were the only class of shares issued by the Fund from inception on Mar. 25, 1994. The annualized since inception return of Class C shares from the date they were created is 16.34%.

Performance is presented for the period begining 3/25/94, the date First Bank National Association became the Adviser of the Equity Income Fund. The inception date of the Fund was 12/18/92. The per share income and capital charges for this fund since 12/18/92 can be found in the financial highlights and the prospectus. The average annual total return figures for one, five and ten year periods
(or from inception) are available upon request.

EQUITY INDEX FUND

VALUE OF A $10,000 INVESTMENT

* Standard & Poor's 500 Composite Index
* First American Equity Index Fund(Class A NAV)
* First American Equity Index Fund(Class A POP)


                               [GRAPH PLOT POINTS]


12/31/92       10000   10000    9550
Sep-93         10758   10751   10267
Sep-94         11154   11100   10601
Sep-95         14470   14308   13664
Sep-96         17410   17134   16363

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class B shares on 8/31/94 would have been valued at $14,425 on 9/30/96 assuming the maximum redemption charge occurs. A $10,000 investment in the Fund's Class C shares on 12/31/92 would have been valued at $17,203 on 9/30/96.

                  One        Three      Annualized
                  Year        Year       Inception
                 Return      Return       To Date
                 ------      ------     ----------
 CLASS A NAV     19.75%      16.81%        15.39%

 CLASS A POP     14.35%      15.03%        14.00%

 CLASS B NAV     18.95%       N/A          22.08%

CLASS B CDSC     13.95        N/A          20.57

     CLASS C     19.98       16.97%        15.52

The inception date of the Class A shares is 12/14/92, the inception date of Class B shares is 8/15/94, and the inception date of the Class C shares is 2/4/94.

*The performance presented links the performance of Class C shares which were created on Feb. 4, 1994 with the performance of Class A shares which were the only class of shares issued by the Fund from inception on Dec. 14, 1992. The annualized since inception return of Class C shares from the date they were created is 18.04%.

STOCK FUND

The Fund enjoyed strong investment performance over the past fiscal year generating a total return of 23.90% which compares favorably with the S&P 500 which produced a total return of 20.32%. Longer-term performance comparisons with the S&P 500 are also positive.

A significant contributor to these results was the correct identification of corporate restructuring as an important market theme or catalyst. Our value management group applied disciplined selection criteria that led to over half of the portfolio's holdings reflecting some form of internal change, driven by focused, shareholder-oriented management. A large portfolio position in the financial sector and a deliberate underweighting of utilities also enhanced investment performance. The application of the value-based selection discipline led to a number of successful holdings during the past year. IBM, General Electric, Monsanto, Chase Manhattan Corp., Compaq Computer Corp., American Home Products, and Household International possessed unrecognized potential at time of purchase and have developed into significant drivers of the Fund's performance. The Fund's selection disciplines also helped the management group avoid vulnerable stocks, driven to relatively high valuations by excessively optimistic earnings expectations.

We believe that by focusing on stocks where investor expectations are modest and valuation is correspondingly low, our shareholders' investment is subjected to reduced risk while appreciation potential is enhanced. Our search for the combination of low expectations, the potential for fundamental improvement and an element of change that will capture the market's attention and position of the Fund for continuing success.


VALUE OF A $10,000 INVESTMENT

* Standard & Poor's 500 Composite Index
* First American Stock Fund(Class A NAV)
* First American Stock Fund(Class A POP)


                               [GRAPH PLOT POINTS]


12/31/87       10000   10000    9550
Sep-88         11312   10494   10021
Sep-89         15044   13097   12508
Sep-90         13654   12121   11576
Sep-91         17911   15231   14545
Sep-92         19891   16428   15688
Sep-93         22476   19027   18170
Sep-94         23303   20617   19689
Sep-95         30232   25825   24663
Sep-96         36375   31997   30577

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class B shares on 8/31/94 would have been valued at $14,413 on 9/30/96 assuming the maximum redemption charge occurs. A $10,000 investment in the Fund's Class C shares on 12/31/87 would have been valued at $32,167 on 9/30/96.

                  One        Annualized       Annualized
                  Year        Five Year       Inception
                 Return        Return          To Date
                 ------      ----------       ----------
 CLASS A NAV     23.90%        16.01%          14.27%

 CLASS A POP     18.33%        14.95%          13.67%

 CLASS B NAV     23.08%         N/A            21.85%

CLASS B CDSC     18.08%         N/A            20.33%

     CLASS C     24.32%        16.13%          14.34%*

The inception date of the Class A shares is 12/22/87, the inception date of the Class B shares is 8/15/94, and the inception date of the Class C shares is 2/4/94.

*The performance presented links the performance of Class C shares which were created on Feb. 4, 1994 with the performance of Class A shares which were the only class of shares issued by the Fund from inception on Dec. 22, 1987. The annualized since inception return of Class C shares from the date they were created is 19.01%

DIVERSIFIED GROWTH FUND

The Fund produced a total return of 17.38% during the past fiscal year, compared to a total return for the S&P 500 of 20.32%. The performance for the full twelve- month period was dampened because of weak results in the fourth quarter of 1995, when many of the technology issues declined from their summer peaks. After further weakness in mid-1996, the technology stocks rebounded very strongly in the last quarter of the fiscal year.

Individual issues that aided performance in the past year included cisco, Intel, Oracle, among the technology companies and Corning Inc., General Electric and Dupont among other holdings. Telecommunication Inc. and United Healthcare performed poorly partially offsetting the above gains. The technology companies continued to achieve very strong sales and earning gains, generally surpassing even the relatively strong expectations held by most investors. The gains were driven by continued heavy spending on office equipment and networking products by businesses. We believe the long-term prospects for the technology sector are strong and remain overweighted in the technology sector.

A relatively strong overall economic environment contributed to the profit gains shown by many of the Fund's holdings, aiding overall absolute performance which pushed the Fund value to a new high.

We expect lesser profit gains in coming quarters, which should increase the range of returns seen for individual companies, depending upon their own mix of business and ability to meet investor expectations. The "blue chips" have been winners during the past year, but their valuations are high and future gains will be harder to achieve.


VALUE OF A $10,000 INVESTMENT

* Standard & Poor's 500 Composite Index
* First American Diversified Growth Fund(Class A NAV)
* First American Diversified Growth Fund(Class A POP)


                               [GRAPH PLOT POINTS]


3/31/94        10000   10000    9550
Sep-94         10532   10276    9814
Sep-95         13663   13484   12877
Sep-96         16439   15827   15115

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class B shares on 8/31/94 would have been valued at $14,529 on 9/30/96 assuming the maximum redemption charge occurs. A $10,000 investment in the Fund's Class C shares on 3/31/94 would have been valued at $15,916 on 9/30/96.

                  One       Annualized
                  Year       Inception
                 Return       To Date
                 ------     ----------
 CLASS A NAV     17.38%        18.90%

 CLASS A POP     12.13%        16.74%

 CLASS B NAV     16.41%        23.21%

CLASS B CDSC     11.41%        21.71%

     CLASS C     17.58%        19.16%*

The inception date of the Class A shares is 3/25/94, the inception date of the Class B shares is 8/15/94, and the inception date of the Class C shares is 8/2/94.

*The performance presented links the performance of Class C shares which were created on Aug. 2, 1994 with the performance of Class A shares which were the only class of shares issued by the Fund from inception on Mar. 25, 1994. The annualized since inception return of Class C shares from the date they were created is 23.69%

Performance is presented for the period beginning 3/25/94, the date First Bank National Association became the Adviser of the Diversified Growth Fund. The inception date of the Fund was 12/18/92. The per share income and capital changes for this Fund since 12/18/92 can be found in the financial highlights and the prospectus. The average annual total return figures for one, five and ten year periods (or from inception) are available upon request.

SPECIAL EQUITY FUND

For the fiscal year ending September 30, 1996, the Special Equity Fund generated a total return of 25.23% compared to the 20.32% return of the S&P 500. During the past year, the Fund was transitioned to a new manager. The Fund's discipline of investing in undervalued securities and industries has not changed; however, cash weighting and industry concentrations have been reduced. In addition, the Fund has moved toward a mid-cap orientation. All of these changes had a positive impact on the Fund.

During the fiscal year, the Fund benefited from the personal computer manufacturers group which was purchased when valuations were low. The Fund now holds several names in the semiconductor equiment area as current prices do not reflect the very positive long-term outlook for this industry. In addition, the Fund holds numerous solid companies which we feel are undervalued due to temporary problems such as Department 56, Value Health, Canandiaqua Wine, and Browning Ferris.


VALUE OF A $10,000 INVESTMENT

* Standard & Poor's 500 Composite Index
* First American Special Equity Fund(Class A NAV)
* First American Special Equity Fund(Class A POP)


                               [GRAPH PLOT POINTS]


12/31/87       10000   10000    9550
Sep-88         11312   11752   11223
Sep-89         15044   13901   13275
Sep-90         13654   12505   11942
Sep-91         17911   15527   14829
Sep-92         19891   17875   17071
Sep-93         22476   21255   20299
Sep-94         23303   25237   24101
Sep-95         30232   28424   27145
Sep-96         36375   35595   33994

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class B shares on 8/31/94 would have been valued at $13,662 on 9/30/96 assuming the maximum redemption charge occurs. A $10,000 investment in the Fund's Class C shares on 12/31/87 would have been valued at $35,770 on 9/30/96.

                  One      Annualized     Annualized
                  Year      Five Year      Inception
                 Return      Return         To Date
                 ------    ----------     -----------
 CLASS A NAV     25.23%       18.06%         15.66%

 CLASS A POP     19.61%       16.98%         15.06%

 CLASS B NAV     24.35%        N/A           19.51%

CLASS B CDSC     19.35%        N/A           17.96%

     CLASS C     25.61%       18.19%         15.73%*

The inception date of the Class A shares is 12/22/87, the inception date of the Class B shares is 8/15/94, and the inception date of the Class C shares is 2/4/94.

*The performance presented links the performance of Class C shares which were created on Feb. 4, 1994 with the performance of Class A shares which were the only class of shares issued by the Fund from inception on Dec. 22, 1987. The annualized since inception return of Class C shares from the date they were created is 17.13%

REGIONAL EQUITY FUND

In contrast to the previous year, performance of the Fund, while still up in double digits, was not as strong against its benchmark. For the fiscal year ending September 30, 1996, the Fund produced a total return of 10.97% compared to a return of 13.15% for the Frank Russell 2000 Stock Index.

The Fund exceeded the benchmark through the first eight months of the year but performance lagged during mid-summer. This was mainly attributable to the fact that several of the larger holdings in the Fund including Digi and Aetrium as well as several of the smaller health care companies, declined significantly due to lowered expectations and a very weak market for smaller capitalization stocks. Nonetheless, the Fund continues to own positions in these companies as the longer-term outlook is still attractive.

Offsetting some of the weaker issues were very strong performances by a number of issues including Dynamic Healthcare (which increased over fourfold during the year) as well as appreciation exceeding 50% in Control Data, Regis, TSI Inc., and Tower Automotive. New positions were also established in Ballantyne, Dura Automotive, MMI Companies, and Summit Medical late in the fiscal year. The Fund's largest sector holdings are in the technology and consumer cyclical areas.

The Fund continues to invest primarily in equity securities of small companies headquartered in the Upper Midwest. Investment decisions are made using a disciplined bottom-up approach focusing on companies whose stocks are undervalued due to low name recognition among investors and which have experienced shareholder-oriented management, and company-specific fundamentals that grow shareholder value.


VALUE OF A $10,000 INVESTMENT

* First American Regional Equity Fund(Class A NAV)
* First American Regional Equity Fund(Class A POP)
* Frank Russell 2000 Stock Index


                               [GRAPH PLOT POINTS]


12/31/92       10000    9550   10000
Sep-93         10758   11142   11585
Sep-94         11154   11896   11894
Sep-95         14470   16794   14673
Sep-96         19514   18636   16602

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class B shares on 8/31/94 would have been valued at $14,971 on 9/30/96 assuming the maximum redemption charge occurs. A $10,000 investment in the Fund's Class C shares on 12/31/92 would have been valued at $19,599 on 9/30/96.

                  One        Three       Annualized
                 Year         Year        Inception
                Return       Return        To Date
                ------       ------      ----------
 CLASS A NAV     10.97%      18.70%        20.20%

 CLASS A POP      5.96%      16.91%        18.75%

 CLASS B NAV     10.14%       N/A          24.15%

CLASS B CDSC      5.14%       N/A          22.66%

     CLASS C     11.27%      18.90%        20.35%*

The inception date of the Class A shares is 12/14/92, the inception date of the Class B shares is 8/15/94, and the inception date of the Class C shares is 2/4/94.

*The performance presented links the performance of Class C shares which were created on Feb. 4, 1994 with the performance of Class A shares which were the only class of shares issued by the Fund from inception on Dec. 14, 1992. The annualized since inception return of Class C shares from the date they were created is 19.29%

EMERGING GROWTH FUND

The Fund produced a total return of 13.21% during the fiscal year ending September 30, 1996, compared to a return of 13.15% for the Frank Russell 2000 Stock Index. Small-capitalization companies continued to trail the performance of the large capitalization companies as investors continued to favor the larger and broader companies which are perceived to be safer and more predictable. We think the relative trends are also partly due to the widely varied results turned in by the small capitalization issues, many of which had relatively short histories as public companies and perhaps overly optimistic expectations on the part of investors. With the economy continuing to grow at a somewhat sluggish pace, we continue to expect to see a fair proportion of the small-capitalization issues underperform expectations, but at least the current valuations levels have adjusted downward to leave some room for disappointments.

Leading performers for the Fund during the past year included Etec Systems, Learning Tree International, Career Horizons, and BTG Inc. Weak performers included Aetrium, Advanced Energy, and Fusion Systems. In general, the capital equipment suppliers to the electronics producers suffered poor performance as sales and profitability fell far below expectations. All three of the above-named laggards fell in that group. Meanwhile, the market strongly favored training firms such as Learning Tree and temp help providers such as Career Horizons.

The small-capitalization stocks still have many instances of extreme valuations, but we believe that more issues with strong prospects are available at reasonable prices than was the case earlier in the year. We continue to be actively investing in issues with strong longer-term growth prospects and favorable profit prospects. New positions taken during the last quarter of the fiscal year include Getty Communications, owner of rights to a portfolio of millions of photographic images, and Siebel Systems, a company which sells comprehensive sales force automation software which enhances the productivity of company sales personnel.


VALUE OF A $10,000 INVESTMENT

* First American Emerging Growth Fund(Class A NAV)
* First American Emerging Growth Fund(Class A POP)
* Frank Russell 2000 Stock Index


                               [GRAPH PLOT POINTS]


4/30/94        10000    9550      10000
Sep-94         10472   10000      10217
Sep-95         13490   12883      12605
Sep-96         15272   14584      14260

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class B shares on 8/31/94 would have been valued at $14,171 on 9/30/96 assuming the maximum redemption charge occurs. A $10,000 investment in the Fund's Class C shares on 4/30/94 would have been valued at $15,309 on 9/30/96.

                  One       Annualized
                  Year       Inception
                 Return       To Date
                 ------     ----------
 CLASS A NAV     13.21%        19.06%

 CLASS A POP      8.13%        16.88%

 CLASS B NAV     12.32%        22.23%

CLASS B CDSC      7.32%        20.72%

     CLASS C     13.39%        19.17%

The inception date of the Class A and Class C shares is 4/4/94, and the inception date of the Class B shares is 8/15/94.

INTERNATIONAL FUND

Performance for the First American International Fund for the fiscal year ending September 30, 1996 was 1.84% This compares to the Morgan Stanley EAFE Index (Europe, Australia, Far East) performance of 8.6% in the same time period. The best-performing markets were Spain, Ireland and Hong Kong up 24.1%, 24.0% and 23.1% respectively. Europe as a whole was up 14.3% while Japan was up a meager 0.4%. Underperformance was due to our overweighting in Japanese equities given our belief that the economy would snap back more quickly than has been the case. We have since reduced our positions in Japan in favor of Europe where the prospects for a term, both economic and profit-wise, are more evident.

Our strategy remains bullish for foreign equities. There was concern earlier in the year that worldwide growth and therefore inflation would accelerate. This was evidenced by 50-100 basis point rises in long-term interest rates in Europe, Japan, and the United States. The interest-rate environment, however, seems to be stabilizing as worldwide growth appears to be slow, steady, and moderate. This is a positive environment for equities.

Europe, and in particular Germany, while still suffering from sluggish growth appears to be moving in the direction of restructuring an improved organizational efficiency. This, coupled with easy central bank credit, presages continued good equity performance. Our focus is on companies that are able to grow earnings in a slow environment as well as firms that have franchises in non-European markets -- this includes pharmaceuticals, retailers, media and telecommunications.

Japan continues to struggle with the effects of a deep and prolonged recession and the need for its companies to become more efficient. To this end, the government has eased credit and encouraged the yen's decline versus the dollar. While the jury continues to be out, the combination of an accommodative monetary policy and a weaker yen should bode well for corporate revenue and profit growth. The stock market should benefit.

We remain positive on the emerging markets as a secular growth story. Southeast Asia continues to be the fastest- growing area of the world while the Latin American economies are returning to growth rates seen before the Mexican peso devaluation. P/E ratios are low and stocks are now cheap after a two-year bear phase.


VALUE OF A $10,000 INVESTMENT

* Morgan Stanley EAFE Index
* First American International Income Fund(Class A NAV)
* First American International Income Fund(Class A POP)


                               [GRAPH PLOT POINTS]


4/30/94        10000    10000   9550
Sep-94         10094    10039   9587
Sep-95         10679    10108   9653
Sep-96         11600    10294   9831

Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class B shares on 8/31/94 would have been valued at $9,418 on 9/30/96 assuming the maximum redemption charge occurs. A $10,000 investment in the Fund's Class C shares on 4/30/94 would have been valued at $10,341 on 9/30/96.

                  One         Annualized
                  Year        Inception
                 Return        To Date
                 ------      ----------
 CLASS A NAV      1.84%         1.95%

 CLASS A POP     -2.70%         0.07%

 CLASS B NAV      1.02%         0.34%

CLASS B CDSC     -3.95%        -1.54%

     CLASS C      2.11%         2.04%

The inception date of the Class A shares is 4/7/94, the inception date of the Class B shares is 8/15/94, and the inception date of the Class C shares is 4/4/94.

HEALTH SCIENCES FUND

The Fund's total return was -1.32% since inception on February 1, 1996, compared to the S&P 500 return of 9.8% in the same time period. The Lipper Health/Biotechnology average return was 5.97% since February 1, 1996. The Fund showed strength late in the last quarter as the smaller cap health care issues, which make up much of the Fund's holdings, finally began to recover following a summer of underperformance. Many of those issues reached relatively high valuations early in the year and did not fall to more reasonable levels until the summer market decline had nearly completed its move.

Individual issues that aided performance in the past quarter were Novoste Corporation, Sano Corporation and Stryker Corporation. Underperforming issues included Transitions Systems, Healthsource Inc., and Patterson Dental. In common, the stronger performers had all fallen sharply in price in the two months prior to the beginning of the quarter, and much of the gain in the quarter was recovery in valuation which was justified by company prospects. The weaker performers were largely driven downward by disappointing results. Healthsource showed weaker profit margins, but still strong gains in membership, which particularly and unpleasantly surprised the market. Patterson Dental (a distributor of dental supplies) surprised with a sales slowdown. In addition, many of the earlier-stage companies experienced declines in valuation which were not made up as the quarter progressed.

Overall, we see many companies which are more favorably valued than was true six months ago, giving the health sector significantly better valuation characteristics currently. The Fund has recently added to its holdings of medical information systems suppliers, given the recent decline in their valuations. Demand for improved information products is very strong and we expect expenditure levels to grow rapidly in the future as medical organizations see the productivity gains that are possible.

Overall, there have been generally favorable pricing and usage patterns in the health care field and, despite some concerns that Congress will take action to solve Medicare problems in the coming year, we are encouraged about investment prospects.


VALUE OF A $10,000 INVESTMENT

* Lipper Health & Biotechnology Funds Average
* First American Health Sciences Fund(Class A NAV)
* First American Health Sciences Fund(Class A POP)


                               [GRAPH PLOT POINTS]


1/30/96        10000   10000   9550
Sep-96         10558    9868   9424


Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class B shares on 1/31/96 would have been valued at $9,313 on 9/30/96 assuming the maximum redemption charge occurs. A $10,000 investment in the Fund's Class C shares on 1/31/96 would have been valued at $9,879 on 9/30/96.

                  One          Three         Cumulative
                 Month         Month         Inception
                 Return        Return         To Date
                 ------        ------        ----------
 CLASS A NAV      9.56%         4.89%         -1.32%

 CLASS A POP      4.67%         0.20%         -5.75%

 CLASS B NAV      9.36%         4.70%         -1.86%

CLASS B CDSC      4.36%        -0.30%         -6.77%

     CLASS C      9.54%         4.89%         -1.20%

The inception date of the Class A, Class B, and Class C shares is 1/31/96

TECHNOLOGY FUND

The Fund produced a total return of 18.60% in fiscal year 1996 as compared to 7.67% for the Lipper Science and Technology Funds average. The Fund did well in networking, telecommunications equipment, personal computer, and enterprise software stocks. More important to returns was the low weighting in semiconductor stocks, which experienced large corrections after five years of almost uninterrupted run-ups. The Fund benefited significantly from investments in Stratacom, Tellabs, Peoplesoft, Intel, Dell, Western Digital and Parametric Technology.

We think our underweighting in semiconductors is about over and have begun to move back into the group. Our PC weighting has been reduced as an offset. We have become more selective in our enterprise software holdings and more aggressive in telecommunications equipment. The telecommunications equipment sector, barring a legal ruling overturning FCC deregulation rules in the telephone industry, should continue to do well and we will increasingly look to that sector in the future.

The technology sector continues to show strong sales growth with profitability dependent on supply conditions within each sector. The group has had a very strong five- year run so we are becoming more cautious about valuations and profitability. Stock selection will be the key going forward, with higher turnover and unconventional holdings. Our current largest holdings are Intel, cisco, Oracle, Nokia, Tellabs and Peoplesoft; however, we are running with lower concentrations in individual stocks and more small-capitalization names.


VALUE OF A $10,000 INVESTMENT

* First American Technology Fund(Class A NAV)
* First American Technology Fund(Class A POP)
* Lipper Science & Technology Funds Average


                               [GRAPH PLOT POINTS]


4/30/94        10000    9550   10000
Sep-94         11572   11051   10870
Sep-95         19235   18370   16985
Sep-96         22813   21786   18288


Past performance of the Fund is not indicative of future performance. A $10,000 investment in the Fund's Class B shares on 8/31/94 would have been valued at $19,976 on 9/30/96 assuming the maximum redemption charge occurs. A $10,000 investment in the Fund's Class C shares on 4/30/94 would have been valued at $22,885 on 9/30/96.

                  One        Annualized
                  Year       Inception
                 Return       To Date
                 ------      ----------
 CLASS A NAV     18.60%        37.40%

 CLASS A POP     13.26%        34.88%

 CLASS B NAV     17.75%        44.80%

CLASS B CDSC     12.75%        43.56%

     CLASS C     18.85%        37.51%

The inception date of the Class A and Class C shares is 4/4/94, and the inception date of the Class B shares is 8/15/94.



INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
First American Funds, Inc.
First American Investment Funds, Inc.:

We have audited the accompanying statements of net assets (Statement of Assets and Liabilities including the Schedule of Investments for Balanced Fund) as of September 30, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the three funds constituting First American Funds, Inc. and each of the twenty funds constituting First American Investment Funds, Inc. for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights of Equity Income Fund and Diversified Growth Fund for the periods presented ended November 30, 1993 were audited by other auditors whose reports dated January 20, 1994 expressed unqualified opinions on this information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the three funds constituting First American Funds, Inc. and each of the twenty funds constituting First American Investment Funds, Inc. as of September 30, 1996, and the results of their operations, changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



                                                       KPMG Peat Marwick LLP


Minneapolis, Minnesota
November 8, 1996




STATEMENTS OF NET ASSETS ---- SEPTEMBER 30, 1996

PRIME OBLIGATIONS FUND

Description                                   Par (000)     Value (000)

COMMERCIAL PAPER -- 54.6%

Asset Securitization
5.437%, 10/21/96 (B)                             $6,000         $5,982
5.494%, 10/21/96 (B)                              5,400          5,384
5.522%, 10/23/96 (B)                             25,000         24,917
5.809%, 03/17/97 (B)                             15,500         15,094
Banco Bradesco S A Grand Cayman
(LOC: Barclays Bank)
5.551%, 10/22/96                                 25,000         24,921
5.560%, 10/29/96                                 30,000         29,873
Banco de Credito Nacional S A
(LOC: Barclays Bank)
5.713%, 05/02/97                                  6,000          5,805
Banco Nacional de Mexico S A
(LOC: Barclays Bank)
5.414%, 10/17/96                                 30,000         29,928
5.586%, 11/05/96                                 10,000          9,947
5.616%, 11/25/96                                 10,000          9,916
5.631%, 11/25/96                                 15,000         14,874
Banco Real S A (LOC: Barclays Bank)
5.466%, 10/03/96                                  5,000          4,999
5.452%, 10/04/96                                 15,000         14,993
Bankers Trust NY
5.729%, 02/12/97                                  4,000          3,917
Beta Finance
5.378%, 11/14/96 (B)                             17,000         16,890
5.393%, 11/18/96 (B)                             25,000         24,823
5.393%, 11/18/96 (B)                             25,000         24,823
5.683%, 12/30/96 (B)                              6,000          5,917
BT Securities
5.366%, 10/11/96                                 30,000         29,956
Cemex S A (LOC: Credit Suisse)
5.494%, 11/14/96                                 20,000         19,867
Cofco Capital (LOC: Credit Suisse)
5.370%, 10/11/96                                 20,000         19,970
5.393%, 11/08/96                                 30,000         29,832
Credit Card Securitization
5.364%, 10/15/96                                 25,000         24,948
5.395%, 10/15/96                                 26,000         25,946
5.368%, 10/16/96                                  8,838          8,818
Crown Leasing USA
(LOC: Bank of Tokyo--Mitsubishi)
5.472%, 10/17/96 (B)                              6,798          6,782
5.424%, 10/24/96 (B)                              8,020          7,992
CS First Boston
5.366%, 10/10/96                                 20,000         19,973
5.525%, 10/16/96                                 10,000          9,977
5.360%, 10/18/96                                 30,000         29,925
5.525%, 10/24/96                                 15,000         14,948
Enterprise Funding
5.348%, 10/03/96 (B)                             17,000         16,995
5.354%, 10/10/96 (B)                             19,174         19,148
5.364%, 10/10/96 (B)                             20,000         19,973
5.370%, 10/17/96 (B)                             25,171         25,111
5.465%, 11/04/96 (B)                              9,969          9,918
5.489%, 11/14/96 (B)                              8,558          8,502
5.403%, 11/18/96 (B)                             10,000          9,929
5.509%, 11/20/96 (B)                              5,008          4,970
5.631%, 11/26/96 (B)                             10,000          9,914
Equipment Funding
5.348%, 10/02/96                                 25,132         25,128
5.440%, 10/04/96                                 31,094         31,080
5.407%, 10/07/96                                 21,224         21,205
5.378%, 11/01/96                                 15,000         14,931
Equipment Intermediation Partnership
5.352%, 10/07/96 (B)                             41,309         41,272
Finance One Funding (LOC: Credit Suisse)
5.930%, 03/21/97 (B)                              8,000          7,784
5.932%, 03/21/97 (B)                             12,400         12,065
First Deposit Master Trust
5.368%, 10/22/96 (B)                             24,500         24,424
5.552%, 10/22/96 (B)                              5,040          5,024
5.451%, 11/07/96 (B)                             20,613         20,498
Grupo Financiero Bancomer S A Grand
Cayman BRH (LOC: Bank of Montreal)
5.400%, 10/22/96                                 50,000         49,844
Hartz 667
(LOC: Bank of Tokyo--Mitsubishi)
5.411%, 10/09/96                                  5,410          5,404
5.455%, 10/09/96                                 25,000         24,970
5.435%, 10/16/96                                  5,665          5,652
Hosokawa Micron International
(LOC: Bank of Tokyo--Mitsubishi)
5.435%, 10/16/96                                 14,500         14,467
International Lease Finance
5.505%, 10/02/96                                 15,000         14,998
5.475%, 10/18/96                                  7,731          7,711
5.563%, 11/04/96                                 28,000         27,855
International Securitization
(Guarantor: FNB Chicago)
5.404%, 11/12/96 (B)                             40,000         39,751
5.500%, 01/03/97 (B)                              8,433          8,314
5.564%, 01/15/97 (B)                             11,967         11,774
5.582%, 02/12/97 (B)                             11,734         11,497
5.731%, 02/18/97 (B)                             16,048         15,699
5.701%, 02/27/97 (B)                             12,316         12,033
5.739%, 02/27/97 (B)                             15,376         15,020
5.677%, 03/24/97 (B)                             14,412         14,027
Jefferson Smurfit Financial
5.519%, 10/16/96                                  7,500          7,483
5.513%, 10/22/96                                  5,775          5,757
5.380%, 11/05/96                                 11,100         11,043
5.392%, 11/19/96                                  6,800          6,751
5.412%, 11/26/96                                  6,300          6,248
5.535%, 12/02/96                                 12,500         12,382
5.538%, 12/06/96                                 12,500         12,375
5.705%, 03/11/97                                  6,200          6,046
Konica Finance USA
(LOC: Mitsubishi Bank)
5.445%, 10/10/96 (B)                             23,100         23,069
Merrill Lynch
5.751%, 10/01/96                                 35,000         35,000
5.486%, 11/05/96                                 11,500         11,441
5.491%, 11/06/96                                 25,000         24,864
Pemex Capital (LOC: Swiss Bank)
5.507%, 10/01/96                                 14,000         14,000
5.552%, 10/10/96                                  5,000          4,993
Pooled Accounts Receivable Capital
5.426%, 10/11/96 (B)                             15,080         15,057
5.445%, 10/21/96 (B)                             20,189         20,128
5.456%, 10/21/96 (B)                             30,000         29,910
5.476%, 10/21/96 (B)                             25,000         24,924
5.432%, 11/14/96 (B)                             22,200         22,054
Premium Funding
5.424%, 10/15/96 (B)                             14,945         14,914
5.426%, 10/15/96 (B)                             15,000         14,969
5.433%, 10/21/96 (B)                             24,982         24,907
5.429%, 10/22/96 (B)                             25,100         25,021
5.453%, 10/22/96 (B)                             15,000         14,953
5.444%, 10/29/96 (B)                             39,881         39,713
5.439%, 11/04/96 (B)                             11,081         11,024
5.472%, 11/12/96 (B)                              9,087          9,030
5.488%, 11/19/96 (B)                              5,056          5,019
Receivables Capital
5.392%, 10/01/96 (B)                             23,183         23,183
5.393%, 10/02/96 (B)                             22,118         22,115
5.398%, 10/09/96 (B)                             25,296         25,266
5.418%, 10/16/96 (B)                             25,000         24,944
5.424%, 10/18/96 (B)                             25,000         24,936
Sigma Finance
5.540%, 12/02/96 (B)                             29,167         28,892
5.555%, 12/03/96 (B)                             20,000         19,808
5.637%, 01/03/97 (B)                              7,500          7,392
5.640%, 01/06/97 (B)                              5,000          4,925
5.663%, 01/27/97 (B)                             16,000         15,709
5.742%, 03/14/97 (B)                              6,000          5,847
5.754%, 03/27/97 (B)                              6,500          6,322
Towson Town Center
(LOC: Bank of Tokyo--Mitsubishi)
5.468%, 10/10/96                                  5,344          5,337
5.448%, 10/15/96                                  9,292          9,272
5.449%, 10/17/96                                 10,000          9,976
US Prime Property (LOC: Westpac Bank)
5.514%, 10/23/96                                 12,000         11,960
5.570%, 11/20/96                                 22,600         22,430
5.611%, 12/10/96                                  9,500          9,399
Westpac Capital
5.570%, 11/20/96                                  6,326          6,278
TOTAL COMMERCIAL PAPER
(Cost $1,865,890)                                            1,865,890

CORPORATE OBLIGATIONS--22.2%
American General Finance
7.570%, 10/15/96                                 13,800         13,810
7.150%, 05/15/97                                  9,000          9,055
Anchor National Life Insurance
Investment
5.500%, 10/01/96 (A) (C)                         75,000         75,000
Associates of North America
7.620%, 04/29/97                                  5,000          5,048
BankAmerica
7.500%, 03/15/97                                 18,000         18,125
6.000%, 07/15/97                                 12,410         12,425
Bear Stearns
5.523%, 10/07/96 (A)                             50,000         50,000
5.550%, 03/11/97                                 25,000         25,000
Beta Finance
5.460%, 10/01/96 (A) (B)                         65,000         65,000
5.812%, 05/16/97 (B)                             20,000         20,000
Commercial Credit Group
7.375%, 11/15/96                                 25,000         25,052
8.125%, 03/01/97                                  4,690          4,736
Ford Motor Credit
5.625%, 03/03/97                                 18,000         17,993
7.750%, 04/29/97                                  8,000          8,084
9.350%, 06/10/97                                  5,160          5,280
General Electric Capital
6.970%, 10/28/96                                 23,000         23,020
7.640%, 01/23/97                                  9,900          9,957
Household Finance
6.760%, 04/25/97                                  7,000          7,026
International Lease Finance
6.375%, 11/01/96                                  4,000          4,002
5.420%, 06/02/97                                  9,000          8,960
5.840%, 06/09/97                                  6,600          6,590
5.900%, 07/03/97                                 15,000         14,992
6.500%, 07/15/97                                  6,000          6,029
Merrill Lynch
5.580%, 03/14/97                                 25,000         25,000
Morgan Stanley
5.574%, 10/15/96 (A)                             75,000         75,000
7.790%, 02/03/97                                  6,000          6,048
Structured Enhanced Return
Trust 1995 A-18
5.488%, 10/18/96 (A) (B)                         35,000         35,000
Structured Products Asset Return
5.538%, 10/03/96 (A) (B)                        100,000        100,000
Sun Life Insurance of America
5.750%, 10/01/96 (A) (C)                         75,000         75,000
U.S. Leasing International
(Guarantee: Ford Motor Co.)
6.000%, 02/11/97                                  7,000          7,002
TOTAL CORPORATE OBLIGATIONS
(Cost $758,234)                                                758,234

U.S. GOVERNMENT AGENCY OBLIGATIONS--6.4%
Export-Import Bank
5.685%, 10/15/96 (A) (B)                         70,455         70,444
Export-Import Bank/KA Leasing
5.645%, 10/15/96 (A) (B)                         36,163         36,163
FHLB
5.830%, 10/01/96 (A)                             25,000         25,010
5.700%, 10/03/96 (A)                             25,000         25,004
SLMA
5.670%, 10/01/96 (A)                             11,150         11,145
5.670%, 10/01/96 (A)                             10,000          9,997
5.580%, 10/01/96 (A)                             38,400         38,130
U.S. AID
5.920%, 10/01/96 (A)                              1,250          1,248
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $217,141)                                                217,141

LOAN PARTICIPATION CERTIFICATES--5.6%
Barclays Bank (Cargill)
5.390%, 10/11/96                                 10,000         10,000
5.400%, 10/25/96                                 40,000         40,000
5.380%, 10/30/96                                 25,000         25,000
5.370%, 10/31/96                                 25,000         25,000
Barclays Bank (ITT Hartford)
5.360%, 10/24/96                                 17,500         17,500
Barclays Bank (National Rural Utilities)
5.350%, 10/04/96                                 25,000         25,000
CoreStates Bank (Weyerhauser Mortgage)
5.500%, 10/15/96                                  9,952          9,952
Toronto Dominion Bank (ITT Hartford)
5.370%, 10/01/96                                 17,500         17,500
Toronto Dominion Bank
(National Rural Utilities)
5.370%, 10/16/96                                 20,000         20,000
TOTAL LOAN PARTICIPATION CERTIFICATES
(Cost $189,952)                                                189,952


CERTIFICATES OF DEPOSIT--3.5%
Bank of America National Trust &
Savings, San Francisco, CA
4.900%, 02/12/97                                 20,000         19,952
FCC National Bank of Wilmington
5.500%, 03/14/97                                 50,000         49,991
Mercantile Safe Deposit & Trust
5.523%, 10/07/96 (A) (B)                         25,000         25,000
5.523%, 10/07/96 (A) (B)                         25,000         25,000
TOTAL CERTIFICATES OF DEPOSIT
(Cost $119,943)                                                119,943

ASSET-BACKED SECURITIES--3.3%
CARCO Auto Loan Master
Trust 1993-2 A1
5.559%, 10/15/96 (A)                            111,500        111,500
TOTAL ASSET-BACKED SECURITIES
(Cost $111,500)                                                111,500

MASTER NOTES--1.5%
Goldman Sachs
5.470%, 10/01/96 (A)                             50,000         50,000
TOTAL MASTER NOTES
(Cost $50,000)                                                  50,000

REPURCHASE AGREEMENTS--2.9%

Prudential 5.72%, dated 09/30/96,
matures 10/01/96, repurchase price
$36,076,683 (collateralized by various
FNMA and FFCB Bonds, ranging in par
value from $8,970,000-$19,681,655,
0.00%-6.09%, 12/05/96-11/01/22: total
market value $36,795,955)                        36,071         36,071

Salomon Brothers 5.76%, dated 09/30/96,
matures 10/01/96, repurchase price
$64,080,500 (collateralized by various
FHLMC and FNMA Bonds, ranging in par
value from $219,621-$7,619,999,
5.00%-10.00%, 07/01/98-09/01/26: total
market value $66,627,531)                        64,070         64,070

TOTAL REPURCHASE AGREEMENTS
(Cost $100,141)                                                100,141

TOTAL INVESTMENTS--100.0%
(Cost $3,412,801)                                            3,412,801

NET OTHER ASSETS AND LIABILITIES, NET--0.0%                       (466)



NET ASSETS:
Portfolio shares--Institutional
Class ($.01 par value--20 billion
authorized) based on 3,166,203,533
outstanding shares                                          $3,166,203

Portfolio shares--Retail Class A ($.01
par value--20 billion authorized) based
on 135,146,504 outstanding shares                              135,147

Portfolio shares--Retail Class B ($.01
par value--20 billion authorized) based
on 1,763,346 outstanding shares                                  1,764

Portfolio shares--Corporate Trust Class
($.01 par value--20 billion authorized)
based on 109,212,779 outstanding shares                        109,212

Undistributed net investment income                                  9

TOTAL NET ASSETS--100.0%                                    $3,412,335

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
SHARE--INSTITUTIONAL CLASS                                  $     1.00

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
SHARE--RETAIL CLASS A                                       $     1.00

NET ASSET VALUE AND OFFERING PRICE PER SHARE--RETAIL CLASS
B (1)                                                       $     1.00

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
SHARE--CORPORATE TRUST CLASS                                $     1.00


(1) Class B has a contingent deferred sales charge. For a description of possible redemption charge, see the notes to the financial statements.
(A) Variable Rate Security-the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1996. The date shown is the next reset date.
(B) Security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
(C)    Private Placement Securities considered illiquid investments.
       AID--Agency for International Development
       FFCB--Federal Farm Credit Bank
       FHLB--Federal Home Loan Bank
       FHLMC--Federal Home Loan Mortgage Corporation
       FNMA--Federal National Mortgage Association
       LOC--Letter of Credit
       SLMA--Student Loan Marketing Association

The accompanying notes are an integral part of the financial statements.


GOVERNMENT OBLIGATIONS FUND

Description                                   Par (000)     Value (000)

U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 50.5%
Export-Import Bank
5.645%, 10/15/96 (A) (B)                        $18,199        $18,199
5.685%, 10/15/96 (A) (B)                         30,000         29,995
5.625%, 10/15/96 (A) (B)                         25,000         25,000
FFCB
5.540%, 10/01/96 (A)                             20,000         20,026
8.450%, 01/10/97                                  4,000          4,030
7.500%, 02/03/97                                 20,000         20,125
4.950%, 03/03/97                                 10,000          9,986
FHLB
5.540%, 10/01/96 (A)                             13,000         12,970
5.750%, 10/03/96 (A)                             25,000         25,048
5.433%, 12/04/96 (A)                             20,000         19,982
5.420%, 01/02/97                                 10,000         10,000
5.035%, 03/06/97                                 21,340         21,315
6.880%, 04/07/97                                  8,015          8,058
5.680%, 05/09/97                                 15,000         15,006
5.555%, 05/22/97                                 10,000          9,988
6.630%, 05/23/97                                 10,000         10,063
FHLMC
5.670%, 10/03/96 (A)                             15,000         15,001
7.880%, 12/20/96                                  4,655          4,678
5.360%, 03/28/97                                 15,000         14,969
FNMA
5.230%, 10/01/96 (A)                             35,000         34,986
5.280%, 10/01/96 (A)                             50,000         49,996
5.680%, 10/07/96                                 25,000         25,000
7.600%, 01/10/97                                  9,200          9,249
SLMA
5.670%, 10/01/96 (A)                             15,000         15,000
5.510%, 10/01/96 (A)                             10,000         10,000
5.510%, 10/01/96 (A)                             20,000         20,000
5.580%, 10/01/96 (A)                             14,000         13,978
U.S. AID
5.770%, 10/01/96 (A)                              6,000          6,010
5.770%, 10/01/96 (A)                             13,000         13,000
5.770%, 10/01/96 (A)                             11,000         11,000
5.850%, 10/01/96 (A)                                950            950
5.774%, 10/01/96 (A)                             10,000          9,988
5.764%, 10/01/96 (A)                             15,000         15,000
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $528,596)                                                528,596

OTHER U.S. GOVERNMENT OBLIGATIONS--10.0%
Downey Savings & Loan
(LOC: FHLB of San Francisco)
5.672%, 01/09/97                                 20,000         19,693
5.667%, 01/15/97                                 10,000          9,839
5.637%, 01/15/97                                 10,000          9,840
5.444%, 02/21/97                                 25,000         24,474
Fidelity Federal Bank, Los Angeles,
CA (LOC: FHLB of San Francisco)
5.440%, 10/01/96                                 14,943         14,943
5.362%, 10/25/96                                 15,000         14,948
5.377%, 11/18/96                                 11,000         10,922
TOTAL OTHER U.S. GOVERNMENT OBLIGATIONS
(Cost $104,659)                                                104,659

U.S. TREASURY OBLIGATIONS--3.8%
U.S. Treasury Notes
7.500%, 01/31/97                                 25,000         25,164
6.875%, 02/28/97                                 15,000         15,076
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $40,240)                                                  40,240

REPURCHASE AGREEMENTS--35.5%

Bear Stearns 5.720%, dated 09/30/96,
matures 10/01/96, repurchase price
$150,023,833 (collateralized by various
U.S. Treasury STRIPS, ranging in par
value from $6,200,000-$50,000,000,
02/15/00-02/15/19: total market value
$153,072,000)                                    150,000        150,000

Daiwa Securities 5.750%, dated 09/30/96,
matures 10/01/96, repurchase price
$80,012,778 (collateralized by various
U.S. Treasury Notes, ranging in par
value from $36,000-$50,000,000,
5.125%-8.250%, 12/31/96-06/30/98: U.S.
Treasury Bond, par value $224,000,
13.875%, 05/15/11: total market value
$81,601,533)                                     80,000         80,000

Prudential, 5.720%, dated 09/30/96,
matures 10/01/96, repurchase price
$31,088,384 (collateralized by various
FNMA obligations, ranging in par value
from $6,965,000-$32,060,440 $39,025,440,
0.00%-7.252%, 12/30/96-04/01/24; total
market value $31,70 8,394)                       31,083         31,083

Salomon Brothers, 5.760%, dated
09/30/96, matures 10/01/96, repurchase
price $110,613,047 (collateralized by
various FHLMC and FNMA obligations
ranging in par value from
$43,554-$24,614,622, 5.500%-10.00%,
05/01/97-09/01/26: total market value
$11 5,637,871)                                  110,595        110,595

TOTAL REPURCHASE AGREEMENTS
(Cost $371,678)                                                371,678

TOTAL INVESTMENTS--99.8%
(Cost $1,045,173)                                            1,045,173

OTHER ASSETS AND LIABILITIES, NET--0.2%                          1,803

NET ASSETS:

Portfolio shares--Institutional Class
($.01 par value--20 billion authorized)
based on 777,589,636 outstanding shares                        777,590

Portfolio shares--Corporate Trust Class
($.01 par value--20 billion authorized)
based on 269,382,152 outstanding shares                        269,382

Undistributed net investment income                                 35

Accumulated net realized loss on investments                       (31)

TOTAL NET ASSETS--100.0%                                    $1,046,976

NET ASSET VALUE, OFFERING PRICE, AND
REDEMPTION PRICE PER SHARE--INSTITUTIONAL CLASS             $     1.00

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
SHARE--CORPORATE TRUST CLASS                                $     1.00


(A) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1996. The date shown is the next reset date.
(B) Security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.

       AID--Agency for International Development
       FFCB--Federal Farm Credit Bank
       FHLB--Federal Home Loan Bank
       FHLMC--Federal Home Loan Mortgage Corporation
       FNMA--Federal National Mortgage Association
       LOC--Letter of Credit
       SLMA--Student Loan Marketing Association
       STRIPS--Seperately Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.


TREASURY OBLIGATIONS FUND

Description                                     Par (000)     Value (000)

U.S. TREASURY OBLIGATIONS -- 21.3%
U.S. Treasury Bills
5.269%, 01/09/97                                $25,000        $24,650
5.637%, 02/06/97                                 25,000         24,545
5.499%, 03/06/97                                 25,000         24,428
5.505%, 04/03/97                                 25,000         24,331
5.690%, 05/01/97                                 25,000         24,198
5.785%, 05/29/97                                 25,000         24,082
U.S. Treasury Notes
8.000%, 10/15/96                                 50,000         50,048
7.500%, 01/31/97                                 65,000         65,454
6.750%, 02/28/97                                 25,000         25,109
6.875%, 03/31/97                                 25,000         25,156
6.500%, 04/30/97                                 50,000         50,212
8.500%, 05/15/97                                 25,000         25,441
5.875%, 07/31/97                                 25,000         25,037
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $412,691)                                                412,691

REPURCHASE AGREEMENTS--78.9%

BA Securities 5.260%, dated 09/27/96,
matures 10/04/96, repurchase price
$85,086,936 (collateralized by various
U.S. Treasury Notes, ranging in par value
from $4,940,000-$50,000,000,
5.625%-11.875%, 06/30/97-11/15/03:
 total market value $86,807,669                  85,000         85,000

Bear Stearns 5.720%, dated 09/30/96,
matures 10/01/96, repurchase price
$350,055,611 (collateralized by various
U.S. Treasury STRIPS, ranging in par
value from $3,840,000-$50,000,000,
02/15/97-02/15/13: total market value
$364,114,003)                                   350,000        350,000

BT Securities, 5.650%, dated 09/30/96,
matures 10/01/96, repurchase price
$85,013,340 (collateralized by U.S.
Treasury Note, total par value
$82,340,000, 8.250%, 07/15/98: total
market value $86,707,600)                        85,000         85,000

BT Securities, 5.750%, dated 09/30/96,
matures 10/01/96, repurchase price
$300,047,917 (collateralized by various
U.S. Treasury STRIPS, ranging in par
value from $1,875,000-$50,000,000,
05/15/97-08/15/20: total market value
$313,446,000)                                   300,000        300,000

Daiwa Securities 5.750%, dated 09/30/96,
matures 10/01/96, repurchase price
$170,027,153 (collateralized by various
U.S. Treasury Notes, ranging in par value
from $44,370,000-$129,903,000,
4.750%-5.750%, 09/30/97-08/31/98:
total market value $173,400,790)                170,000        170,000

First Boston, 5.230%, dated 09/26/96,
matures 10/03/96, repurchase price
$85,086,440 (collateralized by
U.S. Treasury Bond, total par value
$85,485,000, 7.125%, 02/15/23:
total market value $87,101,201)                  85,000         85,000

First Union Capital 5.220%, dated
09/26/96, matures 10/03/96, repurchase
price $85,086,275 (collateralized by
various U.S. Treasury Notes, ranging in
par value from $4,180,000-$50,000,000,
5.250%-7.250%, 11/30/96-02/15/98:
total market value $86,751,181)                  85,000         85,000

Goldman Sachs, 5.280%, dated 09/25/96,
matures 10/02/96, repurchase price
$80,082,133 (collateralized by U.S.
Treasury Bond, total par value
$61,570,000, 9.875%, 11/15/15:
total market value $82,542,281)                  80,000         80,000

Lehman Brothers, 5.240%, dated 09/27/96,
matures 10/01/96, repurchase price
$85,049,489 (collateralized by
U.S. Treasury Bond, total par value
$94,475,000, 6.250%, 08/15/23: total
market value $86,577,480)                        85,000         85,000

Nomura Securities, 5.270%, dated
09/25/96, matures 10/02/96, repurchase
price $85,087,101 (collateralized by
various U.S. Treasury Notes, ranging in
par value from $3,525,000-$50,000,000,
5.625%-8.125%, 08/15/97-08/15/19:
total market value $88,013,230)                  85,000         85,000

Prudential Securities, 5.350%, dated
09/30/96, matures 10/01/96, repurchase
price $28,617,252 (collateralized by
U.S. Treasury Note, total par value
$27,354,000, 7.750%, 11/30/99: total
market value $29,185,797)                        28,613         28,613

UBS Securities, 5.360%, dated 09/30/96,
matures 10/01/96, repurchase price
$85,406,714 (collateralized by various
U.S. Treasury Notes, ranging in par
value from $15,000-$79,700,000, 6.375%-9.125%,
04/15/99-06/30/99:
total market value $87,103,259)                  85,394         85,394

TOTAL REPURCHASE AGREEMENTS
(Cost $1,524,007)                                            1,524,007

TOTAL INVESTMENTS--100.2%
(Cost $1,936,698)                                           $1,936,698

OTHER ASSETS AND LIABILITIES, NET--(0.2%)                       (3,176)

NET  ASSETS:
Portfolio shares--Institutional Class ($.01
par value--20 billion authorized) based on
317,391,723 outstanding shares                              $  317,392

Portfolio shares--Corporate Trust Class ($.01
par value--20 billion authorized) based on
1,616,105,019 outstanding shares                             1,616,105

Undistributed net investment income                                 31

Accumulated net realized loss on investments                        (6)

TOTAL NET ASSETS--100.0%                                    $1,933,522

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
PER SHARE--INSTITUTIONAL CLASS                              $     1.00

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
PER SHARE--CORPORATE TRUST CLASS                            $     1.00


STRIPS--  Separately Trading of Registered Interest and Principal of Securities

xxx

The accompanying notes are an integral part of the financial statements.


LIMITED TERM INCOME FUND

Description                                   Par (000)     Value (000)

ASSET-BACKED SECURITIES--76.3%

ADJUSTABLE RATE MORTGAGES--4.0%
Merrill Lynch Mortgage Investors
1993-C A4
6.438%, 03/15/18 (A)                             $4,000         $4,000
                                                                 4,000
AUTO COMPANY SUBSIDIARIES--AUTO--5.3%
Premier Auto Trust 1993-4 B
4.950%, 02/02/99                                    896            891
Premier Auto Trust 1994-2 B
6.500%, 05/02/00                                  2,146          2,153
Premier Auto Trust 1994-3 B
6.800%, 12/02/99                                  2,310          2,324
                                                                 5,368
BANKS--AUTO--4.7%
Boulevard Auto Trust 1993-1 A
4.550%, 10/15/98                                    212            211
New South Auto Trust 1994-B A
8.475%, 01/15/01                                  1,733          1,762
Western Financial Grantor Trust 1993-2 A2
4.700%, 10/01/98                                  1,081          1,065
Western Financial Grantor Trust 1994-3 B
6.650%, 12/01/99                                  1,194          1,201
Zions Auto Trust 1993-1 B
5.650%, 06/15/99                                    492            492
                                                                 4,731
BANKS--BOATS & RV--5.9%
CFC Grantor Trust TR14
7.150%, 11/15/06 (B)                              3,519          3,532
Chemical Financial Acceptance 1991-A A
6.450%, 12/15/97                                  2,533          2,530
                                                                 6,062

BANKS--CREDIT CARD RECEIVABLES--13.9%
Banc One Credit Card Master Trust 1994-B
7.550%, 12/15/99                                  4,250          4,326
Household Credit Card Master
Trust 1995-1 B
5.854%, 12/15/02 (A)                              4,200          4,211
MBNA Master Credit Card
Trust 1994-B A
5.770%, 01/15/02 (A)                              5,500          5,498
                                                                14,035
BUSINESS CREDIT--BUSINESS--1.7%
Leasing Solution Receivables 1994-1 A
5.575%, 03/15/99                                    146            145
Leasing Solution Receivables 1994-2 A
8.075%, 12/15/99                                    866            874
Orix Credit Alliance Owner Trust 1993-A A2
4.300%, 08/17/98                                    398            395
Orix Credit Alliance Owner
Trust 1993-C B
4.600%, 08/17/98                                    266            263
                                                                 1,677
CONSUMER FINANCE--AUTO--8.0%
AFG Receivables Trust 1995-A A
6.150%, 09/15/00                                  3,344          3,333
Auto Bond Receivables Trust 1993-1 A
6.125%, 11/15/98                                    789            751
Budget Fleet Finance 1994-A A
6.023%, 04/25/00 (A) (B)                          4,075          4,080
                                                                 8,164
CONSUMER FINANCE--FIRST MORTGAGE RELATED--5.1%
Prudential Home Mortgage
Securities 1992-A D2-1
7.450%, 04/28/22 (B)                              2,899          2,897
Saxon Mortgage Securities 1994-4A 1A2
5.250%, 04/25/24                                  2,259          2,222
                                                                 5,119
CONSUMER FINANCE--SECOND MORTGAGE RELATED--5.6%
HFC Home Equity Loan Trust 1992-2 B
6.850%, 11/20/12                                  1,184          1,157
Household Finance 1993-1 A3
4.750%, 05/20/08                                  1,231          1,221
Household Finance 1991-3 A3
6.100%, 11/20/06                                    481            482
IMC Home Equity Loan Trust 1996-2 A1
6.610%, 08/25/10                                  2,819          2,813
                                                                 5,673
EQUIPMENT LEASES--3.6%
JLC Lease Receivables Trust 1994-1 A
5.770%, 12/22/99 (A)                              3,375          3,375
World Omni Leasing 1993-1 B
5.000%, 05/17/99                                    237            237
                                                                 3,612
MORTGAGE BANKERS & LOANS--SECOND
MORTGAGE RELATED--10.4%
BCI Home Equity Loan 1994-1 B
6.040%, 03/29/44 (A)                              1,823          1,829
Greentree Financial 1995 A-A1
7.000%, 04/15/20                                    369            370
The Money Store Home Equity Loan
Trust 1992-D1 A1
6.500%, 01/15/04                                  1,792          1,795
The Money Store Home Equity Loan
Trust 1993-B A1
5.400%, 08/15/05                                  1,978          1,913
The Money Store Home Equity Loan
Trust 1994-C1 A1
6.775%, 09/15/07                                    323            323
The Money Store Trust Series
1994-D1 A2
8.000%, 09/15/07                                  4,339          4,377
                                                                10,607
RETAIL MALL MORTGAGES--4.0%
Potomac Mills Finance 1C
6.681%, 10/20/04 (A) (B)                          4,000          4,008

VACATION HOME MORTGAGES--4.1%
Patten 1995-1A
7.375%, 08/01/11 (A) (B)                          2,642          2,647
RCI Vacation Ownership Mortgage
Trust 1991-B
7.500%, 08/25/98 (B)                              1,468          1,468
                                                                 4,110
Total Asset-backed Securities
(Cost $77,154)                                                  77,166

OTHER MORTGAGE-BACKED OBLIGATIONS--6.5%
Capstead Securities IV 1992-3 B
8.000%, 06/25/22                                  1,876          1,878
General Electric Capital Mortgage
1994-29 A1
8.300%, 11/25/24                                  3,882          3,841
General Electric Capital Mortgage
1995-1 A1
8.350%, 02/25/25                                    114            114
Mortgage Obligation Structured
Trust 1993-1 A1
6.350%, 10/25/18                                    656            660
RTC 1992-11 A1A
7.000%, 10/25/24                                     23             23
Total Other Mortgage-backed Obligations
(Cost $6,498)                                                    6,551

TAXABLE MUNICIPAL BONDS--2.0%
Colorado Health Facilities Authority (RB)
6.000%, 07/01/25 (A)                              2,000          2,000
TOTAL TAXABLE MUNICIPAL BONDS                                    2,000
(Cost $2,000)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  OBLIGATIONS--1.5%
FHLMC 1229-G
6.800%, 07/15/05                                    766            765
FHLMC 1606-B
4.750%, 01/15/01                                    105            105
FNMA 1989-65 G
8.650%, 08/25/18                                    690            686
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS
(Cost $1,560)                                                    1,561


Description                             Shares/Par (000)    Value (000)


RELATED PARTY MONEY MARKET FUNDS--9.5%
First American Government
Obligations Fund (C)                          4,845,086         $4,845
First American Prime
Obligations Fund (C)                              4,819      4,819,399

TOTAL RELATED PARTY MONEY MARKET FUNDS
(Cost $9,664)                                                    9,664

REPURCHASE AGREEMENT--4.2%
Merrill Lynch 5.627%, dated
09/30/96, matures 10/01/96,
repurchase price $4,235,147
(collateralized by U.S. Treasury
STRIPS, total par value
$19,945,000, 02/15/18:
market value $4,319,289)                         $4,234          4,234

TOTAL REPURCHASE AGREEMENT
(Cost $4,234)                                                    4,234

TOTAL INVESTMENTS--100.0%
(Cost $101,111)                                                101,176

OTHER ASSETS AND LIABILITIES, NET--0.0%                             39


NET ASSETS:
Portfolio shares--Institutional Class ($.0001
par value--2 billion authorized) based on
9,447,417 outstanding shares                                    96,965

Portfolio shares--Retail Class A ($.0001
par value--2 billion authorized) based on 769,840
outstanding shares                                               8,273

Distributions in excess of net investment income                    (1)

Accumulated net realized loss on investments                    (4,087)

Net unrealized appreciation of investments                          65

TOTAL NET ASSETS--100.0%                                   $   101,215

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION
PRICE PER SHARE--INSTITUTIONAL CLASS                       $      9.91

NET ASSET VALUE AND REDEMPTION PRICE PER
SHARE--RETAIL CLASS A                                      $      9.91

MAXIMUM SALES CHARGE OF 2.00% (1)                                 0.20

OFFERING PRICE PER SHARE--RETAIL CLASS A                   $     10.11


(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 2.00%.
(A) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1996.
(B) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
(C) These money market funds are advised by First Bank National Association who also serve as Adviser for the Fund. See also the Notes to the Financial Statements.
       FHLMC--Federal Home Loan Mortgage Corporation
       FNMA--Federal National Mortgage Association
       RB--Revenue Bond
       RTC--Resolution Trust Corporation
       STRIPS--Separately Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.


INTERMEDIATE TERM INCOME FUND

Description                                    Par (000)    Value (000)

TOTAL U.S. TREASURY OBLIGATIONS--73.0%
U.S. TREASURY NOTES
4.750%, 02/15/97                               $  1,500         $1,496
6.000%, 05/31/98                                 19,665         19,644
6.750%, 05/31/99                                 19,075         19,299
6.250%, 08/31/00                                 10,275         10,215
5.625%, 11/30/00                                  4,650          4,513
6.250%, 02/15/03                                  9,000          8,850
6.500%, 08/15/05                                  9,685          9,556
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $73,671)                                                  73,573

CORPORATE OBLIGATIONS--11.1%
Bear Stearns
6.500%, 06/15/00                                  2,800          2,754
Cigna
7.400%, 01/15/03                                  3,075          3,087
GMAC
7.650%, 01/16/98                                  2,385          2,424
Metropolitan Life Insurance
6.300%, 11/01/03 (A)                              3,155          2,985
TOTAL CORPORATE OBLIGATIONS
(Cost $11,447)                                                  11,250

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
OBLIGATIONS--5.9%
FHLMC
6.000%, 11/15/08                                  3,500          3,255
8.000%, 10/15/20                                  2,630          2,691
FNMA
14.750%, 03/01/12                                     1              1
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS
(Cost $6,095)                                                    5,947

OTHER MORTGAGE-BACKED OBLIGATIONS--4.5%
Drexel Burnham Lambert Trust S2
9.000%, 08/01/18                                     68             70
Kidder Peabody Mortgage Assets Trust 6F
7.950%, 07/20/18                                     97             97
MDC Mortgage Funding P3
8.200%, 11/20/17                                      8              8
Prudential Home Mortgage
Securities 1992-A3
7.000%, 04/25/99                                  1,065          1,065
Prudential Home Mortgage
Securities 1994-28
6.765%, 09/25/01                                  2,247          2,210
RTC 1991-M6 B2
7.000%, 06/25/21                                  1,151          1,133
TOTAL OTHER MORTGAGE-BACKED OBLIGATIONS
(Cost $4,554)                                                    4,583


Description                            Par (000)/Shares    Value (000)


ASSET-BACKED SECURITIES--3.3%
Fleet Finance Home Equity 1990-1
8.900%, 01/16/06                                     45             46
Household Finance Home
Equity 1993-2 A3
4.650%, 12/20/08                                  1,326          1,302
Zale Funding Series 94-1, Cl B
7.500%, 05/15/03                                  2,000          1,997
TOTAL ASSET-BACKED SECURITIES
(Cost $3,321)                                                    3,345

RELATED PARTY MONEY MARKET FUND--0.9%
First American Prime
Obligations Fund (B)                            859,258            859
TOTAL RELATED PARTY MONEY MARKET FUND
(Cost $859)                                                        859
TOTAL INVESTMENTS--98.7%
(Cost $99,947)                                                  99,557
OTHER ASSETS AND LIABILITIES, NET--1.3%                          1,358


NET ASSETS:
Portfolio shares--Institutional Class ($.0001
par value--2 billion authorized) based on
9,942,822 outstanding shares                                    98,484

Portfolio shares--Retail Class A ($.0001
par value--2 billion authorized) based on 222,917
outstanding shares                                               2,271

Distributions in excess of net investment income                    (1)

Accumulated net realized gain on investments                       551

Net unrealized depreciation of investments                        (390)

TOTAL NET ASSETS--100.0%                                      $100,915

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
SHARE--INSTITUTIONAL CLASS                                   $    9.93

NET ASSET VALUE AND REDEMPTION PRICE
PER SHARE--RETAIL CLASS A                                    $    9.93

MAXIMUM SALES CHARGE OF 3.75% (1)                                 0.39

OFFERING PRICE PER SHARE--RETAIL CLASS A                     $   10.32

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.75%.
(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
(B) This money market fund is advised by First Bank National Association who also serve as the Adviser for this Fund. See also the Notes to the Financial Statements.
       FHLMC--Federal Home Loan Mortgage Corporation
       FNMA--Federal National Mortgage Association
       GMAC--General Motors Acceptance Corporation
       RTC--Resolution Trust Corporation

The accompanying notes are an integral part of the financial statements.


INTERMEDIATE GOVERNMENT BOND FUND


Description                            Par (000)/Shares    Value (000)

U.S. TREASURY OBLIGATIONS--86.5%
U.S. Treasury Notes
6.500%, 08/15/97                             $    5,200       $  5,229
7.375%, 11/15/97                                 10,000         10,156
7.875%, 04/15/98                                 13,000         13,349
5.125%, 11/30/98                                  6,300          6,170
6.750%, 05/31/99                                 15,890         16,076
6.875%, 07/31/99                                  3,000          3,044
7.125%, 09/30/99                                 16,000         16,355
6.875%, 03/31/00                                  2,000          2,031
6.250%, 05/31/00                                  1,500          1,492
6.250%, 08/31/00                                 14,000         13,918
7.875%, 08/15/01                                  5,500          5,817
7.500%, 11/15/01                                  5,750          5,998
7.500%, 05/15/02                                  1,000          1,047
7.250%, 05/15/04                                  9,500          9,835
7.875%, 11/15/04                                  9,500         10,208
6.500%, 08/15/05                                  3,500          3,453
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $122,404)                                                124,178

U.S. GOVERNMENT AGENCY OBLIGATIONS--10.9%
FHLB Callable 05/04/98 @ 100
7.360%, 05/04/01                                  1,070          1,079
FHLB Callable 05/05/97 @ 100
6.890%, 05/05/99                                  1,500          1,504
FHLB Callable 09/08/97 @ 100
7.120%, 09/08/99                                  2,000          2,010
FHLB
7.750%, 02/26/97                                  3,000          3,026
7.870%, 12/15/97                                  3,000          3,066
6.975%, 07/26/99                                  1,000          1,015
7.440%, 08/10/01                                  1,000          1,032
TVA
6.000%, 11/01/00                                  3,000          2,932
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $15,639)                                                  15,664

RELATED PARTY MONEY MARKET FUND--0.8%
First American Government
Obligations Fund (A)                          1,119,583          1,120
TOTAL RELATED PARTY MONEY MARKET FUND
(Cost $1,120)                                                    1,120

TOTAL INVESTMENTS--98.2%
(Cost $139,163)                                                140,962

OTHER ASSETS AND LIABILITIES, NET--1.8%                          2,588


Description                                                 Value (000)


NET ASSETS:
Portfolio Shares--Institutional Class ($.0001 par value--2
billion authorized) based on 15,273,099 outstanding shares    $138,427

Portfolio Shares--Retail Class A ($.0001 par value--2
billion authorized) based on 361,319 outstanding shares          3,391

Accumulated net realized loss on investments                       (67)

Net unrealized appreciation of investments                       1,799

TOTAL NET ASSETS--100.0%                                      $143,550

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
SHARE--INSTITUTIONAL CLASS                                    $   9.18

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE--RETAIL
CLASS A                                                       $   9.19

MAXIMUM SALES CHARGE OF 3.00% (1)                                 0.28

OFFERING PRICE PER SHARE--RETAIL CLASS A                      $   9.47


(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.00%
(A) ThIs money market fund is advised by First Bank National Association who also serve as the Adviser for this Fund. See also the Notes to the Financial Statements.
       FHLB--Federal Home Loan Bank
       TVA--Tennessee Valley Authority

The accompanying notes are an integral part of the financial statements.


FIXED INCOME FUND


Description                                    Par (000)    Value (000)

U.S. TREASURY OBLIGATIONS--54.8%
U.S. Treasury Bond
7.125%, 02/15/23                              $  72,505      $  73,010
U.S. Treasury Notes
6.000%, 05/31/98                                 54,120         54,063
6.750%, 05/31/99                                 37,130         37,565
6.250%, 08/31/00                                 29,210         29,038
5.625%, 11/30/00                                  8,175          7,935
6.250%, 02/15/03                                 11,240         11,053
6.500%, 08/15/05                                 14,590         14,396
U.S. Treasury STRIPS
0.000%, 02/15/99                                  1,055            913
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $229,825)                                                227,973

CORPORATE OBLIGATIONS--14.5%
Bear Stearns
9.125%, 04/15/98                                  1,000          1,040
8.750%, 03/15/04                                  1,000          1,078
Cigna
7.400%, 01/15/03                                 10,475         10,514
General Foods
6.000%, 06/15/01                                  1,440          1,382
GMAC
7.350%, 01/27/98                                 11,000         11,138
6.150%, 05/11/98                                  2,025          2,017
Metropolitan Life Insurance
6.300%, 11/01/03 (B)                             11,990         11,346
NationsBank
7.750%, 08/15/04                                  1,000          1,032
Santander Financial Issuances
7.250%, 05/30/06                                 15,915         15,756
Torchmark
9.625%, 05/01/98                                    250            261
7.875%, 05/15/23                                  5,000          4,856
TOTAL CORPORATE OBLIGATIONS
(Cost $60,879)                                                  60,420

OTHER MORTGAGE-BACKED OBLIGATIONS--13.1%
Collateralized Mortgage Corporation 88-13 C
8.000%, 09/20/19                                     96             97
Countrywide Mortgage-Backed
Securities 1994-GA3
6.500%, 04/25/24                                  2,380          2,311
Drexel Burnham Lambert Trust S-2
9.000%, 08/01/18                                    598            610
General Electric Capital Mortgage
1994-11 A1
6.500%, 03/25/24                                  5,074          5,047
General Electric Capital Mortgage
1994-17 A6
7.000%, 05/25/24                                  7,000          6,749
General Electric Capital Mortgage
1994-17 A7
7.000%, 05/25/24                                  5,179          4,930
General Electric Capital Mortgage
1994-29 A1
8.300%, 11/25/24                                  4,225          4,271
Goldman Sachs Trust 1 A
6.065%, 05/01/17 (A)                              6,215          6,204
J.P. Morgan Commercial Mortgage
Finance 1995-C1 B
7.619%, 07/25/10 (A)                             10,329         10,229
Merrill Lynch Mortgage Investors
1993-A4
6.438%, 03/15/18 (A)                              6,000          6,000
Prudential Home Mortgage Securities
1994-28
6.765%, 09/25/01 (A)                              5,901          5,804
Prudential Home Mortgage Securities
1994-6 A3
7.000%, 04/25/99                                    456            457
Residential Funding 1992-36 A2 P11
5.700%, 11/25/07                                    680            672
RTC 1991-M6 B2
7.000%, 06/25/21 (B)                                909            895
TOTAL OTHER MORTGAGE-BACKED OBLIGATIONS
(Cost $53,759)                                                  54,276

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS--8.0%
FHLMC
7.000%, 04/17/06                                 14,447         14,511
6.000%, 11/15/08                                  1,275          1,186
6.500%, 12/15/23                                  5,439          4,875
6.500%, 01/15/24                                  6,877          5,643
7.000%, 02/15/24                                  7,133          6,837
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS
(Cost $33,153)                                                  33,052

ASSET-BACKED SECURITIES--2.5%
CoreStates Home Equity Trust 1994-2 A2
7.000%, 10/15/09                                  6,500          6,471
Zale Funding 1994-1B
7.500%, 05/15/03 (B)                              4,100          4,093
TOTAL ASSET-BACKED SECURITIES
(Cost $10,253)                                                  10,564

TAXABLE MUNICIPAL BONDS--1.9%
Minneapolis, Minnesota, Single Family
Mortgage, Callable 10/01/05 @ 100 (RB)
6.920%, 04/01/09                                  7,160          6,856
San Diego County, California, Pension
Obligation, Series A (RB) (AMBAC)
6.560%, 08/15/06                                  1,000            959
TOTAL TAXABLE MUNICIPAL BONDS
(Cost $8,130)                                                    7,815


Description                                      Shares    Value (000)


RELATED PARTY MONEY MARKET  FUND--3.8%
First American Prime
Obligations Fund (C)                         15,838,153      $  15,838
TOTAL RELATED PARTY MONEY MARKET FUND
(Cost $15,838)                                                  15,838

TOTAL INVESTMENTS--98.6%
(Cost $411,837)                                                409,938

OTHER ASSETS AND LIABILITIES, NET--1.4%                          5,697

NET ASSETS:
Portfolio Shares--Institutional Class ($.0001 par
value--2 billion authorized) based on 36,360,388
outstanding shares                                             389,804

Portfolio Shares--Retail Class A ($.0001 par
value--2 billion authorized) based on 773,634
outstanding shares                                               8,556

Portfolio Shares--Retail Class B ($.0001 par
value--2 billion authorized) based on 1,501,772
outstanding shares                                              16,353

Undistributed net investment income                                 31

Accumulated net realized gain on investments                     2,790

Net unrealized depreciation of investments                      (1,899)

TOTAL NET ASSETS--100.0%                                       415,635

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION
PRICE PER SHARE--INSTITUTIONAL CLASS                     $       10.76

NET ASSET VALUE AND REDEMPTION PRICE PER
SHARE--RETAIL CLASS A                                            10.77

MAXIMUM SALES CHARGE OF 3.75% (1)                                 0.42
OFFERING PRICE PER SHARE--RETAIL CLASS A                 $       11.19

NET ASSET VALUE AND OFFERING PRICE PER
SHARE--RETAIL CLASS B (2)                                $       10.72


(1)    The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.75%
(2) Retail Class B has a contingent deferred sales charge. For a description of possible redemption charge, see the notes to the financial statements
(A) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1996.
(B) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(C) This money market fund is advised by First Bank National Association who also serve as the Adviser for the Fund. See also the Notes to the Financial Statements.
       AMBAC--American Municipal Bond Assurance Company
       FHLMC--Federal Home Loan Mortgage Corporation
       GMAC--General Motors Acceptance Corporation
       RB--Revenue Bond
       RTC--Resolution Trust Corporation
       STRIPS--Separately Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.


INTERMEDIATE TAX FREE FUND


Description                                   Par (000)    Value (000)

MUNICIPAL BONDS--97.0%
ARIZONA--3.1%
Maricopa County, School District #41,
Pre-refunded @ 101 (GO)
6.800%, 07/01/99 (B)                             $1,000         $1,073
Salt River, Salt River Agricultural Project,
Series B (RB)
5.050%, 01/01/06                                  1,100          1,096
                                                                 2,169
CALIFORNIA--12.8%
Azusa Redevelopment Agency, Single
Family Mortages, Escrowed To Maturity,
Series A (RB) (FNMA)
6.400%, 10/01/02                                  1,000          1,074
California State Health Facilities
Authority,
Callable 10/01/98 @ 102 (RB) (CMI)
7.250%, 10/01/99                                    500            529
Contra Costa, Water District,
Callable 10/01/04 @ 102 (RB) (MBIA)
5.800%, 10/01/07                                  1,000          1,040
Orange County, Transportation Authority,
Callable 02/15/02 @ 102 (RB)
5.700%, 02/15/03                                    200            207
San Diego, District #1 Park Facilities,
Callable 01/01/04 @ 101 (GO)
5.625%, 01/01/06                                  1,000          1,031
Suisun City, Redevelopment Agency
Tax Allocation, Pre-refunded @ 102 (RB)
7.250%, 04/01/00 (B)                                990          1,095
Tri-City California Hospital District,
Series B (RB) (MBIA)
5.750%, 02/15/03 (D)                              2,870          2,974
University of California, Series C,
Callable 09/01/03 @ 102 (RB) (AMBAC)
4.750%, 09/01/15                                  1,000            878
                                                                 8,828
COLORADO--10.4%
Arvada, Sales & Use Tax,
Callable 12/01/02 @ 100 (RB) (FGIC)
5.900%, 12/01/05                                  1,000          1,028
Colorado Springs, Crossover Refunding,
Series A (RB)
6.350%, 11/15/01                                  1,000          1,070
Colorado State Health Facilities Authority,
Vail Valley Medical Center, Series A (RB)
5.300%, 01/15/00                                    500            500
5.450%, 01/15/01                                    500            500
Colorado State Housing Finance Authority,
Single Family Mortgages,
Callable 08/01/99 @ 102 (RB) (FHA/VA)
7.400%, 08/01/09                                    665            686
Northglenn, Water & Sewer (GO) (FSA)
5.250%, 12/01/02 (D)                              2,500          2,566
Summit County, School
District #1 (GO) (FGIC)
0.000%, 12/01/03                                  1,325            924

                                                                 7,274
FLORIDA--1.5%
Reedy Creek, Utility, Callable
10/01/97 @ 102 (RB) (AMT) (MBIA)
8.900%, 10/01/03                                  1,000          1,063

GEORGIA--2.0%
Fulton County Development
Authority, Callable 01/01/06
@ 102 (RB) (CLE) (MBIA)
5.125%, 01/01/10                                  1,500          1,423

IDAHO--1.4%
Boise City, Refunding Notes,
Callable 02/01/01 @ 106 (RB)
4.500%, 02/01/04                                  1,000            960

ILLINOIS--3.2%
Illinois State Development Finance
Authority,
Lockport Township High
School (RB) (FGIC)
0.000%, 01/01/01                                  1,500          1,209
Kane County, School District #131,
Aurora East Side (GO) (FSA)
5.300%, 01/01/03                                  1,000          1,020
                                                                 2,229
INDIANA--0.6%
Indiana State Housing Finance Authority,
Callable 01/01/98 @ 102.5 (RB) (FPI)
7.800%, 01/01/99                                    415            426
Perry Township, Multi-School Building,
Escrowed To Maturity (RB) (STAID)
7.000%, 07/01/97                                     15             15
                                                                   441
IOWA--0.1%
Davenport, Home Ownership Mortgages,
Series 1994 (RB)
4.000%, 03/01/03                                     45             44

KENTUCKY--4.3%
Ashland Oil Project (RB) (SWB)
3.700%, 04/01/09 (A)                              3,000          3,000

MARYLAND--1.5%
Maryland State and Local Facilities, Series Z,
Callable 06/01/04 @ 100 (GO)
5.400%, 06/01/07                                  1,000          1,021

MICHIGAN--0.7%
Michigan State Building Authority, Series I
(RB) (AMBAC)
5.000%, 10/01/03                                    500            501

MINNESOTA--10.0%
Bloomington, Mall of America, Series A,
Callable 02/01/04 @ 100 (RB) (FSA)
5.450%, 02/01/09                                  1,000          1,018
Minneapolis, Childrens Medical Center,
Series C, Pre-refunded @ 102 (RB)
7.000%, 06/01/01 (B)                              1,000          1,116
Minneapolis, Hennepin Avenue,
Series C, Escrowed to Maturity (GO)
6.200%, 03/01/02                                    800            858
Minnesota State, Series A (RB) (AMBAC)
5.000%, 06/30/00                                  2,000          2,020
Southern Minnesota Municipal Power Agency,
Callable 01/01/03 @ 102 (RB) (FGIC)
5.000%, 01/01/06                                    500            488
Wayzata, School District, Series B,
Callable 02/01/03 @ 100 (GO) (FGIC)
4.900%, 02/01/07                                  1,500          1,440
                                                                 6,940
MISSISSIPPI--1.3%
Delta Correctional Facilities Authority
(RB) (MLO) (FGIC) (FSA)
4.950%, 07/01/01                                    925            928
MISSOURI--1.5%
Kansas City, School District (RB)
(MLO) (FGIC)
6.300%, 02/01/00                                  1,000          1,053

NEBRASKA--6.6%
Nebraska State Educational Finance
Authority,
Creighton University Project,
Callable 01/01/06 @ 101 (RB) (AMBAC)
5.600%, 01/01/07                                  2,500          2,553
Nebraska State Public Power District,
Nuclear
Facility Project (RB)
5.200%, 07/01/00                                  1,000          1,016
Nebraska State Public Power District,
Callable 01/01/03 @ 102 (RB) (MBIA)
4.900%, 01/01/04                                  1,000            994
                                                                 4,563
NEW JERSEY--5.8%
Essex County, Public Improvements
(GO) (AMBAC)
4.875%, 11/15/03                                  1,000            998
New Jersey State (GO)
5.000%, 07/15/01                                  3,000          3,049
                                                                 4,047
NEW MEXICO--1.0%
Farmington, Utility Systems,
Escrowed to Maturity (RB)
10.000%, 01/01/02                                   615            696

NEW YORK--2.0%
New York State Environmental Facilities,
Pollution
Control,Callable 11/15/04 @ 102 (RB)
6.400%, 05/15/06                                  1,250          1,380

NORTH DAKOTA--1.5%
Bismarck, Hospital Authority
(RB) (AMBAC)
6.250%, 05/01/99                                  1,000          1,038

OHIO--1.5%
Ohio State Building Authority, Juvenile
Correctional Facilities Projects
(RB) (AMBAC)
5.900%, 10/01/03                                  1,000          1,068

OKLAHOMA--0.4%
Oklahoma County, Housing Finance
Authority, Pre-refunded @ 56.9 (RB)
0.000%, 03/01/06 (B)                                790            275

OREGON--0.7%
Deschutes & Jefferson Counties,
School District (GO) (MBIA)
5.000%, 06/01/02                                    500            507

PENNSYLVANIA--1.6%
Northumberland County, Commonwealth
Lease, Pre-refunded @ 100
(RB) (MLO) (MBIA)
6.600%, 10/15/01 (B)                              1,000          1,086

PUERTO RICO--0.3%
Housing Finance Authority, Single
Family Mortgages (RB) (GNMA)
5.800%, 10/15/00                                    125            128
6.000%, 02/01/02 (AMT)                              110            113
                                                                   241
RHODE ISLAND--1.8%
Rhode Island State, Consolidated Capital
Development, Series B, Pre-refunded
@ 102 (GO)
6.125%, 05/15/00 (B)                              1,200          1,278

SOUTH DAKOTA--0.8%
Sioux Falls (GO) (MLO)
6.450%, 08/01/01                                    500            538

TEXAS--2.6%
Texas State Turnpike Authority, President
George Bush Turnpike, Callable
01/01/06 @ 102 (RB) (FGIC)
5.000%, 01/01/25                                  2,000          1,807

UTAH--0.8%
Intermountain Power Authority,
Callable 07/01/98 @ 102 (RB)
7.625%, 07/01/08                                    500            532

VIRGINIA--6.9%
Brunswick County, Industrial
Development Authority, Callable
07/01/06 @ 102 (RB) (MBIA) (MLO)
5.550%, 07/01/08                                    750            757
Peninsula Regional Jail Authority
(RB) (MBIA)
5.300%, 10/01/09                                  1,000            975
Riverside, Regional Jail Authority,
Callable 07/01/05 @ 102 (RB) (MBIA)
5.700%, 07/01/08                                  2,000          2,055
Virginia Beach, Callable 11/01/04
@ 102 (GO) (STAID)
5.500%, 11/01/05                                  1,000          1,037
                                                                 4,824
WASHINGTON--2.4%
Washington State Public Power Supply
Systems,
Nuclear Project #2, Callable
01/01/01 @ 102 (RB)
7.500%, 07/01/03                                  1,500          1,656

WASHINGTON D.C.--0.3%
District of Columbia, Callable 06/01/98
@ 101.5 (GO) (MBIA)
6.750%, 06/01/01                                    200            209

WISCONSIN--5.6%
Franklin, Public Improvements
(GO) (PN) (FSA)
4.900%, 09/01/04                                    850            844
Milwaukee County,
09/01/02 @ 100 (GO)
5.550%, 09/01/03                                  1,000          1,025
Milwaukee County, Pre-refunded
@ 100 (GO) (AMT)
7.300%, 10/01/96 (B)                              1,000          1,000
Oak Creek, Water Works System, (RB)
5.600%, 12/01/96                                     25             25
Wisconsin State Health & Educational
Facilities Authority, Medical College of
Wisconsin (RB)
4.800%, 12/01/99                                  1,000          1,002
                                                                 3,896


Description                                      Shares    Value (000)


TOTAL MUNICIPAL BONDS
(Cost $66,830)                                                 $67,515

MONEY MARKET FUND--3.5%
Federated Tax Free Money Market               2,439,911          2,440
TOTAL MONEY MARKET FUND
(Cost $2,440)                                                    2,440

TOTAL INVESTMENTS--100.5%
(Cost $69,270)                                                  69,955

OTHER ASSETS AND LIABILITIES, NET--(0.5%)                         (343)

NET ASSETS:
Portfolio shares--Institutional Class
($.0001 par value--2 billion authorized)
based on 6,289,564 outstanding shares                           65,930
Portfolio shares--Retail Class A ($.0001 par
value--2 billion authorized) based on
245,627 outstanding shares                                       2,628
Undistributed net investment income                                 17
Accumulated net realized gain on investments                       352
Net unrealized appreciation of investments                         685
TOTAL NET ASSETS--100.0%                                       $69,612

NET ASSET VALUE, OFFERING PRICE, AND
REDEMPTION PRICE PER SHARE--INSTITUTIONAL
CLASS                                                          $ 10.65

NET ASSET VALUE AND REDEMPTION PRICE PER
SHARE--RETAIL CLASS A                                          $ 10.66

MAXIMUM SALES CHARGE OF 3.00% (1)                                 0.33

OFFERING PRICE PER SHARE--RETAIL CLASS A                       $ 10.99

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.00%.
(A) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1996.
(B) Pre-refunded Security--the pre-refunded date is shown as the maturity date on the Statement of Net Assets.
(C) Mandatory Put Security--the mandatory put date is shown as the maturity date on the Statement of Net Assets.
(D) At September 30, 1996, the cost of securities purchased on a when-issued basis was $2,961,000 for Tri City California Hospital District and $2,573,000 for Northglenn Water & Sewer.
       AMBAC--American Municipal Bond Assurance Company
       AMT--Alternative Minimum Tax
       CLE--Connie Lee
       CMI--California Municipal Insurers
       FGIC--Federal Guaranty Insurance Corporation
       FHA--Federal Housing Authority
       FNMA--Federal National Mortgage Association
       FPI--Foremost Pool Insurance
       FSA--Financial Security Assurance
       GNMA--Government National Mortgage Association
       GO--General Obligation
       MBIA--Municipal Bond Insurance Association
       MLO--Municipal Lease Obligation
       PN--Promissory Notes
       RB--Revenue Bond
       STAID--State Aid Withholding
       SWB--Swiss Bank
       VA--Veterans Administration

The accompanying notes are an integral part of the financial statements.


MINNESOTA INSURED INTERMEDIATE TAX FREE FUND

Description                                    Par (000)   Value (000)

MUNICIPAL BONDS--94.8%
MINNESOTA--94.8%
Anoka County, Capital Improvement,
Series C (GO)
5.550%, 02/01/05                                 $2,000         $2,040
Anoka-Hennepin, School District #11,
Callable 02/01/03 @ 100 (GO) (FGIC)
4.875%, 02/01/07                                  1,800          1,726
Becker, Pollution Control, Callable
04/01/99 @ 102 (RB)
6.800%, 04/01/07                                  3,900          4,158
Becker, Tax Increment, Series D,
Callable 08/01/04 @ 100 (GO)
(AMT) (MBIA)
6.000%, 08/01/07                                  2,500          2,619
Bloomington, Mall of America Project,
Series A, Callable 02/01/04 @
100 (RB) (FSA)
5.450%, 02/01/09                                  2,850          2,900
Coon Rapids, Multi-Family Housing,
Woodland North Apartments,
Callable 12/01/03 @ 100 (RB) (FHA)
5.625%, 12/01/09                                    480            474
Coon Rapids, Single Family Mortgages,
Callable 09/01/04 @ 102 (RB)
5.900%, 09/01/06                                    355            362
Dakota County, Callable 02/01/98 @ 100
7.250%, 02/01/04                                  1,000          1,034
Dakota County, Housing & Redevelopment
Authority, Callable 04/01/05 @ 102 (RB)
(AMT) (FNMA/GNMA)
6.000%, 10/01/14                                  1,375          1,354
Dakota County, Housing & Redevelopment
Authority, Single Family Mortgages,
Callable 09/01/98 @ 103 (RB)
(FHA/GNMA/VA)
7.250%, 03/01/06                                    625            626
Dakota, Washington, & Stearns Counties,
Single Family Mortgages, Callable
03/01/04 @ 102 (RB) (AMT) (FNMA)
6.000%, 09/01/04                                    650            665
Duluth, Economic Development Authority,
Health Care Facility, Escrowed to Maturity
(RB) (AMBAC)
6.100%, 11/01/04                                    250            272
Duluth, Economic Development Authority,
Health Care Facility, Unrefunded Balance,
Callable 11/01/02 @ 102 (RB) (AMBAC)
6.100%, 11/01/04                                    650            699
Fridley, School District #14,Callable
02/01/05 @ 100 (GO) (FSA)
5.350%, 02/01/26                                  2,000          1,890
Minneapolis & St. Paul, Housing &
Redevelopment Authority, Health Care,
Callable 08/15/00 @ 102 (RB) (MBIA)
7.300%, 08/15/01                                  1,000          1,104
Minneapolis & St. Paul, Housing &
Redevelopment Authority, Health Care,
Series A (RB) (AMBAC)
4.600%, 11/15/02                                    500            489
Minneapolis & St. Paul, Housing &
Redevelopment Authority, Health Care
System, Health One Obligated Group,
Series C, Pre-refunded @ 102 (RB)
8.000%, 08/15/00 (B)                              1,000          1,138
Minneapolis & St. Paul, Housing Finance
Board, Callable 11/01/04 @ 102
(RB) (AMT) (FNMA/GNMA)
6.800%, 11/01/08                                  1,500          1,618
Minneapolis & St. Paul, Housing Finance
Board, Single Family Mortgages,
Series A, Callable 06/01/99 @ 102
(RB) (AMT) (FHA/GNMA/VA)
7.875%, 12/01/12                                     30             30
Minneapolis & St. Paul, Metropolitan Airport,
Callable 01/01/99 @ 102 (RB) (AMT)
7.800%, 01/01/11                                  2,900          3,092
Minneapolis, Community Development
Agency (RB) (MBIA)
7.000%, 03/01/01                                  2,500          2,728
Minneapolis, Health Care Facilities,
Callable 11/15/03 @ 102 (RB) (MBIA)
5.100%, 11/15/05                                  1,000            988
Minneapolis, Mortgage Revenue,
Callable 10/01/05 @ 100 (RB)
0.000%, 10/01/12                                  2,950            962
Minneapolis, Public Improvement,
Escrowed to Maturity (GO)
5.300%, 11/01/99                                  1,500          1,551
Minneapolis, Refunding Bond, Series B,
Callable 09/01/05 @ 100 (GO)
5.050%, 03/01/06                                  3,000          2,970
Minneapolis, School District #1 (RB)
(MLO) (AMBAC)
5.300%, 02/01/02                                  1,000          1,011
Minnesota State Housing & Redevelopment
Authority, Single Family Mortgages,
Callable 04/01/04 @ 102 (RB)
(AMT) (FNMA)
6.250%, 10/01/04                                  1,065          1,088
Minnesota State Housing Finance Agency,
Rental Housing, Series D (RB) (MBIA)
5.150%, 08/01/04                                  1,000            996
Minnesota State Housing Finance Agency,
Rental Housing, Series D, Callable
02/01/05 @ 102 (RB) (MBIA)
5.450%, 08/01/07                                  2,000          1,993
Minnesota State Housing Finance
Agency, Single Family Mortgages,
Series D, Callable 01/01/04 @ 102
(RB) (AMBAC)
4.800%, 07/01/04                                    800            786
Minnesota State, Pre-refunded @
100 (GO)
6.800%, 08/01/98 (B)                              2,790          2,923
Northern Minnesota Municipal
Power Agency, Series A,
Callable 01/01/03 @ 102
(RB) (AMBAC)
5.700%, 01/01/05                                  2,500          2,591
Northern Minnesota Municipal
Power Agency, Series A,
Callable 01/01/99 @ 102
(RB) (AMBAC)
7.250%, 01/01/00                                    700            751
Olmsted County, Housing &
Redevelopment Authority, Pre-refunded
@ 100 (RB)
7.000%, 02/01/01 (B)                              1,025          1,120
Osseo, Independent School District,
Callable 02/01/03 @ 100 (GO) (FGIC)
5.400%, 02/01/05                                    500            503
Pipestone, Industrial Development,
Cargill Project (RB)
5.000%, 09/01/00                                  1,890          1,909
Plymouth Health Facilities, Callable
06/01/04 @ 102 (RB) (CGIC)
6.200%, 06/01/11                                  1,360          1,411
Ramsey & Washington Counties, Resource
Recovery, Northern State Power, Series A,
Callable 12/1/97 @ 103 (RB)
6.200%, 12/01/00                                  1,000          1,047
Robbinsdale, North Memorial Medical
Center, Series B (RB) (AMBAC)
5.100%, 05/15/03                                  1,000          1,011
Rochester, St. Mary's Hospital, Escrowed
to Maturity (RB)
5.750%, 10/01/07                                  3,000          3,086
Savage, Public Improvement (GO) (FGIC)
5.200%, 02/01/05                                  1,000          1,002
Savage, Public Improvement, Callable
02/01/06 @ 100 (GO) (FGIC)
5.500%, 02/01/08                                  1,000          1,010
5.350%, 02/01/07                                  1,000          1,004
Southern Minnesota Municipal Power
Agency (RB) (MBIA)
0.000%, 01/01/20                                  2,000            512
Southern Minnesota Municipal Power
Agency, Series A (RB) (MBIA)
0.000%, 01/01/21                                  2,500            603
Southern Minnesota Municipal Power
Agency, Series B (RB) (MBIA)
4.850%, 01/01/07                                  1,875          1,786
Southern Minnesota Municipal
Power Agency, Callable 01/01/03
@ 102 (RB) (FGIC)
5.000%, 01/01/06                                    500            488
Southern Minnesota Municipal Power Agency,
Refunded Balance, Series A, Escrowed
to Maturity, Callable 01/01/03 @ 102 (RB)
5.600%, 01/01/04                                    895            945
St. Louis Park, Hospital Revenue Facilities,
Methodist Hospital, Series C, Pre-refunded
@ 102 (RB) (AMBAC)
7.250%, 07/01/00 (B)                              1,500          1,665
St. Louis Park, Hospital Revenue
Facilities, Methodist Hospital, Series C,
Pre-refunded @ 102 (RB) (AMBAC)
7.150%, 07/01/00 (B)                              1,240          1,373
St. Paul, Callable 06/01/03 @ 100
(RB) (AMBAC)
5.350%, 12/01/04                                    800            804
St. Paul, Housing & Redevelopment
Authority, Callable 03/01/05 @ 102
(RB) (FNMA)
6.125%, 03/01/17                                    485            487
St. Paul, Housing & Redevelopment
Authority, St. Paul Heart & Lung Center,
Mandatory Put @ 100 (RB)
4.700%, 12/01/00 (C)                                500            497
St. Paul, Housing and Redevelopment
Authority, Downtown & Seventh Place
Project (RB) (AMBAC)
4.850%, 09/01/01                                  2,000          2,000
St. Paul, School District #625,
Series C (RB) (FSA)
6.125%, 02/01/00                                  1,025          1,076
St. Paul, Series A, Callable 02/01/01
@ 100 (GO)
5.250%, 02/01/03                                  1,500          1,519
Stearns County, Housing &
Redevelopment Authority,
Callable 02/01/99 @ 102 (RB)
(MLO) (AMBAC)
6.750%, 02/01/04                                  1,665          1,763
Stillwater, Independent School District,
Callable 02/01/02 @ 100 (GO) (FGIC)
5.200%, 02/01/03                                  2,500          2,544
Tax-Exempt Mortgage Trust,
Series C (RB) (MLO (NN)
0.000%, 09/01/10 (A)                                235            232
Vadnais Heights, Single Family
Mortgages (RB)
5.500%, 11/01/04                                  1,005          1,008
6.000%, 11/01/09                                    580            582
5.600%, 05/01/10                                  1,000          1,001


Description                            Par (000) Shares    Value (000)


Washington County, Housing &
Redevelopment Authority, Jail Facility (RB)
6.400%, 02/01/00                                  1,000          1,060
Washington County, Housing &
Redevelopment Authority, Jail Facility,
Callable 02/01/03 @ 100 (RB) (MBIA)
5.400%, 02/01/08                                  1,580          1,568
Washington County, Housing &
Redevelopment Authority, Pre-refunded
@ 100 (RB)
6.800%, 02/01/02 (B)                              1,500          1,646
Washington County, Raymie Johnson
Apartments, Series C (GO) (FGIC)
6.000%, 01/01/10                                  1,340          1,375
Wayzata, Independent School District,
Series B, Callable 02/01/03 @ 100
(GO) (FGIC)
4.900%, 02/01/07                                  2,000          1,920
Willmar, Independent School District,
Callable 02/01/02 @ 100 (GO) (AMBAC)
6.150%, 02/01/09                                  1,000          1,034
TOTAL MUNICIPAL BONDS
(Cost $90,271)                                                  92,219
MONEY MARKET FUND--2.0%
Federated Minnesota Municipal
Cash Trust                                    1,947,899          1,948
TOTAL MONEY MARKET FUND
(Cost $1,948)                                                    1,948
TOTAL INVESTMENTS--96.8%
(Cost $92,219)                                                  94,167
                                                                 3,143
OTHER ASSETS AND LIABILITIES, NET--3.2%
NET ASSETS:
Portfolio Shares--Institutional Class
($.0001 par value--2 billion authorized)
based on 9,427,149 outstanding shares                         $ 91,155

Portfolio Shares--Retail Class A
($.0001 par value--2 billion authorized)
based on 395,308 outstanding shares                              3,879

Undistributed net investment income                                  4

Accumulated net realized gain on investments                       324

Net unrealized appreciation of investments                       1,948

TOTAL NET ASSETS--100.0%                                      $ 97,310

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
SHARE--INSTITUTIONAL CLASS                                    $   9.91

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE--RETAIL
CLASS A                                                         $ 9.91

MAXIMUM SALES CHARGE OF 3.00% (1)                                 0.31

OFFERING PRICE PER SHARE--RETAIL CLASS A                        $10.22


(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.00
(A) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1996.
(B) Pre-refunded Security--the pre-refunded date is shown as the maturity date on the Statement of Net Assets.
(C) Mandatory Put Security--the mandatory put date is shown as the maturity date on the Statement of Net Assets.
       AMBAC--American Municipal Bond Assurance Company
       AMT--Alternative Minimum Tax
       CGIC--Capital Guaranty Insurance Company
       FGIC--Federal Guaranty Insurance Corporation
       FHA--Federal Housing Authority
       FNMA--Federal National Mortgage Association
       FSA--Financial Security Assurance
       GNMA--Government National Mortgage Association
       GO--General Obligation
       MBIA--Municipal Bond Insurance Association
       MLO--Municipal Lease Obligation
       NN--Northwestern National
       RB--Revenue Bond
       VA--Veterans Administration

The accompanying notes are an integral part of the financial statements.


COLORADO INTERMEDIATE TAX FREE FUND


Description                                   Par (000)    Value (000)

MUNICIPAL BONDS--95.4%
COLORADO--95.4%
Adams County, School District #12,
Callable 12/15/03 @ 100 (GO) (FGIC)
6.200%, 12/15/08                                $  455         $  479
Adams County, School District #12,
Pre-refunded @ 101 (GO)
7.650%, 12/15/96 (B)                               900            916
Adams County, School District #50 (GO)
5.125%, 12/01/00                                 1,000          1,015
Arapahoe County, Cherry Creek School District
#5, Callable 12/15/00 @ 101 (GO)
6.800%, 12/15/01                                 1,000          1,093
Arapahoe County, Cherry Creek School District
#5, Callable 12/15/03 @ 100 (GO) (STAID)
5.250%, 12/15/04                                   500            506
Arapahoe County, Littleton School District #6,
Callable 12/01/06 @ 102, (GO) (STAID)
5.250%, 12/01/10                                 1,000            973
Aurora, Callable 12/01/04 @ 101
(COP) (MLO)
6.000%, 12/01/06                                 1,000          1,024
Aurora, Community College Project (RB) (MLO)
(CLE)
5.750%, 10/15/04                                   500            518
Boulder County, Sales & Use Tax
(RB) (FGIC)
5.750%, 12/15/05                                 1,000          1,028
Boulder Valley, School District #R-2, Callable
10/15/01 @ 100 (GO)
5.900%, 10/15/02                                   500            523
5.900%, 10/15/03                                   500            521
Boulder Valley, School District, Callable
12/01/04 @ 101 (GO) (STAID)
5.950%, 12/01/07                                 1,000          1,045
Boulder, Callable 10/01/01 @ 101 (GO)
5.700%, 10/01/04                                   250            259
Boulder, Larimer, & Weld Counties,
Vrain Valley School District,
Pre-refunded @ 101 (GO)
7.200%, 12/15/99 (B)                               500            544
Boulder, Urban Renewal Tax Allocation (RB)
(MBIA)
5.700%, 03/01/00                                 1,250          1,284
Brighton, Callable 12/01/01 @ 101
(GO) (MBIA)
6.350%, 12/01/05                                   500            533
Broomfield, Callable 05/01/97 @ 101 (GO)
7.600%, 11/01/03                                 1,000          1,012
Centennial Water & Sanitation, Series A,
Callable 06/01/97 @ 101.5 (GO) (SWB)
4.750%, 12/01/97                                   500            503
Colorado Springs, Memorial Hospital,
Callable 12/15/05 @ 102 (RB) (MBIA)
6.000%, 12/15/15                                   500            513
Colorado Springs, Series A, Callable 11/15/01
@ 102 (RB)
6.625%, 11/15/04                                 1,000          1,086
6.500%, 11/15/15                                   995          1,077
Colorado State Board of Agriculture, Fort
Lewis College (RB) (FGIC)
6.000%, 10/01/02                                   250            263
Colorado State Housing Finance Authority,
Multi-Family Housing,
Series A (RB) (FHA)
5.125%, 10/01/03                                   635            624
Colorado State Housing Finance Authority,
Single Family Mortgages, Series B-1 (RB) (AMT)
5.875%, 06/01/11                                   890            900
Colorado State Student Obligations Board
Authority (RB)
4.800%, 12/01/99                                   500            504
Colorado State Student Obligations Board
Authority, Series C (RB)
4.400%, 03/01/00                                   500            496
Colorado State Water Resource & Power
Development Authority, Callable 09/01/02 @ 101
(RB) (FSA)
5.900%, 09/01/03                                   250            265
Colorado State Water Resource & Power
Development Authority, Clean Water Project,
Callable 09/01/02 @ 102 (RB)
5.800%, 09/01/06                                 1,000          1,051
Denver, City & County Airport, Series C,
Mandatory Put @ 100 (RB) (ST)
6.000%, 04/01/97 (C)                             1,650          1,662
Denver, City & County Airport, Series D (RB)
(MORG) (AMT)
3.950%, 11/15/25 (A)                               500            500
Denver, City & County School District #1,
Series A (GO)
5.200%, 12/01/03                                   250            253
Douglas & Elbert Counties, School District #1,
Callable 12/15/04 @ 101 (GO) (MBIA) (STAID)
6.400%, 12/15/11                                 1,000          1,067
Eagle, Garfield, & Routt Counties, School
District #50 J, Callable 12/01/04 @ 102
(GO) (FGIC) (STAID)
6.125%, 12/01/09                                 1,290          1,351
El Paso County, School District #2
Harrison (GO)
7.050%, 12/01/04                                 1,000          1,114
El Paso County, School District #20
(COP) (MLO)
6.100%, 12/01/99                                   250            259
El Paso County, School District #20,
Series A (GO)
6.100%, 12/15/05                                   500            530
Fort Collins, Callable 12/01/02 @
101 (GO)
5.550%, 12/01/03                                   500            519
6.400%, 12/01/09                                   575            604
Fort Collins, Wastewater, Callable 12/01/05 @
100 (RB) (FGIC)
5.250%, 12/01/07                                 1,000          1,004
Garfield, Pitkin, & Eagle Counties, School
District #1 (GO) (MBIA)
6.000%, 12/15/04                                 1,000          1,070
Jefferson County, Industrial Development
Authority (RB)
6.625%, 09/01/01                                   250            269
Jefferson County, Metropolitan Y.M.C.A.,
Callable 08/01/04 @ 100 (RB)
7.500%, 08/01/08                                 1,000          1,015
Jefferson County, School District #R 1,
Callable 12/15/02 @ 101 (GO)
(AMBAC) (STAID)
5.900%, 12/15/04                                 1,000          1,056
La Plata County, School District #9 & Durango,
Callable 11/01/02 @ 101 (GO) (FGIC) (STAID)
6.200%, 11/01/05                                 1,000          1,079
Larimer County, School District #R-1 Poudre,
Callable 12/15/02 @ 101 (GO) (MBIA)
6.150%, 12/15/16                                 1,000          1,031
Larimer County, School District #R-1
Poudre (GO)
5.400%, 12/15/04                                   750            750
Larimer, Weld, & Boulder Counties, School
District #R-2 Thompson, Callable 12/15/04 @
100 (GO)
5.900%, 12/15/06                                 1,000          1,035
Louisville, Callable 06/01/98 @ 101
(GO) (FGIC)
7.200%, 12/01/04                                   465            487
Moffat County, Pollution Control (RB)
(AMBAC)
5.500%, 11/01/05                                 1,000          1,026
Northglenn, Callable 11/01/96 @ 101
(GO) (MBIA)
7.125%, 11/01/06                                   500            506
Platte River Power Authority, Series BB (RB)
5.500%, 06/01/02                                   500            516
Pueblo (GO) (MBIA)
6.000%, 05/01/00                                   500            524
Pueblo County, Single Family Mortgages,
Callable 11/01/04 @ 102 (RB)
(FNMA/GNMA)
6.400%, 11/01/13                                 1,100          1,107
Pueblo, Urban Renewal Authority,
Callable 12/01/03 @ 101 (RB) (AMBAC)
5.800%, 12/01/09                                   840            848
Regional Transit District (RB)
5.750%, 11/01/01                                 1,500          1,569
South Suburban Park & Recreation District (GO)
(MBIA)
0.000%, 12/15/01                                 1,000            774
Stonegate Village Metropolitan District,
Callable 12/01/02 @ 100 (GO)
6.300%, 12/01/04                                   500            533
Summit County, School District #R-1,
Pre-refunded @ 100 (GO) (FGIC)
6.450%, 12/01/04 (B)                             1,250          1,380
Thornton (GO) (FGIC)
5.600%, 12/01/02                                 1,000          1,046
Thornton, Callable 12/01/02 @ 101
(GO) (FGIC)
5.650%, 12/01/03                                 1,000          1,050
University of Colorado, Callable 06/01/99 @
101 (RB)
6.800%, 06/01/02                                   300            317
Westminster, Water & Wastewater Utility
Enterprise, Callable 10/01/04 @ 100 (RB)
(AMBAC)
5.800%, 12/01/05                                 1,000          1,035
TOTAL MUNICIPAL BONDS
(Cost $47,938)                                                 49,441
MONEY MARKET FUND--2.8%
Federated Tax Free Money Market              1,436,451          1,436
TOTAL MONEY MARKET FUND
(Cost $1,436)                                                   1,436
TOTAL INVESTMENTS--98.2%
(Cost $49,374)                                                 50,877
OTHER ASSETS AND LIABILITIES, NET--1.8%                           911


Description                                               Value (000)


NET ASSETS:
Portfolio Shares--Institutional Class
($.0001 par value--2 billion authorized)
based on 4,696,789 outstanding shares                         $47,160

Portfolio Shares--Retail Class A
($.0001 par value--2 billion authorized)
based on 274,680 outstanding shares                             2,845

Undistributed net investment income                                 4

Accumulated net realized gain on investments                      276

Net unrealized appreciation of investments                      1,503

TOTAL NET ASSETS--100.0%                                      $51,788

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
SHARE--INSTITUTIONAL CLASS                                    $ 10.42

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE--RETAIL
CLASS A                                                        $10.42

Maximum sales charge of 3.00% (1)                                0.32

OFFERING PRICE PER SHARE--RETAIL CLASS A                       $10.74


(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.00%
(A) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1996.
(B) Pre-refunded Security--the pre-refunded date is shown as the maturity date on the Statement of Net Assets.
(C) Mandatory Put Security--the mandatory put date is shown as the maturity date on the Statement of Net Assets.
       AMBAC--American Municipal Bond Assurance Company
       AMT--Alternative Minimum Tax
       CLE--Connie Lee
       COP--Certificates of Participation
       FGIC--Federal Guaranty Insurance Corporation
       FHA--Federal Housing Authority
       FNMA--Federal National Mortgage Association
       FSA--Financial Security Assurance
       GNMA--Government National Mortgage Association
       GO--General Obligation
       MBIA--Municipal Bond Insurance Association
       MLO--Municipal Lease Obligation
       MORG--Morgan Company
       RB--Revenue Bond
       ST--Sumitomo Trust
       STAID--State Aid Withholding
       SWB--Swiss Bank


The accompanying notes are an integral part of the financial statements.

STATEMENTS OF NET ASSETS/SCHEDULE OF INVESTMENTS ---- SEPTEMBER 30, 1996


ASSET ALLOCATION FUND

Description                                     Shares     Value (000)

COMMON STOCKS--47.3%
AEROSPACE & DEFENSE--0.4%
Lockheed Martin                                  1,052          $  95
Raytheon                                         1,300             72
Rockwell International                           1,200             68
                                                                  235
AGRICULTURE--0.0%
Pioneer Hi-Bred International                      400             24
AIR TRANSPORTATION--0.2%
AMR*                                               500             40
Delta Air Lines                                    500             36
Federal Express*                                   300             24
Southwest Airlines                                 800             18
U.S. Air Group*                                    300              5
                                                                  123
AIRCRAFT--0.8%
Allied Signal                                    1,500             99
Boeing                                           1,800            170
General Dynamics                                   300             21
McDonnell Douglas                                1,200             63
Northrop                                           300             24
Textron                                            400             34
United Technologies                                600             72
                                                                  483
APPAREL/TEXTILES--0.1%
Fruit of the Loom*                                 400             12
Liz Claiborne                                      400             15
Reebok                                             400             14
Russell                                            200              6
Springs Industries, Cl A                           100              4
V.F                                                300             18
                                                                   69
AUTOMOTIVE--1.0%
Chrysler                                         4,000            115
Dana                                               500             15
Eaton                                              400             24
Echlin                                             300              9
Fleetwood Enterprises                              200              6
Ford Motor                                       6,300            197
General Motors                                   4,100            197
Navistar International*                            400              3
Paccar                                             200             11
TRW                                                300             28
                                                                  605
BANKS--3.8%
Banc One                                         2,437            100
Bank of Boston                                     900             52
Bank of New York                                 2,100             62
BankAmerica                                      2,000            164
Bankers Trust New York                             400             31
Barnett Banks                                    1,000             34
Boatmen's Bancshares                               800             45
Chase Manhattan                                  2,348            188
Citicorp                                         2,600            236
Comerica                                           600             31
CoreStates Financial                             1,200             52
Fifth Third Bancorp                                500             29
First Bank System                                  700             47
First Chicago NBD                                1,705             77
First Union                                      1,475             98
Fleet Financial Group                            1,413             63
Golden West Financial                              300             18
Great Western Financial                            700             19
H.F. Ahmanson                                      600             17
J.P. Morgan                                      1,000             89
KeyCorp                                          1,200             53
MBNA                                             1,150             40
Mellon Bank                                        700             41
National City                                    1,200             51
NationsBank                                      1,600            139
Norwest                                          2,000             82
PNC Bank                                         1,800             60
Republic New York                                  300             21
Suntrust Banks                                   1,200             49
U.S. Bancorp                                       900             36
Wachovia                                           900             45
Wells Fargo                                        533            139
                                                                2,208
BEAUTY PRODUCTS--0.9%
Alberto-Culver, Cl B                               100              4
Avon Products                                      700             35
Colgate-Palmolive                                  800             70
Ecolab                                             300             10
International Flavors & Fragrances                 600             26
Proctor & Gamble                                 3,700            361
                                                                  506
BROADCASTING, NEWSPAPERS &
ADVERTISING--0.3%
Comcast, Cl A                                    1,300             20
Interpublic Group                                  400             19
Tele-Communications, Cl A*                       3,500             52
Viacom, Cl B*                                    1,960             70
                                                                  161
BUILDING & CONSTRUCTION--0.1%
Centex                                             100              3
Fluor                                              400             25
Foster Wheeler                                     200              9
Halliburton                                        600             31
Kaufman & Broad Home                               200              3
Owens Corning                                      300             11
Pulte                                              100              3
                                                                   85
CHEMICALS--1.3%
Air Products & Chemicals                           600             35
Dow Chemical                                     1,300            104
E.I. du Pont de Nemours                          3,000            265
Eastman Chemical                                   400             23
FMC*                                               200             14
Great Lakes Chemical                               300             17
Hercules                                           600             33
Monsanto                                         3,200            117
Morton International                               800             32
Nalco Chemical                                     400             15
Praxair                                            800             34
Rohm & Haas                                        300             20
Union Carbide                                      700             32
W.R. Grace*                                        500             26
                                                                  767
COMMUNICATIONS EQUIPMENT--0.6%
Andrew*                                            300             15
DSC Communications*                                600             15
General Instrument*                                700             17
General Signal                                     300             13
Harris                                             200             13
ITT Industries                                     600             14
Motorola                                         3,200            165
Northern Telecom                                 1,400             81
Scientific-Atlanta                                 400              6
Tellabs*                                           500             35
                                                                  374
COMPUTERS & SERVICES--1.8%
Amdahl*                                            600              6
Apple Computer*                                    700             16
Bay Networks*                                    1,000             27
Cabletron Systems*                                 400             27
Ceridian*                                          400             20
Compaq Computer*                                 1,400             90
Data General*                                      200              3
Dell Computer*                                     500             39
Digital Equipment*                                 800             29
EMC*                                             1,200             27
Hewlett Packard                                  5,500            268
IBM                                              2,900            361
Intergraph*                                        200              2
Pitney Bowes                                       800             42
Seagate Technology*                                600             34
Silicon Graphics*                                  922             20
Tandem Computers*                                  600              6
Tandy                                              300             12
Unisys*                                            900              6
                                                                1,035
CONSUMER PRODUCTS--0.0%
Stride Rite                                        300              3

CONTAINERS & PACKAGING--0.1%
Ball                                               200              5
Crown, Cork & Seal                                 700             32
Newell                                             800             24
                                                                   61
DRUGS--4.1%
Abbott Laboratories                              4,200            207
Allergan                                           300             11
Alza, Cl A*                                        400             11
American Home Products                           3,400            217
Amgen*                                           1,400             88
Bristol-Myers Squibb                             2,700            260
Eli Lilly                                        2,958            191
Johnson & Johnson                                7,200            369
Mallinckrodt Group                                 400             17
Merck                                            6,600            464
Pfizer                                           3,400            269
Pharmacia & Upjohn                               2,750            113
Schering Plough                                  2,000            123
Warner Lambert                                   1,400             92
                                                                2,432
ELECTRICAL SERVICES--1.5%
American Electric Power                          1,000             41
Baltimore Gas & Electric                           800             21
Carolina Power & Light                             800             28
Central & South West                             1,100             29
Cinergy                                            800             25
Consolidated Edison New York                     1,300             36
Dominion Resources of Virginia                     900             34
DTE Energy                                         800             22
Duke Power                                       1,100             51
Edison International                             2,400             43
Entergy                                          1,200             32
FPL Group                                        1,000             43
GPU                                                600             18
Houston Industries                               1,400             31
Niagara Mohawk Power                               800              6
Northern States Power                              400             19
Ohio Edison                                        800             15
Pacific Gas & Electric                           2,200             48
Pacificorp                                       1,600             33
PECO Energy                                      1,200             28
PP&L Resources                                     800             17
Public Service Enterprise Group                  1,300             35
Raychem                                            200             15
Southern                                         3,600             81
Texas Utilities                                  1,200             48
Thomas & Betts                                     200              8
Unicom                                           1,100             28
Union Electric                                     500             18
                                                                  853
ENTERTAINMENT--0.5%
Bally Entertainment*                               300              9
Harrah's Entertainment*                            550             10
King World Productions*                            200              7
Walt Disney                                      3,700            234
                                                                  260
ENVIRONMENTAL SERVICES--0.2%
Browning Ferris Industries                       1,100             27
Laidlaw, Cl B                                    1,700             19
WMX Technologies                                 2,700             89
                                                                  135
FINANCIAL SERVICES--1.3%
American Express                                 2,600            120
Beneficial                                         300             17
Dean Witter Discover                               846             47
FHLMC                                            1,000             98
FNMA                                             5,900            206
Green Tree Financial                               700             27
H & R Block                                        500             15
Household International                            500             41
ITT Hartford Group                                 600             35
Merrill Lynch                                      900             59
Morgan Stanley Group                               800             40
Salomon                                            600             27
Transamerica                                       328             23
                                                                  755
FOOD, BEVERAGE & TOBACCO--4.1%
Adolph Coors, Cl B                                 200              4
American Brands                                    900             38
Anheuser Busch                                   2,600             98
Archer Daniels Midland                           3,141             60
Brown Forman, Cl B                                 400             16
Campbell Soup                                    1,300            101
Coca Cola                                       13,400            682
ConAgra                                          1,300             64
CPC International                                  800             60
General Mills                                      800             48
H.J. Heinz                                       1,950             66
Hershey Foods                                      800             40
Kellogg                                          1,100             76
PepsiCo                                          8,400            237
Philip Morris                                    4,500            404
Quaker Oats                                        700             26
Ralston-Ralston Purina Group                       600             41
Sara Lee                                         2,600             93
Seagram                                          2,000             75
Unilever                                           800            126
UST                                              1,100             33
Whitman                                            600             14
William Wrigley Jr                                 600             36
                                                                2,438
GAS/NATURAL GAS--0.4%
Coastal                                            600             25
Columbia Gas Systems                               300             17
Consolidated Natural Gas                           500             27
Eastern Enterprises                                100              4
Enron                                            1,300             53
Nicor                                              300             10
Noram Energy                                       700             10
Oneok                                              100              3
Pacific Enterprises                                400             12
Panenergy                                          800             28
Peoples Energy                                     200              7
Sonat                                              500             22
Williams                                           600             31
                                                                  249
GLASS PRODUCTS--0.1%
Corning                                          1,200             47

HOME APPLIANCES--0.2%
Maytag                                             600             12
National Service Industries                        300             10
PPG Industries                                   1,000             54
Sherwin Williams                                   400             19
Snap-On Tools                                      300             10
Stanley Works                                      500             14
Whirlpool                                          400             20
                                                                  139
HOTELS & LODGING--0.2%
HFS*                                               700             47
Hilton Hotels                                    1,200             34
Marriot International                              700             39
                                                                  120
HOUSEHOLD FURNITURE &
FIXTURES--0.1%
Masco                                              900             27

HOUSEHOLD PRODUCTS--0.3%
Clorox                                             300             29
Gillette                                         2,400            173
                                                                  202
INSURANCE--1.9%
Aetna                                              779             55
Alexander & Alexander Services                     200              3
Allstate                                         2,417            119
American General                                 1,100             42
American International Group                     2,525            254
Aon                                                600             33
Chubb                                              900             41
Cigna                                              400             48
General Re                                         400             57
Jefferson-Pilot                                    350             18
Lincoln National                                   500             22
Loew's                                             600             46
Marsh & McLennan                                   400             39
MGIC Investment                                    400             27
Providian                                          500             21
Safeco                                             700             24
St. Paul                                           400             22
Torchmark                                          400             18
Travelers                                        2,602            128
U.S. Life                                          200              6
United Healthcare                                1,000             42
Unum                                               400             26
USF&G                                              600             11
                                                                1,102
JEWELRY, PRECIOUS METALS--0.0%
Jostens                                            200              4
LEISURE--0.0%
Brunswick                                          500             12

LUMBER & WOOD PRODUCTS--0.0%
Louisiana-Pacific                                  600             14

MACHINERY--2.4%
Applied Materials*                               1,000             28
Baker Hughes                                       800             24
Black & Decker                                     500             21
Briggs & Stratton                                  200              9
Case                                               400             19
Caterpillar                                      1,000             75
Cincinnati Milacron                                200              4
Crane                                              200              9
Cummins Engine                                     200              8
Deere                                            1,400             59
Dover                                              600             29
Dresser Industries                               1,000             30
Emerson Electric                                 1,200            108
General Electric                                 8,900            810
Giddings & Lewis                                   200              2
Harnischfeger Industries                           200              8
Ingersoll Rand                                     600             28
McDermott International                            300              7
Nacco Industries, Cl A                             100              5
Outboard Marine                                    100              2
Pall                                               600             17
Parker Hannifin                                    350             15
Tenneco                                            900             45
Timken                                             200              8
Trinova                                            200              6
Tyco International                                 800             34
                                                                1,410
MEASURING DEVICES--0.2%
Honeywell                                          700             44
Johnson Controls                                   200             15
Millipore                                          200              8
Perkin Elmer                                       200             12
Tektronix                                          200              8
                                                                   87
MEDICAL PRODUCTS & SERVICES--0.9%
Bausch & Lomb                                      300             11
Baxter International                             1,500             70
Becton Dickinson                                   600             27
Beverly Enterprises*                               500              5
Biomet*                                            600             10
Boston Scientific*                                 900             52
C.R. Bard                                          300              9
Columbia/HCA Healthcare                          2,437            139
Community Psychiatric Centers*                     200              2
Fresenius Medical Care, ADR*                       524             12
Humana*                                            900             18
Manor Care                                         300             12
Medtronic                                        1,200             77
St. Jude Medical                                   450             18
Tenet Healthcare*                                1,100             24
United States Surgical                             300             13
                                                                  499
METALS & MINING--0.1%
Cyprus AMAX Minerals                               450             10
Freeport-McMoran Copper & Gold, Cl B             1,000             31
                                                                   41
MISCELLANEOUS BUSINESS
SERVICES--2.2%
3Com*                                              900             54
Autodesk                                           200              5
Automatic Data Processing                        1,500             65
Cisco Systems*                                   3,500            217
Computer Associates International                1,950            117
Computer Sciences*                                 500             38
CUC International*                               1,350             54
First Data                                       1,200             98
Microsoft*                                       3,200            422
Novell*                                          2,000             22
Oracle*                                          3,500            149
Safety-Kleen                                       300              5
Shared Medical Systems                             100              6
Sun Microsystems*                                1,000             62
                                                                1,314
MISCELLANEOUS CONSUMER SERVICES--0.1%
Service International                            1,200             36

MULTI-INDUSTRY--0.3%
ITT*                                               600             26
Minnesota Mining & Manufacturing                 2,300            161
                                                                  187
OIL--DOMESTIC--0.5%
Ashland Oil                                        300             12
Atlantic Richfield                                 900            115
Kerr-McGee                                         300             18
Louisiana Land & Exploration                       200             11
Pennzoil                                           200             11
Phillips Petroleum                               1,400             60
Sun                                                391              9
Unocal                                           1,300             47
USX-Marathon Group                               1,500             32
                                                                  315
OIL--INTERNATIONAL--3.3%
Amerada Hess                                       500             26
Amoco                                            2,700            190
Chevron                                          3,500            219
Exxon                                            6,700            558
Mobil                                            2,100            243
Royal Dutch Petroleum                            2,900            453
Schlumberger                                     1,300            110
Texaco                                           1,400            129
                                                                1,928
PAPER & PAPER PRODUCTS--0.8%
Avery Dennison                                     300             17
Bemis                                              300             10
Boise Cascade                                      300             10
Champion International                             500             23
Georgia Pacific                                    500             40
International Paper                              1,600             68
James River                                        400             11
Kimberly Clark                                   1,502            132
Mead                                               300             18
Potlatch                                           200              8
Stone Container                                    500              8
Temple Inland                                      300             16
Union Camp                                         400             20
Westvaco                                           500             15
Weyerhaeuser                                     1,100             51
Willamette Industries                              300             20
                                                                  467
PETROLEUM & FUEL PRODUCTS--0.2%
Burlington Resources                               700             31
Enserch                                            400              8
Helmerich & Payne                                  100              4
Occidental Petroleum                             1,700             40
Oryx Energy*                                       600             11
Rowan*                                             400              7
Santa Fe Energy Resources*                         500              7
Western Atlas*                                     300             19
                                                                  127
PHOTOGRAPHIC EQUIPMENT & SUPPLIES--0.4%
Eastman Kodak                                    1,800            141
Polaroid                                           200              9
Xerox                                            1,700             91
                                                                  241
PRECIOUS METALS--0.2%
Barrick Gold                                     1,900             48
Battle Mountain Gold                             1,300             10
Echo Bay Mines                                     700              6
Homestake Mining                                   800             12
Newmont Mining                                     473             22
Placer Dome Group                                1,300             31
Santa Fe Pacific Gold                              700              9
                                                                  138
PRINTING & PUBLISHING--0.6%
American Greetings, Cl A                           400             11
Deluxe                                             400             15
Dow Jones                                          500             18
Gannett                                            700             49
John H. Harland                                    200              6
Knight-Ridder                                      600             22
McGraw-Hill                                        500             21
Meredith                                           100              5
Moore                                              500              9
New York Times, Cl A                               500             17
R.R. Donnelley & Sons                              800             26
Time Warner                                      2,100             81
Times Mirror, Cl A                                 600             27
Tribune                                            300             23
                                                                  330
PROFESSIONAL SERVICES--0.1%
Dun & Bradstreet                                   900             54
EG&G                                               300              5
                                                                   59
RAILROADS--0.5%
Burlington Northern Santa Fe                       779             66
Consolidated Rail                                  400             29
CSX                                              1,100             56
Norfolk Southern                                   700             64
Union Pacific                                    1,100             81
                                                                  296
REPAIR SERVICES--0.0%
Ryder System                                       400             12
RETAIL--2.7%
Albertson's                                      1,300             55
American Stores                                    800             32
Charming Shoppes*                                  500              3
Circuit City Stores                                500             18
Darden Restaurants                                 800              7
Dayton Hudson                                    1,200             40
Dillard Department Stores, Cl A                    600             19
Federated Department Stores*                     1,100             37
Gap                                              1,500             43
Giant Food, Cl A                                   300             10
Great Atlantic & Pacific Tea                       200              5
Harcourt General                                   400             22
Hasbro                                             500             19
Home Depot                                       2,633            150
J.C. Penney                                      1,200             65
Kmart*                                           2,600             27
Kroger*                                            700             31
Limited                                          1,460             28
Longs Drug Stores                                  100              4
Lowe's                                           1,000             41
Luby's Cafeterias                                  100              2
Mattel                                           1,518             39
May Department Stores                            1,300             63
McDonald's                                       3,800            180
Melville                                           600             26
Mercantile Stores                                  200             11
Nordstrom                                          400             15
Pep Boys-Manny, Moe & Jack                         300             11
Price/Costco*                                    1,000             20
Rite Aid                                           400             14
Ryan's Family Steak Houses*                        300              2
Sears Roebuck                                    2,100             94
Shoney's*                                          200              2
TJX                                                400             14
Toys "R" Us*                                     1,500             44
Wal-Mart Stores                                 12,300            324
Walgreen                                         1,300             48
Wendy's International                              700             15
Winn Dixie Stores                                  800             28
Woolworth*                                         700             14
                                                                1,622
RUBBER & PLASTIC--0.4%
Armstrong World Industries                         200             12
B.F. Goodrich                                      300             14
Cooper Tire & Rubber                               400              9
Goodyear Tire & Rubber                             800             37
Illinois Tool Works                                600             43
Nike, Cl B                                         800             97
Rubbermaid                                         800             20
Tupperware                                         300             15
                                                                  247
SEMI-CONDUCTORS/INSTRUMENTS--1.0%
Advanced Micro Devices*                            700             10
AMP                                              1,200             46
Intel                                            4,400            420
LSI Logic*                                         700             16
Micron Technology                                1,100             34
National Semiconductor*                            700             14
Texas Instruments                                1,000             55
                                                                  595
SPECIALTY MACHINERY--0.1%
Cooper Industries                                  603             26
Westinghouse Electric                            2,200             41
                                                                   67
STEEL & STEEL WORKS--0.4%
Alcan Aluminium                                  1,200             36
Allegheny Teledyne*                                977             22
Aluminum Company of America                        900             53
Armco*                                             600              3
Asarco                                             200              5
Bethlehem Steel*                                   600              6
Engelhard                                          800             18
Inco                                               900             28
Inland Steel Industries                            300              5
Nucor                                              500             25
Phelps Dodge                                       300             19
Reynolds Metals                                    300             15
USX-U.S. Steel Group                               400             11
Worthington Industries                             500             10
                                                                  256
TELEPHONES & TELECOMMUNICATION--3.3%
Airtouch Communications*                         2,700             75
Alltel                                           1,000             28
Ameritech                                        3,000            158
AT&T                                             8,600            449
Bell Atlantic                                    2,400            144
BellSouth                                        5,400            200
GTE                                              5,300            204
MCI Communications                               3,700             95
NYNEX                                            2,400            104
Pacific Telesis Group                            2,300             77
SBC Communications                               3,300            159
Sprint                                           2,400             93
U.S. West                                        2,600             77
U.S. West Media Group*                           2,600             44
Worldcom*                                        2,100             45
                                                                1,952


Description                           Shares/Par (000)    Value (000)


TRUCKING--0.0%
Caliber System                                     200              3
Consolidated Freightways                           200              5
Yellow*                                            100              1
                                                                    9
WHOLESALE--0.3%
Alco Standard                                      700             35
Fleming                                            200              3
Genuine Parts                                      600             26
Sigma Aldrich                                      300             17
SUPERVALU                                          400             11
Sysco                                            1,000             34
W.W. Grainger                                      300             21
                                                                  147
TOTAL COMMON STOCKS
(Cost $22,521)                                                 27,910

U.S. TREASURY OBLIGATIONS--22.7%
U.S. Treasury Notes
6.500%, 05/15/05                                 6,838          6,753
6.500%, 08/15/05                                 2,715          2,679
5.875%, 11/15/05                                 4,151          3,920
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $13,442)                                                 13,352

RELATED PARTY MONEY MARKET
FUNDS--9.4%
First American Government
Obligations Fund (A)                         2,738,342          2,738
First American Prime
Obligations Fund (A)                         2,786,622          2,787

TOTAL RELATED PARTY MONEY MARKET FUNDS
(Cost $5,525)                                                   5,525

REPURCHASE AGREEMENT--19.9%
Merrill Lynch 5.627%, dated 09/30/96,
matures 10/01/96, repurchase price
$11,742,480 (collateralized by U.S.
Treasury STRIPS, total par value
$53,300,000, 08/15/17: total market
 value $11,975,977)                         $   11,741         11,741

TOTAL REPURCHASE AGREEMENT
(Cost $11,741)                                                 11,741

TOTAL INVESTMENTS--99.3%
(Cost $53,229)                                                 58,528

OTHER ASSETS AND LIABILITIES, NET--0.7%                           394


Description                                               Value (000)



NET ASSETS:
Portfolio shares--Institutional Class ($.0001
par value--2 billion authorized) based on
4,438,357 outstanding shares                                  $45,390

Portfolio shares--Retail Class A ($.0001
par value--2 billion authorized) based on
149,106 outstanding shares                                      1,645

Portfolio shares--Retail Class B ($.0001
par value--2 billion authorized) based on
187,059 outstanding shares                                      2,173

Undistributed net investment income                               113

Accumulated net realized gain on investments                    4,302

Net unrealized appreciation of investments                      5,299

TOTAL NET ASSETS--100.0%                                      $58,922

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION
PRICE PER SHARE--INSTITUTIONAL CLASS                          $ 12.34

NET ASSET VALUE AND REDEMPTION PRICE PER
SHARE--RETAIL CLASS A                                         $ 12.35

Maximum sales charge of 4.50% (1)                                0.58

OFFERING PRICE PER SHARE--RETAIL CLASS A                      $ 12.93

NET ASSET VALUE AND OFFERING PRICE
PER SHARE--RETAIL CLASS B (2)                                 $ 12.29


*      Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%
(2) Retail Class B has a contingent deferred sales charge. For a description of possible redemption charge, see the notes to the financial statements.
(A) These money market funds are advised by First Bank National Association who also serve as Adviser for this Fund. See also the Notes to the Financial Statements.
       CI--Class
       FHLMC--Federal Home Loan Mortgage Corporation
       FNMA--Federal National Mortgage Association
       STRIPS--Separately Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.



BALANCED FUND


Description                                     Shares     Value (000)

COMMON STOCKS--54.0%
AUTOMOTIVE--0.8%
General Motors                                  58,700          2,818

BANKS--3.5%
Bank of Boston                                  65,800          3,808
Chase Manhattan                                 64,100          5,136
Citicorp                                        42,800          3,879
                                                               12,823
CHEMICALS--3.9%
Hercules                                        49,800          2,727
Monsanto                                       125,400          4,577
Olin                                            40,300          3,385
W.R. Grace*                                     75,400          3,921
                                                               14,610
COMMUNICATIONS EQUIPMENT--1.5%
Nokia, ADR                                     121,300          5,367

COMPUTERS & SERVICES--2.8%
Compaq Computer*                                72,000          4,617
IBM                                             46,000          5,727
                                                               10,344
CONTAINERS & PACKAGING--1.6%
Ball                                           122,400          2,999
Bemis                                           93,400          3,164
                                                                6,163
DRUGS--2.1%
American Home Products                          78,200          4,985
Bristol-Myers Squibb                            28,100          2,708
                                                                7,693
FINANCIAL SERVICES--1.2%
Household International                         54,400          4,474

FOOD, BEVERAGE & TOBACCO--3.7%
ConAgra                                         97,600          4,807
Dole Food                                       87,700          3,683
Sara Lee                                       150,300          5,373
                                                               13,863
INSURANCE--4.5%
Aetna                                           49,300          3,469
AMBAC                                           50,200          2,799
Cigna                                           39,300          4,711
General Re                                      15,200          2,155
TIG Holdings                                   113,900          3,417
                                                               16,551
LEISURE--1.4%
Brunswick                                      214,600          5,150
MACHINERY--2.3%
Case Equipment                                  84,000          4,095
General Electric                                47,600          4,332
                                                                8,427
MEDICAL PRODUCTS & SERVICES--0.5%
Fresenius Medical Care, ADR*                    79,101          1,839

MULTI-INDUSTRY--2.8%
Corning                                        125,900          4,910
Minnesota Mining & Manufacturing                28,900          2,019
National Service Industries                     61,400          2,149
U.S. Industries*                                48,000          1,260
                                                               10,338
OIL--DOMESTIC--1.0%
Unocal                                         101,300          3,647
OIL--INTERNATIONAL--4.4%
Amerada Hess                                    53,000          2,802
Exxon                                           34,000          2,831
Mobil                                           31,500          3,646
Royal Dutch Petroleum                           24,100          3,763
Texaco                                          34,000          3,128
                                                               16,170

PAPER & PAPER PRODUCTS--0.7%
James River                                     95,500          2,638

PHOTOGRAPHIC EQUIPMENT & SUPPLIES--1.4%
Eastman Kodak                                   65,400          5,134

PRINTING & PUBLISHING--1.4%
Knight-Ridder                                  142,200          5,261

RAILROADS--2.7%
Burlington Northern Santa Fe                    38,900          3,282
Canadian Pacific                               151,700          3,508
Consolidated Rail                               42,600          3,083
                                                                9,873
REAL ESTATE INVESTMENT TRUSTS--2.3%
Duke Realty Investments                         54,300          1,772
Equity Residential Properties Trust             77,000          2,753
Simon Debartolo Group                          165,200          4,233
                                                                8,758
RETAIL--0.9%
Sears Roebuck                                   71,300          3,191
RUBBER & PLASTIC--1.3%
Tupperware                                      99,500          4,876

SEMI-CONDUCTORS/INSTRUMENTS--2.2%
SGS-Thomson Microelectronics*                   92,000          4,358
Texas Instruments                               67,800          3,737
                                                                8,095
SPECIALTY CONSTRUCTION--0.7%
Masco                                           92,200          2,766

SPECIALTY MACHINERY--0.7%
York International                              54,400          2,632

TELEPHONES & TELECOMMUNICATION--0.7%
Century Telephone Enterprises                   73,500          2,527

WHOLESALE--1.0%
W.W. Grainger                                   50,300          3,534

TOTAL COMMON STOCKS
(Cost $159,938)                                               199,562

U.S. TREASURY OBLIGATIONS--30.2%
U.S. Treasury Bond
7.125%, 02/15/23                                27,510         27,702
U.S. Treasury Notes
4.750%, 02/15/97                                 6,915          6,897
6.000%, 05/31/98                                20,290         20,269
6.750%, 05/31/99                                18,300         18,514
6.250%, 08/31/00                                13,495         13,415
5.625%, 11/30/00                                 6,200          6,018
6.250%, 02/15/03                                10,390         10,217
6.500%, 08/15/05                                 8,570          8,456
U.S. Treasury STRIPS
0.000%, 02/15/99                                   265            229
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $112,396)                                               111,717

CORPORATE OBLIGATIONS--4.0%
Bear Stearns
9.125%, 04/15/98                                   770            801
8.750%, 03/15/04                                 1,150          1,239
Cigna
7.400%, 01/15/03                                 2,825          2,836
General Foods
6.000%, 06/15/01                                   860            826
GMAC
7.650%, 01/16/98                                 2,375          2,414
Santander Financial Issuances
7.250%, 05/30/06                                 5,075          5,024
Torchmark
7.875%, 05/15/23                                 1,700          1,651
TOTAL CORPORATE OBLIGATIONS
(Cost $14,900)                                                 14,791

OTHER MORTGAGE-BACKED OBLIGATIONS--1.4%
Drexel Burnham Lambert Trust
CMO Trust S 2
9.000%, 08/01/18                                   356            363
General Electric Capital Mortgage
1994-11 A1
6.500%, 03/25/24                                 1,421          1,413
General Electric Capital Mortgage
1994-17 A6
7.000%, 05/25/24                                 2,675          2,579
Residential Funding 1992-36 A2
5.700%, 11/25/07                                   405            400
RTC 1991-M6 (A)
7.000%, 06/25/21                                   460            453
TOTAL OTHER MORTGAGE-BACKED OBLIGATIONS
(Cost $5,033)                                                   5,208

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS--1.4%
FHLMC
6.000%, 11/15/08                                 2,700          2,511
FNMA
5.450%, 10/25/18                                 2,700          2,603
TOTAL U.S. GOVERNMENT AGENCY

MORTGAGE-BACKED OBLIGATIONS
(Cost $5,305)                                                   5,114

ASSET-BACKED SECURITY--0.3%
Household Finance 1993-2 A3
4.650%, 12/20/08                                   988            969

TOTAL ASSET-BACKED SECURITY
(Cost $986)                                                       969

RELATED PARTY MONEY MARKET FUNDS--6.7%
First American Government
Obligations Fund (B)                         8,476,163          8,476
First American Prime
Obligations Fund (B)                        16,194,084         16,194

TOTAL RELATED PARTY MONEY MARKET FUNDS
(Cost $24,670)                                                 24,670

TOTAL INVESTMENTS--98.0%
(Cost $323,228)                                               362,031


*      Non-income producing security
(A) Security sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under the guidelines established by the Board of Directors.
(B) These money market funds are advised by First Bank National Association who also serve as Adviser for this Fund. See also the Notes to the Financial Statements.
       ADR--American Depository Receipt
       AMBAC--American Municipal Bond Assurance Company
       CMO--Collateralized Mortgage Obligation
       FHLMC--Federal Home Loan Mortgage Corporation
       FNMA--Federal National Mortgage Association
       GMAC--General Motors Acceptance Corporation
       RTC--Resolution Trust Corporation
       STRIPS--Separately Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.


REAL ESTATE SECURITIES FUND

Description                                     Shares     Value (000)

COMMON STOCKS--97.2%
REAL ESTATE INVESTMENT TRUSTS--97.2%
HEALTHCARE FACILITIES--9.7%
Health & Retirement Property Trust              30,000         $  532
Health Care Property Investors                   8,000            261
National Health Investors                       13,900            464
Nationwide Health Properties                    24,300            535
                                                                1,792
HOTELS--14.6%
Colonial Properties Trust                       22,900            601
Felcor Suite Hotels                             17,500            564
Hospitality Properties Trust                    19,600            524
Patriot American Hospitality                    16,700            562
RFS Hotel Investors                             27,000            425
                                                                2,676
OFFICE/INDUSTRIAL--28.9%
Cali Realty                                     24,800            673
Duke Realty Investments                         18,100            591
Liberty Property Trust                          27,000            587
Security Capital Industrial Trust               23,833            435
Shurgard Storage Centers                        20,400            528
Sovran Self Storage                             16,900            444
Spieker Properties                              18,100            532
Storage Trust                                   26,300            572
Storage USA                                     15,200            505
Weeks                                           15,900            453
                                                                5,320
RESIDENTIAL--25.4%
Bay Apartment Communities                       18,000            513
Chateau Properties                              13,000            322
Equity Residential Properties Trust             16,400            586
Evans Withycombe Residential                    26,300            575
Post Properties                                 15,200            557
ROC Communities                                 21,900            534
Summit Properties                               28,000            553
Sun Communities                                 19,800            564
Wellsford Real Estate                           20,900            460
                                                                4,664
RETAIL--18.6%
CBL & Associates Properties                     22,800            524
Developers Diversified Realty                    6,100            196
Excel Realty Trust                              16,900            365
Federal Realty Investment Trust                 16,800            395
JDN Realty                                       8,200            201
Macerich                                        25,300            566
Mid-America Realty Investments                  38,900            345
Simon Debartolo Group                           32,100            823
                                                                3,415
TOTAL COMMON STOCKS
(Cost $16,166)                                                 17,867

RELATED PARTY MONEY MARKET FUND--2.2%
First American Prime
Obligations Fund (A)                           403,972            404

TOTAL RELATED PARTY MONEY MARKET FUND
(Cost $404)                                                       404

TOTAL INVESTMENTS--99.4%
(Cost $16,570)                                                 18,271

OTHER ASSETS AND LIABILITIES, NET--0.6%                           113

NET ASSETS:
Portfolio shares--Institutional Class
($.0001 par value--2 billion authorized)
based on 1,552,482 outstanding shares                          16,188

Portfolio shares--Retail Class A
($.0001 par value--2 billion authorized)
based on 19,607 outstanding shares                                207

Portfolio shares--Retail Class B
($.0001 par value--2 billion authorized)
based on 22,956 outstanding shares                                239

Distributions in excess of net investment
income                                                            (13)

Accumulated net realized gain on investments                       62

Net unrealized appreciation of investments                      1,701

TOTAL NET ASSETS--100.0%                                      $18,384

NET ASSET VALUE, OFFERING PRICE, AND
REDEMPTION PRICE PER SHARE--INSTITUTIONAL CLASS               $ 11.53

NET ASSET VALUE AND REDEMPTION PRICE
PER SHARE--RETAIL CLASS A                                     $ 11.52

Maximum sales charge of 4.50% (1)                                0.54

OFFERING PRICE PER SHARE--RETAIL CLASS A                      $ 12.06

NET ASSET VALUE AND OFFERING PRICE
PER SHARE--RETAIL CLASS B (2)                                 $ 11.46


(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%
(2) Retail Class B has a contingent deferred sales charge. For a description of possible redemption charge, see the notes to the financial statements.
(A) This money market fund is advised by First Bank National Association who also serve as Adviser for the Fund. See also the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.


EQUITY INCOME FUND


Description                                     Shares    Value (000)

COMMON STOCKS--70.7%
Banks--5.2%
Bank of New York                                48,000         $1,410
National City                                   54,000          2,275
                                                                3,685
CHEMICALS--2.1%
E.I. du Pont de Nemours                         16,900          1,491

DRUGS--6.3%
Abbott Laboratories                             37,200          1,832
Johnson & Johnson                               33,000          1,691
Pfizer                                          12,000            950
                                                                4,473
ELECTRICAL SERVICES--5.8%
Cinergy                                         44,500          1,374
FPL Group                                       30,100          1,302
Texas Utilities                                 35,600          1,411
                                                                4,087
FINANCIAL SERVICES--1.1%
American Express                                16,500            763

FOOD, BEVERAGE & TOBACCO--5.7%
PepsiCo                                         34,000            961
Philip Morris                                   20,400          1,831
Sara Lee                                        36,000          1,287
                                                                4,079
GAS/NATURAL GAS--0.6%
Enron                                           11,000            448

HOUSEHOLD PRODUCTS--2.2%
Newell                                          52,700          1,581

INSURANCE--2.2%
IPC Holdings                                    41,000            810
Providian                                       17,600            757
                                                                1,567
MACHINERY--6.8%
General Electric                                40,100          3,649
Tenneco                                         23,300          1,168
                                                                4,817
MINING--2.1%
Great Northern Iron Ore Properties              30,100          1,482

MISCELLANEOUS BUSINESS SERVICES--1.5%
Electronic Data Systems                         16,893          1,037


Description                           Shares/Par (000)    Value (000)

OIL--INTERNATIONAL--9.1%
Amoco                                           34,500          2,432
Exxon                                           19,100          1,590
Mobil                                           21,300          2,465
                                                                6,487
RAILROADS--1.9%
Union Pacific                                   18,000          1,319

REAL ESTATE INVESTMENT TRUSTS--12.6%
Crescent Real Estate Equity                     29,600          1,217
Healthcare Realty Trust                         61,100          1,443
Manufactured Home Communities                   60,700          1,168
National Golf Properties                        73,700          2,054
Simon Debartolo Group                           62,000          1,589
Weeks                                           50,700          1,445
                                                                8,916
RETAIL--4.1%
Intimate Brands                                 43,500            794
J.C. Penney                                     39,300          2,127
                                                                2,921
TELEPHONES & TELECOMMUNICATION--1.4%
AT&T                                            19,100            998

TOTAL COMMON STOCKS
(Cost $39,425)                                                 50,151

PREFERRED CONVERTIBLE STOCKS--7.4%

AUTOMOTIVE--2.8%
Ford Motor, Series A, $4.20                     19,500          1,987

BROADCASTING, NEWSPAPERS & ADVERTISING--1.4%
TCI Pacific Communications                      10,700          1,003

FINANCIAL SERVICES--1.5%
Advanta, Cl B                                   25,000          1,044

INSURANCE--1.7%
Aetna                                           10,000            729
FHP International, Cl A                         15,000            467
                                                                1,196
TOTAL PREFERRED CONVERTIBLE STOCKS
(Cost $5,020)                                                   5,230

CONVERTIBLE BONDS--10.5%
Conner Peripherals, 41.6660 Shares
6.500%, 03/01/02                                 1,775          2,032
General Instrument, 42.1052 Shares
5.000%, 06/15/00                                   600            674
Hometown Buffet, 73.2600 Shares
7.000%, 12/01/02                                 1,900          2,142
Integrated Health Services, 31.1284 Shares
6.000%, 01/01/03                                   700            690
Price, 44.3754 Shares
6.750%, 03/01/01                                 1,075          1,140


Description                           Par (000)/Shares     Value (000)


Tenet Healthcare, 25.9403 Shares
6.000%, 12/01/05                                   750            802
TOTAL CONVERTIBLE BONDS
(Cost $6,957)                                                   7,480

RELATED PARTY MONEY MARKET FUNDS--9.3%
First American Government Obligations
 Fund (A)                                    3,189,272          3,189
First American Prime Obligations
 Fund (A)                                    3,393,408          3,393

TOTAL RELATED PARTY MONEY MARKET FUNDS
(Cost $6,582)                                                   6,582

REPURCHASE AGREEMENT--1.7%
Merrill Lynch 5.627%, dated 09/30/96,
matures 10/01/96, repurchase price
$1,226,006 (collateralized by U.S.
Treasury STRIPS, total par value
$5,565,000, 08/15/17: total market value
$1,250,400)                                 $    1,226          1,226

TOTAL REPURCHASE AGREEMENT
(Cost $1,226)                                                   1,226

TOTAL INVESTMENTS--99.6%
(Cost $59,210)                                                 70,669

OTHER ASSETS AND LIABILITIES, NET--0.4%                           272

NET ASSETS:
Portfolio shares--Institutional Class ($.0001 par value--2
billion authorized) based on 5,102,222 outstanding shares      51,919

Portfolio shares--Retail Class A ($.0001 par value--2
billion authorized) based on 204,120 outstanding shares         2,204

Portfolio shares--Retail Class B ($.0001 par value--2
billion authorized) based on 299,068 outstanding shares         3,426

Undistributed net investment income                               103

Accumulated net realized gain on investments                    1,830

Net unrealized appreciation of investments                     11,459

TOTAL NET ASSETS--100.0%                                      $70,941

NET ASSET VALUE, OFFERING PRICE, AND
REDEMPTION PRICE PER SHARE--INSTITUTIONAL CLASS               $ 12.66

NET ASSET VALUE AND REDEMPTION PRICE
PER SHARE--RETAIL CLASS A                                     $ 12.65

Maximum sales charge of 4.50% (1)                                0.60

OFFERING PRICE PER SHARE--RETAIL CLASS A                      $ 13.25

NET ASSET VALUE AND OFFERING
PRICE PER SHARE--RETAIL CLASS B (2)                           $ 12.61


(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%
(2) Retail Class B has a contingent deferred sales charge. For a description of possible redemption charge, see the notes to the financial statements.
(A) These money market funds are advised by First Bank National Association who also serve as Adviser for this Fund. See also the Notes to the Financial Statements.
       Cl--Class
       STRIPS--Separately Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.


EQUITY INDEX FUND

Description                                    Shares     Value (000)


COMMON STOCKS--98.4%
AEROSPACE & DEFENSE--0.8%
Lockheed Martin                                 13,727         $1,237
Raytheon                                        16,200            901
Rockwell International                          15,000            846
                                                                2,984
AGRICULTURE--0.1%
Pioneer Hi-Bred International                    5,700            345

AIR TRANSPORTATION--0.4%
AMR*                                             6,300            502
Delta Air Lines                                  5,400            389
Federal Express*                                 3,900            309
Southwest Airlines                              10,000            229
U.S. Air Group*                                  4,400             73
                                                                1,502
AIRCRAFT--1.8%
Allied Signal                                   19,400          1,278
Boeing                                          23,900          2,259
General Dynamics                                 4,200            289
McDonnell Douglas                               14,800            777
Northrop                                         4,000            321
Textron                                          5,600            476
United Technologies                              8,400          1,009
                                                                6,409
APPAREL/TEXTILES--0.2%
Fruit of the Loom*                               5,300            164
Liz Claiborne                                    5,000            186
Reebok International                             3,700            129
Russell                                          2,600             84
Springs Industries, Cl A                         1,300             58
V.F                                              4,400            265
                                                                  886
AUTOMOTIVE--2.2%
Chrysler                                        50,000          1,431
Dana                                             7,000            212
Eaton                                            5,300            320
Echlin                                           4,100            129
Fleetwood Enterprises                            2,300             71
Ford Motor                                      81,200          2,538
General Motors                                  51,900          2,491
Navistar International*                          5,200             44
Paccar                                           2,595            142
TRW                                              4,300            400
                                                                7,778
BANKS--7.7%
Banc One                                        29,813          1,222
Bank of Boston                                  10,300            596
Bank of New York                                26,500            778
BankAmerica                                     24,700          2,028
Bankers Trust New York                           5,500            432
Barnett Banks                                   13,300            449
Boatmen's Bancshares                            10,800            603
Chase Manhattan                                 29,996          2,403
Citicorp                                        33,000          2,991
Comerica                                         7,900            407
CoreStates Financial Group                      15,300            662
Fifth Third Bancorp                              7,300            424
First Bank System                                9,700            649
First Chicago NBD                               21,764            985
First Union                                     18,800          1,255
Fleet Financial Group                           18,000            801
Golden West Financial                            3,900            228
Great Western Financial                          9,400            249
H.F. Ahmanson                                    7,400            207
J.P. Morgan                                     12,800          1,138
KeyCorp                                         15,800            695
MBNA                                            15,300            532
Mellon Bank                                      8,950            530
National City                                   15,200            640
NationsBank                                     20,000          1,738
Norwest                                         25,500          1,042
PNC Bank                                        23,400            781
Republic New York                                3,700            256
Suntrust Banks                                  15,300            627
U.S. Bancorp                                    10,600            419
Wachovia                                        11,500            569
Wells Fargo                                      6,400          1,664
                                                               28,000
BEAUTY PRODUCTS--1.8%
Alberto-Culver, Cl B                             1,800             78
Avon Products                                    9,200            457
Colgate-Palmolive                               10,100            877
Ecolab                                           4,400            149
International Flavors & Fragrances               7,600            332
Procter & Gamble                                47,100          4,592
                                                                6,485
BROADCASTING, NEWSPAPERS & ADVERTISING--0.6%
Comcast, Cl A                                   16,000            246
Interpublic Group                                5,600            265
Tele-Communications, Cl A*                      44,800            669
Viacom, Cl B*                                   24,445            868
                                                                2,048
BUILDING & CONSTRUCTION--0.3%
Centex                                           1,900             62
Fluor                                            5,800            357
Foster Wheeler                                   2,700            118
Halliburton                                      7,900            408
Kaufman & Broad Home                             2,600             34
Owens Corning                                    3,400            125
Pulte                                            1,600             41
                                                                1,145
CHEMICALS--2.8%
Air Products & Chemicals                         7,700            449
B.F. Goodrich                                    3,700            167
Dow Chemical                                    16,900          1,356
E.I. du Pont de Nemours                         38,500          3,398
Eastman Chemical                                 5,275            308
FMC*                                             2,500            170
Great Lakes Chemical                             4,300            245
Hercules                                         7,200            394
Monsanto                                        40,300          1,471
Morton International                             9,700            386
Nalco Chemical                                   4,600            167
Praxair                                         10,700            460
Rohm & Haas                                      4,400            288
Union Carbide                                    8,800            402
W.R. Grace*                                      6,800            354
                                                               10,015
COMMUNICATIONS EQUIPMENT--1.3%
Andrew*                                          4,000            200
DSC Communications*                              8,000            200
General Instrument*                              9,400            233
Harris                                           2,600            169
ITT Industries                                   8,100            195
Motorola                                        40,700          2,101
Northern Telecom                                17,800          1,028
Scientific-Atlanta                               5,300             84
Tellabs*                                         6,100            431
                                                                4,641
COMPUTERS & SERVICES--3.6%
Amdahl*                                          8,300             78
Apple Computer*                                  8,600            191
Bay Networks*                                   12,900            352
Cabletron Systems*                               5,200            356
Ceridian*                                        4,700            235
Compaq Computer*                                18,500          1,186
Data General*                                    2,600             36
Dell Computer*                                   6,200            482
Digital Equipment*                              10,700            383
EMC*                                            15,900            360
Hewlett Packard                                 70,200          3,422
IBM                                             36,200          4,507
Intergraph*                                      3,100             34
Pitney Bowes                                    10,300            542
Seagate Technology*                              7,300            408
Silicon Graphics*                               11,808            261
Tandem Computers*                                8,100             87
Tandy                                            3,980            161
Unisys*                                         11,900             73
                                                               13,154
CONSUMER PRODUCTS--0.0%
Stride Rite                                      3,300             30

CONTAINERS & PACKAGING--0.2%
Ball                                             2,000             49
Crown Cork & Seal                                8,800            406
Newell                                          10,900            327
                                                                  782
DRUGS--8.6%
Abbott Laboratories                             53,600          2,640
Allergan                                         4,500            172
Alza, Cl A*                                      5,800            156
American Home Products                          43,700          2,786
Amgen*                                          18,200          1,149
Bristol-Myers Squibb                            34,400          3,315
Eli Lilly                                       37,588          2,424
Johnson & Johnson                               91,500          4,689
Mallinckrodt Group                               5,100            212
Merck                                           83,500          5,876
Pfizer                                          44,100          3,489
Pharmacia & Upjohn                              34,925          1,441
Schering Plough                                 25,400          1,562
Warner Lambert                                  18,600          1,228
                                                               31,139
ELECTRICAL SERVICES--3.0%
American Electric Power                         12,900            524
Baltimore Gas & Electric                        10,100            264
Carolina Power & Light                          10,400            359
Central & South West                            14,400            374
Cinergy                                         10,873            336
Consolidated Edison New York                    16,100            447
Dominion Resources of Virginia                  12,200            461
DTE Energy                                      10,000            280
Duke Power                                      13,900            648
Edison International                            30,100            538
Entergy                                         15,700            424
FPL Group                                       12,600            545
GPU                                              8,300            255
Houston Industries                              18,100            400
Niagara Mohawk Power*                            9,900             79
Northern States Power                            4,700            219
Ohio Edison                                     10,500            203
Pacific Gas & Electric                          28,500            620
Pacificorp                                      20,200            417
PECO Energy                                     15,300            363
PP&L Resources                                  11,100            243
Public Service Enterprise Group                 16,800            449
Southern                                        46,200          1,045
Texas Utilities                                 15,400            610
Unicom                                          14,800            372
Union Electric Power                             7,000            258
                                                               10,733
ENTERTAINMENT--0.9%
Bally Entertainment*                             3,500             99
Harrah's Entertainment*                          7,100            132
King World Productions*                          2,500             92
Walt Disney                                     46,600          2,953
                                                                3,276
ENVIRONMENTAL SERVICES--0.5%
Browning Ferris Industries                      14,600            365
Laidlaw, Cl B                                   21,500            237
WMX Technologies                                33,700          1,108
                                                                1,710
FINANCIAL SERVICES--2.7%
American Express                                32,600          1,508
Beneficial                                       3,700            213
Dean Witter Discover                            11,286            621
FHLMC                                           12,300          1,204
FNMA                                            74,900          2,612
Green Tree Financial                             9,400            369
Household International                          6,700            551
ITT Hartford Group                               8,100            478
ITT*                                             8,100            353
Merrill Lynch                                   11,600            761
Morgan Stanley Group                            10,400            517
Salomon Brothers                                 7,200            329
Transamerica                                     4,523            316
                                                                9,832
FOOD, BEVERAGE & TOBACCO--8.6%
Adolph Coors, Cl B                               2,500             55
American Brands                                 11,700            494
Anheuser Busch                                  34,000          1,279
Archer Daniels Midland                          37,511            722
Brown Forman, Cl B                               4,600            180
Campbell Soup                                   17,100          1,334
Coca Cola                                      171,100          8,705
ConAgra                                         16,700            822
CPC International                               10,000            749
General Mills                                   10,900            658
H.J. Heinz                                      25,350            856
Hershey Foods                                   10,600            533
Kellogg                                         14,600          1,006
PepsiCo                                        107,500          3,037
Philip Morris                                   56,200          5,044
Quaker Oats                                      9,300            341
Ralston-Ralston Purina Group                     7,300            500
Sara Lee                                        33,300          1,190
Seagram                                         25,700            961
Unilever                                        11,000          1,734
UST                                             12,900            382
Whitman                                          7,200            167
William Wrigley Jr                               8,000            482
                                                               31,231
GAS/NATURAL GAS--0.9%
Coastal                                          7,300            301
Columbia Gas Systems                             3,800            213
Consolidated Natural Gas                         6,500            349
Eastern Enterprises                              1,300             49
Enron                                           17,400            709
Enserch                                          4,700             98
Nicor                                            3,300            111
Noram Energy                                     9,400            140
Oneok                                            1,800             49
Pacific Enterprises                              5,900            178
PanEnergy                                       10,400            361
Peoples Energy                                   2,300             78
Sonat                                            5,900            261
Williams                                         7,200            367
                                                                3,264
GLASS PRODUCTS--0.2%
Corning                                         15,800            616

HOME APPLIANCES--0.5%
Maytag                                           6,900            135
National Service Industries                      3,200            112
PPG Industries                                  12,800            696
Raychem                                          3,100            232
Sherwin Williams                                 5,900            274
Snap-On Tools                                    4,050            130
Thomas & Betts                                   2,800            115
Whirlpool                                        5,100            258
                                                                1,952
HOTELS & LODGING--0.4%
HFS*                                             8,500            568
Hilton Hotels                                   13,600            386
Marriott International                           8,800            485
                                                                1,439
HOUSEHOLD FURNITURE & FIXTURES--0.1%
Masco                                           11,000            330

HOUSEHOLD PRODUCTS--0.8%
Clorox                                           3,400            326
Gillette                                        30,600          2,207
Stanley Works                                    6,100            172
                                                                2,705
INSURANCE--3.9%
Aetna                                           10,390            731
Alexander & Alexander Services                   3,100             52
Allstate                                        30,550          1,505
American General                                14,100            532
American International Group                    32,225          3,247
Aon                                              7,400            401
Chubb                                           12,000            552
Cigna                                            5,200            623
General Re                                       5,400            765
Jefferson-Pilot                                  4,875            252
Lincoln National                                 7,200            316
Lowe's                                           7,800            604
Marsh & McLennan                                 5,000            486
MGIC Investment                                  3,900            263
Providian                                        6,400            275
Safeco                                           8,700            304
St. Paul                                         5,800            322
Torchmark                                        4,950            227
Travelers                                       32,987          1,620
United Healthcare                               12,600            524
Unum                                             5,100            327
USF&G                                            8,100            150
USLife                                           2,300             69
                                                               14,147
JEWELRY, PRECIOUS METALS--0.0%
Jostens                                          2,600             54

LEISURE--0.0%
Brunswick                                        6,800            163

LUMBER & WOOD PRODUCTS--0.0%
Louisiana Pacific                                7,500            171

MACHINERY--5.0%
Applied Materials*                              12,300            340
Baker Hughes                                     9,900            301
Black & Decker                                   6,000            249
Briggs & Stratton                                1,900             84
Case Equipment                                   5,000            244
Caterpillar                                     13,300          1,002
Cincinnati Milacron                              2,600             49
Crane                                            2,000             89
Cummins Engine                                   2,600            102
Deere                                           17,700            743
Dover                                            7,800            372
Dresser Industries                              12,300            366
Emerson Electric                                15,400          1,388
General Electric                               113,300         10,310
General Signal                                   3,300            145
Giddings & Lewis                                 2,300             27
Harnischfeger Industries                         3,100            117
Ingersoll Rand                                   7,500            356
McDermott International                          3,800             83
Nacco Industries, Cl A                             600             29
Outboard Marine                                  1,300             20
Pall                                             7,900            223
Parker Hannifin                                  5,150            216
Tenneco                                         11,700            586
Timken                                           2,100             82
Trinova                                          1,900             60
Tyco International                              10,500            453
                                                               18,036

MEASURING DEVICES--0.3%
Honeywell                                        8,700            549
Johnson Controls                                 2,700            202
Millipore                                        2,900            115
Perkin Elmer                                     3,000            174
Tektronix                                        2,200             90
                                                                1,130
MEDICAL PRODUCTS & SERVICES--1.8%
Bausch & Lomb                                    3,900            143
Baxter International                            18,700            874
Becton Dickinson                                 8,400            372
Beverly Enterprises*                             6,800             74
Biomet*                                          8,000            131
Boston Scientific*                              12,200            701
C.R. Bard                                        3,800            118
Columbia/HCA Healthcare                         30,737          1,748
Community Psychiatric*                           2,900             27
Fresenius Medical Care, ADR*                     7,133            166
Humana*                                         11,200            227
Manor Care                                       4,300            165
Medtronic                                       16,500          1,058
St. Jude Medical                                 5,550            224
Tenet Healthcare*                               14,900            332
United States Surgical                           4,300            183
                                                                6,543
METALS & MINING--0.2%
Cyprus AMAX Minerals                             6,450            139
Freeport-McMoran Copper & Gold, Cl B            13,400            419
                                                                  558
MISCELLANEOUS BUSINESS SERVICES--4.6%
3Com*                                           11,600            697
Autodesk                                         3,000             78
Automatic Data Processing                       19,900            868
Cisco Systems*                                  44,400          2,756
Computer Associates International               25,025          1,495
Computer Sciences*                               5,200            400
CUC International*                              16,950            676
First Data                                      15,400          1,257
Microsoft*                                      41,100          5,420
Novell*                                         24,100            265
Oracle Systems*                                 44,925          1,912
Safety Kleen                                     4,000             66
Shared Medical Systems                           1,500             85
Sun Microsystems*                               12,700            789
                                                               16,764
MISCELLANEOUS CONSUMER SERVICES--0.2%
H & R Block                                      7,100            211
Service International                           16,200            490
                                                                  701
OIL--DOMESTIC--1.1%
Ashland Oil                                      4,400            175
Atlantic Richfield                              11,100          1,415
Kerr-McGee                                       3,300            201
Louisiana Land & Exploration                     2,200            116
Pennzoil                                         3,100            164
Phillips Petroleum                              18,100            774
Sun                                              5,074            117
Unocal                                          17,100            616
USX-Marathon Group                              19,700            426
                                                                4,004
OIL--INTERNATIONAL--6.4%
Amerada Hess                                     6,400            338
Amoco                                           34,100          2,404
Chevron                                         44,800          2,806
Exxon                                           85,200          7,093
Mobil                                           27,000          3,125
Royal Dutch Petroleum                           36,800          5,745
Texaco                                          18,200          1,674
                                                               23,185

PAPER & PAPER PRODUCTS--2.2%
Avery Dennison                                   3,500            194
Bemis                                            3,500            119
Boise Cascade                                    3,200            109
Champion International                           6,600            303
Georgia Pacific                                  6,300            498
International Paper                             20,600            875
James River                                      5,900            163
Kimberly Clark                                  19,350          1,705
Mead                                             3,500            205
Minnesota Mining & Manufacturing                28,800          2,012
Potlatch                                         1,900             74
Stone Container                                  6,800            106
Temple Inland                                    3,700            195
Union Camp                                       4,600            225
Westvaco                                         7,000            207
Weyerhaeuser                                    13,600            627
Willamette Industries                            3,800            249
                                                                7,866
PETROLEUM & FUEL PRODUCTS--0.8%
Burlington Resources                             8,600            382
Helmerich & Payne                                1,600             70
Occidental Petroleum                            22,200            519
Oryx Energy*                                     7,200            128
Rowan*                                           5,900            110
Santa Fe Energy Resources*                       6,200             88
Schlumberger                                    16,800          1,420
Western Atlas*                                   3,700            230
                                                                2,947
PHOTOGRAPHIC EQUIPMENT & SUPPLIES--0.9%
Eastman Kodak                                   23,100          1,813
Polaroid                                         3,000            132
Xerox                                           22,300          1,196
                                                                3,141
PRECIOUS METALS--0.5%
Barrick Gold                                    24,500            616
Battle Mountain Gold                            15,400            119
Echo Bay Mines                                   9,600             85
Homestake Mining                                10,100            148
Newmont Mining                                   6,843            323
Placer Dome Group                               16,500            390
Santa Fe Pacific Gold                            9,040            113
                                                                1,794
PRINTING & PUBLISHING--1.2%
American Greetings, Cl A                         5,200            149
Deluxe                                           5,700            215
Dow Jones                                        6,700            248
Gannett                                          9,700            683
John H. Harland                                  2,000             60
Knight-Ridder                                    6,500            240
McGraw-Hill                                      6,800            290
Meredith                                         1,800             89
Moore                                            6,900            127
New York Times, Cl A                             6,700            226
R.R. Donnelley & Sons                           10,500            339
Time Warner                                     26,900          1,039
Times Mirror, Cl A                               7,100            316
Tribune                                          4,100            320
                                                                4,341
PROFESSIONAL SERVICES--0.2%
Dun & Bradstreet                                11,700            698
EG&G                                             3,100             55
                                                                  753
RAILROADS--1.1%
Burlington Northern Santa Fe                    10,508            887
Conrail                                          5,600            405
CSX                                             14,500            732
Norfolk Southern                                 8,700            795
Union Pacific                                   16,700          1,223
                                                                4,042
REPAIR SERVICES--0.0%
Ryder System                                     5,600            166

RETAIL--5.7%
Albertson's                                     17,300            729
American Stores                                  9,900            396
Charming Shoppes*                                7,100             43
Circuit City Stores                              6,700            242
Darden Restaurants                              10,800             93
Dayton Hudson                                   14,900            492
Dillard Department Stores, Cl A                  7,800            252
Federated Department Stores*                    14,300            479
Gap                                             19,700            569
Giant Food, Cl A                                 4,100            139
Great Atlantic & Pacific Tea                     2,500             65
Harcourt General                                 5,000            276
Hasbro                                           5,900            219
Home Depot                                      32,933          1,873
J.C. Penney                                     15,500            839
Kmart*                                          33,400            342
Kroger*                                          8,600            385
Limited                                         18,592            356
Longs Drug Stores                                1,300             57
Lowe's                                          11,800            482
Luby's Cafeterias                                1,600             38
Mattel                                          18,781            486
May Department Stores                           17,200            836
McDonald's                                      48,000          2,274
Melville                                         7,300            322
Mercantile Stores                                2,400            130
Nordstrom                                        5,600            213
Pep Boys-Manny, Moe & Jack                       4,300            153
Price/Costco*                                   13,500            277
Rite Aid                                         5,800            210
Ryan's Family Steak Houses*                      3,500             27
Sears Roebuck                                   26,900          1,204
Shoney's*                                        3,300             30
TJX                                              5,000            179
Toys "R" Us*                                    18,800            548
Wal-Mart Stores                                157,400          4,151
Walgreen                                        16,900            625
Wendy's International                            8,900            191
Winn Dixie Stores                               10,400            363
Woolworth*                                       9,200            190
                                                               20,775
RUBBER & PLASTIC--0.8%
Armstrong World Industries                       2,400            150
Cooper Tire & Rubber                             5,800            125
Goodyear Tire & Rubber                          10,700            494
Illinois Tool Works                              8,400            606
Nike, Cl B                                       9,900          1,203
Rubbermaid                                      10,300            252
Tupperware                                       4,300            211
                                                                3,041
SEMI-CONDUCTORS/INSTRUMENTS--2.1%
Advanced Micro Devices*                          9,300            137
AMP                                             15,052            583
Intel                                           56,500          5,392
LSI Logic*                                       8,900            207
Micron Technology                               14,300            436
National Semiconductor*                          9,500            191
Texas Instruments                               13,000            717
                                                                7,663
SPECIALTY MACHINERY--0.2%
Cooper Industries                                7,428            321
Westinghouse Electric                           28,900            538
                                                                  859
STEEL & STEEL WORKS--0.9%
Alcan Aluminium                                 15,500            465
Allegheny Teledyne*                             11,922            270
Aluminum Company of America                     12,000            708
Armco*                                           7,300             33
Asarco                                           2,800             75
Bethlehem Steel*                                 7,600             76
Engelhard                                        9,912            228
Inco                                            11,600            357
Inland Steel Industries                          3,200             57
Nucor                                            6,000            304
Phelps Dodge                                     4,400            282
Reynolds Metals                                  4,400            225
USX-U.S. Steel Group                             5,800            165
Worthington Industries                           6,250            125
                                                                3,370
TELEPHONES & TELECOMMUNICATION--6.8%
Airtouch Communications*                        34,300            948
Alltel                                          13,000            362
Ameritech                                       37,700          1,984
AT&T                                           110,700          5,784
Bell Atlantic                                   30,100          1,802
BellSouth                                       68,200          2,523
GTE                                             66,400          2,556
MCI Communications                              47,200          1,209
NYNEX                                           30,100          1,309
Pacific Telesis Group                           29,400            989
SBC Communications                              41,800          2,012
Sprint                                          29,600          1,151
U.S. West                                       32,800            976
U.S. West Media Group*                          32,500            548
WorldCom*                                       26,700            571
                                                               24,724
TRUCKING--0.0%
Caliber System                                   2,600             42
Consolidated Freightways                         2,900             71
Yellow*                                          1,900             25
                                                                  138
WHOLESALE--0.5%
Alco Standard                                    9,000            449
Fleming                                          2,500             43
Genuine Parts                                    8,350            365
Sigma Aldrich                                    3,300            188
SUPERVALU                                        4,500            124
Sysco                                           12,500            420
W.W. Grainger                                    3,400            239
                                                                1,828
TOTAL COMMON STOCKS
(Cost $275,056)                                               357,335

RELATED PARTY MONEY MARKET FUND--0.1%
First American Prime
Obligations Fund (A)                           222,477            222
TOTAL RELATED PARTY MONEY MARKET FUND
(Cost $222)                                                       222

TOTAL INVESTMENTS--98.5%
(Cost $275,278)                                               357,557

OTHER ASSETS AND LIABILITIES, NET--1.5%                         5,455

NET ASSETS:
Portfolio shares--Institutional Class ($.0001
par value--2 billion authorized) based on
22,523,322 outstanding shares                                 258,564

Portfolio shares--Retail Class A ($.0001
par value--2 billion authorized) based on
401,729 outstanding shares                                      5,252

Portfolio shares--Retail Class B ($.0001
par value--2 billion authorized) based on
534,890 outstanding shares                                      7,533

Undistributed net investment income                               195

Accumulated net realized gain on investments                    9,189

Net unrealized appreciation of investments                     82,279

TOTAL NET ASSETS--100.0%                                     $363,012

NET ASSET VALUE, OFFERING PRICE, AND
REDEMPTION PRICE PER SHARE--INSTITUTIONAL CLASS                $15.47

NET ASSET VALUE AND REDEMPTION PRICE
PER SHARE--RETAIL CLASS A                                      $15.49

Maximum sales charge of 4.50% (1)                                0.73

OFFERING PRICE PER SHARE--RETAIL CLASS A                       $16.22


NET ASSET VALUE AND OFFERING PRICE
PER SHARE--RETAIL CLASS B (2)                                  $15.43


*      Non-income producing security

(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%
(2) Retail Class B has a contingent deferred sales charge. For a description of possible redemption charge, see the notes to the financial statements.
(A) This money market fund is advised by First Bank National Association who also serve as Adviser for this Fund. See also the Notes to the Financial Statements.
       ADR--American Depository Receipt
       Cl--Class
       FHLMC--Federal Home Loan Mortgage Corporation
       FNMA--Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.


STOCK FUND

Description                                     Shares     Value (000)

COMMON STOCKS--90.0%
AUTOMOTIVE--1.3%
General Motors                                 136,600        $ 6,557

BANKS--5.8%
Bank of Boston                                 154,660          8,951
Chase Manhattan                                149,900         12,011
Citicorp                                        99,800          9,044
                                                               30,006
CHEMICALS--6.7%
Hercules                                       119,300          6,532
Monsanto                                       291,300         10,632
Olin                                            92,800          7,795
W.R. Grace*                                    183,500          9,542
                                                               34,501
COMMUNICATIONS EQUIPMENT--2.4%
Nokia, ADR                                     275,900         12,209

COMPUTERS & SERVICES--4.6%
Compaq Computer*                               165,000         10,581
IBM                                            107,500         13,384
                                                               23,965
CONTAINERS & PACKAGING--2.8%
Ball                                           280,500          6,872
Bemis                                          220,000          7,453
                                                               14,325
DRUGS--3.5%
American Home Products                         180,200         11,488
Bristol-Myers Squibb                            67,100          6,467
                                                               17,955
FINANCIAL SERVICES--2.0%
Household International                        125,800         10,347

FOOD, BEVERAGE & TOBACCO--6.3%
ConAgra                                        234,300         11,539
Dole Food                                      207,500          8,715
Sara Lee                                       347,400         12,420
                                                               32,674
INSURANCE--7.4%
Aetna                                          111,300          7,833
AMBAC                                          114,900          6,406
Cigna                                           91,700         10,993
General Re                                      35,900          5,089
TIG Holdings                                   270,600          8,118
                                                               38,439
LEISURE--2.2%
Brunswick                                      484,500         11,628

MACHINERY--4.9%
Case Equipment                                 199,600          9,731
General Electric                               107,500          9,782
York International                             125,900          6,090
                                                               25,603
MEDICAL PRODUCTS & SERVICES--0.9%
Fresenius Medical Care, ADR*                   192,508          4,476

MULTI-INDUSTRY--4.6%
Corning                                        290,900         11,345
Minnesota Mining & Manufacturing                63,400          4,430
National Service Industries                    139,800          4,893
U.S. Industries*                               117,600          3,087
                                                               23,755
OIL--DOMESTIC--1.7%
Unocal                                         239,900          8,636

OIL--INTERNATIONAL--7.3%
Amerada Hess                                   121,900          6,445
Exxon                                           80,700          6,718
Mobil                                           73,200          8,473
Royal Dutch Petroleum                           56,300          8,790
Texaco                                          80,500          7,406
                                                               37,832
PAPER & PAPER PRODUCTS--1.2%
James River                                    232,900          6,434

PHOTOGRAPHIC EQUIPMENT & SUPPLIES--2.3%
Eastman Kodak                                  153,700         12,065

PRINTING & PUBLISHING--2.5%
Knight-Ridder                                  343,400         12,706

RAILROADS--4.4%
Burlington Northern Santa Fe                    87,700          7,400
Canadian Pacific                               356,300          8,239
Consolidated Rail                               99,100          7,172
                                                               22,811
REAL ESTATE INVESTMENT TRUSTS--4.0%
Duke Realty Investments                        128,400          4,189
Equity Residential Properties Trust            192,200          6,871
Simon Debartolo Group                          379,724          9,730
                                                               20,790
RETAIL--1.4%
Sears Roebuck                                  161,900          7,245

RUBBER & PLASTIC--2.2%
Tupperware                                     234,500         11,490

SEMI-CONDUCTORS/INSTRUMENTS--3.7%
SGS-Thomson Microelectronics*                  215,400         10,205
Texas Instruments                              158,100          8,715
                                                               18,920
SPECIALTY CONSTRUCTION--1.2%
Masco                                          211,400          6,342

TELEPHONES & TELECOMMUNICATION--1.1%
Century Telephone Enterprises                  170,200          5,851

WHOLESALE--1.6%
W.W. Grainger                                  115,800          8,135

TOTAL COMMON STOCKS
(Cost $366,128)                                               465,697

RELATED PARTY MONEY MARKET FUNDS--9.4%
First American Government
Obligations Fund (A)                        24,109,427         24,110
First American Prime
Obligations Fund (A)                        24,579,175         24,579
TOTAL RELATED PARTY MONEY MARKET FUNDS
(Cost $48,689)                                                 48,689

REPURCHASE AGREEMENT--1.9%
Merrill Lynch 5.627%, dated 09/30/96,
matures 10/01/96, repurchase price
$9,929,476 (collateralized by various
U.S. Treasury STRIPS, total par value
$46,864,000, 02/15/18-05/15/18: total
 market value $11,127,269)                     $ 9,928         9,928

TOTAL REPURCHASE AGREEMENT
(Cost $9,928)                                                  9,928

TOTAL INVESTMENTS--101.3%
(Cost $424,745)                                              524,314

OTHER ASSETS AND LIABILITIES, NET--(1.3%)                     (6,827)

NET ASSETS:
Portfolio shares--Institutional Class ($.0001
par value--2 billion authorized) based on
20,852,024 outstanding shares                               $348,596

Portfolio shares--Retail Class A ($.0001
par value--2 billion authorized) based on
1,016,687 outstanding shares                                  17,618

Portfolio shares--Retail Class B ($.0001
par value--2 billion authorized) based on
1,036,466 outstanding shares                                  20,342

Undistributed net investment income                            1,113

Accumulated net realized gain on investments                  30,249

Net unrealized appreciation of investments                    99,569

TOTAL NET ASSETS--100.0%                                    $517,487

NET ASSET VALUE, OFFERING PRICE, AND
REDEMPTION PRICE PER SHARE--INSTITUTIONAL CLASS             $  22.60

NET ASSET VALUE AND REDEMPTION PRICE PER
SHARE--RETAIL CLASS A                                       $  22.59

Maximum sales charge of 4.50% (1)                               1.06

OFFERING PRICE PER SHARE--RETAIL CLASS A                    $  23.65

NET ASSET VALUE AND OFFERING PRICE
PER SHARE--RETAIL CLASS B (2)                               $  22.50


*      Non-income producing security
(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%
(2) Retail Class B has a contingent deferred sales charge. For a description of possible redemption charge, see the notes to the financial statements.
(A) This money market fund is advised by First Bank National Association who also serve as Adviser for this Fund. See also the Notes to the Financial Statements.
       ADR--American Depository Receipt
       AMBAC--American Municipal Bond Assurance Company
       Cl--Class
       STRIPS--Separately Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.


DIVERSIFIED GROWTH FUND

Description                                     Shares     Value (000)

COMMON STOCKS--93.8%
AUTOMOTIVE--2.0%
Ford Motor                                     149,000        $ 4,656

BANKS--6.0%
Bank of New York                                42,000          1,234
BankAmerica                                     25,000          2,053
Citicorp                                        52,000          4,713
Signet Banking                                 121,000          3,237
Washington Mutual                               81,200          3,025
                                                               14,262
BROADCASTING, NEWSPAPERS &
ADVERTISING--2.7%
Cox Communications*                            112,000          2,058
Tele-Communications, Cl A*                     292,000          4,362
                                                                6,420
CHEMICALS--2.2%
E.I. du Pont de Nemours                         58,000          5,119

COMMUNICATIONS EQUIPMENT--2.6%
General Instrument*                             41,578          1,029
Nokia, ADR                                     114,000          5,045
                                                                6,074
COMPUTERS & SERVICES--5.8%
Cisco Systems*                                 182,000         11,295
Seagate Technology*                             42,000          2,347
                                                               13,642
DRUGS--7.2%
Abbott Laboratories                            113,000          5,565
Johnson & Johnson                              121,000          6,201
Pfizer                                          68,000          5,381
                                                               17,147
ELECTRICAL SERVICES--1.7%
Texas Utilities                                104,000          4,121

ENERGY & POWER--1.4%
Thermo Electron*                                81,000          3,281

FINANCIAL SERVICES--4.3%
American Express                                75,000          3,469
FNMA                                           195,000          6,801
                                                               10,270
FOOD, BEVERAGE & TOBACCO--4.1%
PepsiCo                                        110,000          3,108
Philip Morris                                   40,500          3,635
Sara Lee                                        80,000          2,860
                                                                9,603

GAS/NATURAL GAS--0.8%
Enron                                           48,000          1,956

GLASS PRODUCTS--1.8%
Corning                                        108,000          4,212

HOUSEHOLD PRODUCTS--1.0%
Newell                                          80,000          2,400

INSURANCE -- 1.0%
United Healthcare                               58,000          2,414

MACHINERY--6.3%
Case Equipment                                  41,000          1,999
General Electric                               100,000          9,100
Tenneco                                         76,000          3,809
                                                               14,908
MEASURING DEVICES--0.6%
MTS Systems                                     71,000          1,402

MEDICAL PRODUCTS & SERVICES--4.5%
Columbia/HCA Healthcare                         94,000          5,346
Medtronic                                       83,000          5,322
                                                               10,668
MISCELLANEOUS BUSINESS SERVICES--8.9%
Electronic Data Systems                         39,000          2,394
First Data                                      30,000          2,449
Informix*                                       76,000          2,118
Microsoft*                                      38,000          5,011
Oracle*                                        193,500          8,236
Synopsys*                                       23,000          1,061
                                                               21,269
OIL--INTERNATIONAL--6.2%
Amoco                                           57,000          4,018
Exxon                                           45,000          3,746
Mobil                                           51,000          5,903
Union Texas Petroleum                           53,000          1,146
                                                               14,813
PAPER & PAPER PRODUCTS--1.2%
Weyerhaeuser                                    63,000          2,906

PRINTING & PUBLISHING--1.7%
News, ADR                                      191,000          3,987

RAILROADS--1.4%
Union Pacific                                   44,762          3,279

REAL ESTATE INVESTMENT TRUSTS--3.1%
National Golf Properties                        72,000          2,007
Simon Debartolo Group                          204,960          5,252
                                                                7,259
RETAIL--6.9%
Autozone*                                      125,000          3,625
Intimate Brands                                217,000          3,960
McDonald's                                     137,000          6,490
Saks Holdings*                                  63,000          2,205
                                                               16,280
SEMI-CONDUCTORS/INSTRUMENTS--1.9%
Intel                                           48,000          4,581

SERVICES-PREPACKAGED SOFTWARE--0.5%
Peoplesoft*                                     14,000          1,165

SPECIALTY MACHINERY--2.1%
York International                             104,000          5,031

TELEPHONES & TELECOMMUNICATION--3.4%
Airtouch Communications*                        61,000          1,685
L.M. Ericsson Telephone, ADR                   101,000          2,563
Vodafone, ADR                                  111,000          3,788
                                                                8,036
TRUCKING--0.5%
Fritz*                                          82,000          1,189

TOTAL COMMON STOCKS
(Cost $176,559)                                               222,350

CONVERTIBLE BOND--0.4%
General Instrument, 42.1052 shares
5.000%, 06/15/00                                   950          1,066

TOTAL CONVERTIBLE BOND
(Cost $1,175)                                                   1,066

RELATED PARTY MONEY MARKET FUNDS--5.3%
First American Government
Obligations Fund (A)                         1,792,939          1,793
First American Prime
Obligations Fund (A)                        10,662,812         10,663

TOTAL RELATED PARTY MONEY MARKET FUNDS
(Cost $12,456)                                                 12,456

TOTAL INVESTMENTS--99.5%
(Cost $190,190)                                               235,872

OTHER ASSETS AND LIABILITIES, NET--0.5%                         1,121

NET ASSETS:
Portfolio shares--Institutional Class ($.0001
par value--2 billion authorized) based on
16,533,178 outstanding shares                                 178,747

Portfolio shares--Retail Class A ($.0001
par value--2 billion authorized) based on 390,121
outstanding shares                                              4,442

Portfolio shares--Retail Class B ($.0001
par value--2 billion authorized) based on 425,494
outstanding shares                                              5,164

Undistributed net investment income                               187

Accumulated net realized gain on investments                    2,771

Net unrealized appreciation of investments                     45,682

TOTAL NET ASSETS--100.0%                                     $236,993

NET ASSET VALUE, OFFERING PRICE, AND
REDEMPTION PRICE PER SHARE--INSTITUTIONAL CLASS              $  13.66

NET ASSET VALUE AND REDEMPTION
PRICE PER SHARE--RETAIL CLASS A                              $  13.63

Maximum sales charge of 4.50% (1)                                0.64

OFFERING PRICE PER SHARE--RETAIL CLASS A                     $  14.27

NET ASSET VALUE AND OFFERING PRICE
PER SHARE--RETAIL CLASS B (2)                                $  13.57


*      Non-income producing security
(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%
(2) Retail Class B has a contingent deferred sales charge. For a description of possible redemption charge, see the notes to the financial statements.
(A) These money market funds are advised by First Bank National Association who also serve as Adviser for this Fund. See also the Notes to the Financial Statements.
       ADR--American Depository Receipt
       Cl--Class
       FNMA--Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.


SPECIAL EQUITY FUND


Description                                    Shares      Value (000)

COMMON STOCKS--91.5%
BANKS--6.2%
First Chicago                                  214,900        $ 9,724
Great Western Financial                        282,100          7,476
                                                               17,200
CHEMICALS--6.2%
Borden                                         454,400          4,090
H.B. Fuller                                    158,100          6,067
W.R.Grace*                                     134,900          7,015
                                                               17,172
COMMUNICATIONS EQUIPMENT--6.2%
General Instrument*                            267,400          6,618
Nokia, ADR                                     239,200         10,585
                                                               17,203
COMPUTERS & SERVICES--4.0%
Read-Rite*                                     424,400          6,684
Western Digital*                               115,500          4,634
                                                               11,318
ENTERTAINMENT--1.5%
Grand Casinos*                                 288,600          4,257

ENVIRONMENTAL SERVICES--2.2%
Browning Ferris Industries                     242,900          6,073

FINANCIAL SERVICES--1.6%
RAC Financial Group*                           100,300          4,576

FOOD, BEVERAGE & TOBACCO--12.6%
Canandaigua Wine, Cl A*                        281,300          5,837
Dean Foods                                     148,100          4,184
Dole Food                                      119,900          5,036
International Multifoods                       314,300          5,107
Ralcorp Holdings*                              283,800          5,889
Sara Lee                                       257,200          9,195
                                                               35,248
INSURANCE--6.1%
Aetna                                           93,400          6,573
IPC Holdings                                   210,400          4,155
Value Health*                                  329,300          6,174
                                                               16,902
MACHINERY--0.7%
Kulicke & Soffa Industries*                    163,800          1,863

MARINE TRANSPORTATION--1.0%
Stolt-Nielsen                                  169,800          2,653

MEDICAL PRODUCTS & SERVICES--3.1%
Fresenius Medical Care, ADR*                   141,522          3,290
Integrated Health Services                     210,600          5,318
                                                                8,608
METALS & MINING--1.4%
Potash of Saskatchewan                          53,600          3,920

OIL--DOMESTIC--2.7%
USX-Marathon Group                             205,800          4,450
Valero Energy                                  135,000          2,953
                                                                7,403
OIL--SERVICES--1.6%
Horsham                                        277,500          4,509

PAPER & PAPER PRODUCTS--2.6%
Fort Howard*                                   292,000          7,118

PRINTING & PUBLISHING--2.3%
American Greetings, Cl A                       224,400          6,423

REAL ESTATE INVESTMENT TRUSTS--3.8%
Glimcher Realty Trust                          222,100          4,359
Simon DeBartolo Group                          247,600          6,345
                                                               10,704
RETAIL--13.0%
Best Buy*                                      287,900          6,550
Brinker International*                         184,900          3,143
Darden Restaurants                             613,000          5,287
Department 56*                                 347,500          8,644
Micro Warehouse*                               210,600          5,423
Price/Costco*                                  212,100          4,348
Sunglass Hut International*                    184,900          2,947
                                                               36,342
RUBBER & PLASTIC--1.7%
Premark International                          247,500          4,672

SEMI-CONDUCTORS/INSTRUMENTS--7.1%
KLA Instruments*                               251,700          5,663
LSI Logic*                                     278,100          6,466
Novellus Systems*                              182,800          7,792
                                                               19,921
SPECIALTY MACHINERY--2.4%
American Standard*                             192,400          6,590

STEEL & STEEL WORKS--1.2%
Century Aluminum                               234,800          3,463

TRUCKING--0.3%
Caliber System                                  50,000            806

TOTAL COMMON STOCKS
(Cost $233,908)                                               254,944

RELATED PARTY MONEY MARKET FUNDS--5.2%
First American Government
Obligations Fund (A)                         1,924,629          1,925
First American Prime
Obligations Fund (A)                        12,686,906         12,687

TOTAL RELATED PARTY MONEY MARKET FUNDS
(Cost $14,612)                                                 14,612

TOTAL INVESTMENTS--96.7%
(Cost $248,520)                                               269,556

OTHER ASSETS AND LIABILITIES, NET--3.3%                         9,106

NET ASSETS:
Portfolio shares--Institutional Class ($.0001
par value--2 billion authorized) based on
12,132,670 outstanding shares                                 190,314

Portfolio shares--Retail Class A ($.0001
par value--2 billion authorized) based on 881,099
outstanding shares                                             14,351

Portfolio shares--Retail Class B ($.0001 par
value--2 billion authorized) based on
632,703 outstanding shares                                     11,118

Undistributed net investment income                               148

Accumulated net realized gain on investments                   41,695

Net unrealized appreciation of investments                     21,036

TOTAL NET ASSETS--100.0%                                     $278,662

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION
PRICE PER SHARE--INSTITUTIONAL CLASS                         $  20.43

NET ASSET VALUE AND REDEMPTION
PRICE PER SHARE--RETAIL CLASS A                              $  20.41

Maximum sales charge of 4.50% (1)                                0.96

OFFERING PRICE PER SHARE--RETAIL CLASS A                     $  21.37

NET ASSET VALUE AND OFFERING PRICE
PER SHARE--RETAIL CLASS B (2)                                $  20.31


*      Non-income producing security
(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50
(2) Retail Class B has a contingent deferred sales charge. For a description of possible redemption charge, see the notes to the financial statements.
(A) These money market funds are advised by First Bank National Association who also serve as Adviser for this Fund. See also the Notes to the Financial Statements.
       ADR--American Depository Receipt
       Cl--Class


The accompanying notes are an integral part of the financial statements.



REGIONAL EQUITY FUND

Description                                     Shares    Value (000)

INVESTMENTS IN SECURITIES OF
 NAFFILIATED ISSUERS--76.1%

COMMON STOCKS--72.8%
AUTOMOTIVE--5.0%
Deflecta-shield*                               212,300        $ 1,592
Dura Automotive Systems*                       130,100          2,423
Tower Automotive*                              458,500         11,749
                                                               15,764
BANKS--5.6%
Community First Bankshares                     333,600          7,840
TCF Financial                                  252,100          9,485
                                                               17,325
BATTERIES & BATTERY SYSTEMS--0.7%
Bolder Technologies*                           144,600          2,079

BROADCASTING, NEWSPAPERS & ADVERTISING--1.0%
Lodgenet Entertainment*                        254,700          3,120

CHEMICALS--2.3%
Petrolite                                      109,100          3,655
W.H. Brady                                     135,200          3,397
                                                                7,052
COMMUNICATIONS EQUIPMENT--5.5%
Ascend Communications*                          54,116          3,578
Communications Systems                         450,000          5,850
Digital Systems*                               424,500          7,588
                                                               17,016
COMPUTERS & SERVICES--7.4%
Control Data Systems*                          471,200         10,897
Digi International*                            318,300          4,536
Premis*                                        107,800            593
Valmont Industries                             202,800          6,921
                                                               22,947
DRUGS--2.9%
Lifecore Biomedical*                           469,100          9,089

FOOD, BEVERAGE & TOBACCO--2.1%
International Multifoods                       212,300          3,450
Michael Foods                                  309,000          3,206
                                                                6,656
INSURANCE--2.2%
Amerin*                                        178,000          4,005
MMI                                             98,000          2,952
                                                                6,957
MACHINERY--12.5%
Alliant Techsystems*                            57,700          2,993
Applied Power                                  163,200          5,202
BMC Industries                                 155,500          4,451
Check Technology*                              150,600          1,487
Donaldson                                      246,200          6,801
Idex                                           141,600          4,708
Pentair                                        219,100          5,806
SPX                                            255,000          7,618
                                                               39,066
MEDICAL PRODUCTS & SERVICES--4.0%
Angeion*                                       466,100          2,971
ATS Medical*                                   158,300          1,167
Dynamic Healthcare Techologies*                297,200          1,746
Empi*                                          251,900          3,527
Orphan Medical*                                247,100          2,718
Urologix*                                       21,100            324
                                                               12,453
METALS & MINING--1.0%
Varlen                                         144,240          3,218

MISCELLANEOUS BUSINESS SERVICES--3.9%
National Computer Systems                      462,500          9,481
Summit Medical Systems*                        201,900          2,827
                                                               12,308
MISCELLANEOUS CONSUMER SERVICES--3.4%
Regis                                          402,700         10,470

MULTI-INDUSTRY--1.4%
U.S. Industries*                               171,000          4,489

PRINTING & PUBLISHING--1.7%
IPI*                                           174,700            699
Merrill                                        216,500          4,655
                                                                5,354
RETAIL--7.5%
Buffets*                                       450,000          4,725
Department 56*                                 322,700          8,027
Fingerhut                                      523,600          6,938
Vicorp Restaurants*                            254,700          3,693
                                                               23,383
WHOLESALE--2.7%
A.M. Castle                                    159,450          3,209
Ballantyne of Omaha*                           225,000          3,094
Hawkins Chemical                               294,200          2,280
                                                                8,583
TOTAL COMMON STOCKS
(Cost $181,415)                                               227,329

WARRANT--0.0%
ATS Medical*                                   158,300             79

TOTAL WARRANT
(Cost $59)                                                         79

REPURCHASE AGREEMENT--2.8%
Merrill Lynch 5.627%, dated 09/30/96,
matures 10/01/96, repurchase price
$8,603,664 (collateralized by U.S.
Treasury STRIPS, total par value $40,520,000,
02/15/18: total market value $8,775,011)         $8,602         8,602

TOTAL REPURCHASE AGREEMENT
(Cost $8,602)                                                   8,602

CONVERTIBLE BOND--0.5%
Hector Communications
8.500%, 02/15/02                                 1,384          1,439

TOTAL CONVERTIBLE BOND
(Cost $1,384)                                    1,439

TOTAL INVESTMENTS IN SECURITIES OF
UNAFFILIATED ISSUERS
(Cost $187,535)                               $237,499

RELATED PARTY MONEY MARKET FUNDS--9.1%
First American Government
Obligations Fund (B)                        14,336,578         14,337
First American Prime
Obligations Fund (B)                        14,093,318         14,093

TOTAL RELATED PARTY
MONEY MARKET FUNDS
(Cost $28,430)                                                 28,430

INVESTMENTS IN COMMON STOCK OF AFFILIATES--11.1%
Aequitron Medical* (A)                         453,900          4,199
Aetrium* (A)                                   700,400          7,354
Alternate Postal Delivery* (A)                 241,500            845
Appliance Recycling Centers
of America* (A)                                265,400            597
Audio King* (A)                                280,200            490
Marketlink* (A)                                411,800            721
Norstan* (A)                                   547,600          9,446
Rehabilicare* (A)                              424,500          1,274
Sport-Haley* (A)                               278,700          3,484
TSI (A)                                        730,200          6,207
TOTAL INVESTMENTS IN COMMON
STOCK OF AFFILIATES
(Cost $27,421)                                               $ 34,617

TOTAL INVESTMENTS--96.3%
(Cost $247,252)                                               300,496

OTHER ASSETS AND LIABILITIES, NET--3.7%                        11,638

NET ASSETS:
Portfolio shares--Institutional Class ($.0001
par value--2 billion authorized) based on
14,596,599 outstanding shares                                $203,094

Portfolio shares--Retail Class A ($.0001
par value--2 billion authorized) based on
1,429,605 outstanding shares                                   19,649

Portfolio shares--Retail Class B ($.0001
par value--2 billion authorized) based on
1,583,535 outstanding shares                                   26,024

Undistributed net investment income                             1,177

Accumulated net realized gain on investments                    8,946

Net unrealized appreciation of investments                     53,244

TOTAL NET ASSETS--100.0%                                     $312,134

NET ASSET VALUE, OFFERING PRICE, AND
REDEMPTION PRICE PER SHARE--INSTITUTIONAL CLASS              $  17.75

NET ASSET VALUE AND REDEMPTION PRICE PER
SHARE--RETAIL CLASS A                                        $  17.71

Maximum sales charge of 4.50% (1)                                0.83

OFFERING PRICE PER SHARE--RETAIL CLASS A                     $  18.54

NET ASSET VALUE AND REDEMPTION
PRICE PER SHARE--RETAIL CLASS B (2)                          $  17.47


*      Non-income producing security
(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%
(2) Retail Class B has a contingent deferred sales charge. For a description of possible redemption charge, see the notes to the financial statements.
(A) Investments are representing five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940 at or during the annual period ended September 30, 1996. The activity for these securities is listed below.

                      SHARES         SHARES                                     REALIZED
DESCRIPTION         AT 9/30/95      AT 9/30/96    DIFFERENCE  DIVIDENDS      GAINS (LOSSES)
Aequitron
 Medical              360,000        453,900         93,900     $     --       $  362,369
Aetrium               680,000        700,400         20,400           --          587,088
Alternate
Postal
 Delivery             241,900        241,500           (400)          --          (75,250)
Appliance
 Recycling
 Centers               34,300        265,400        231,100           --         (205,759)
Audio King            265,000        280,200         15,200           --          (49,800)
Ballantyne of
 Omaha                     --        225,000+       225,000           --           50,000
Canterbury Park
 Holdings             177,500             --       (177,500)          --         (355,000)
Communications
 Systems              440,000        450,000+        10,000      137,607          (52,775)
Deflecta-Shield       250,000        212,300+       (37,700)          --         (314,501)
Digital Systems            --        424,500+       424,500           --          399,812
Dynamic
 Healthcare
 Technologies         350,000        297,200+       (52,800)          --          211,200
Lifecore
 Biomedical           350,000        469,100+       119,100           --        1,038,400
Marketlink            485,000        411,800        (73,200)          --         (118,950)
Navarre               260,000             --       (260,000)          --          137,869
Norstan               240,000        547,600        307,600           --          864,425
Orphan Medical        275,000        247,100+       (27,900)          --          257,913
Rehabilicare          471,000        424,500        (46,900)          --           64,638
Rimage                235,000             --       (235,000)          --         (558,567)
Sport Haley                --        278,700        278,700           --          121,588
TSI                   430,000        730,200        300,200       64,500          778,800
                    5,545,100      6,659,400      1,114,400      201,567        3,143,500

+ At September 30, 1996 these securities were not considered common stock of affiliates
(B) These money market funds are advised by First Bank National Association who also serve as Adviser for the Fund. See also the Notes to the Financial Statements.

       STRIPS--Separately Trading of Registered Interest and Principal of Securities.


The accompanying notes are an integral part of the financial statements.



EMERGING GROWTH FUND


Description                                     Shares    Value (000)

COMMON STOCKS--90.5%
AEROSPACE & DEFENSE--2.1%
Remec*                                          30,000         $  424
Tracor*                                         57,000          1,176
                                                                1,600
AUTOMOTIVE--2.3%
Deflecta-Shield*                                73,000            548
Tower Automotive*                               48,000          1,230
                                                                1,778
BANKS--0.1%
Bank United, Cl A*                               1,800             45

BATTERIES & BATTERY SYSTEMS--1.0%
Bolder Technologies*                            54,000            776

BICYCLES & BICYCLE PARTS--1.2%
Cannondale*                                     38,000            884

ROADCASTING, NEWSPAPERS & ADVERTISING--3.1%
Bell Cablemedia, ADR*                           28,000            469
Getty Communications, ADR*                      63,000            914
National Wireless Holdings*                     30,000            480
Pricellular, Cl A*                              36,250            521
                                                                2,384
CHEMICALS--1.9%
Applied Extrusion Technologies*                 39,000            356
Cambrex                                         33,000          1,118
                                                                1,474
COMMUNICATIONS EQUIPMENT--7.4%
Affinity Technology*                             8,500            101
Ascend Communications*                          16,991          1,124
Checkpoint Systems*                             54,000          1,431
Communications Systems                          53,000            689
CTC Communications*                             60,000            675
Harmonic Lite*                                  38,000            746
PictureTel*                                     24,000            846
                                                                5,612
COMPUTERS & SERVICES--3.6%
HMT Technology*                                 57,000          1,240
Imnet Systems*                                  32,000            624
Mackie Designs*                                 39,000            317
Mylex*                                          36,000            567
                                                                2,748
DRUGS--2.7%
Idexx Laboratories*                             45,000          2,036

ENERGY & POWER--1.5%
Calenergy*                                      36,000          1,148

FINANCIAL SERVICES--7.1%
Advanta, Cl A                                   12,000            552
Advanta, Cl B                                   19,000            812
BISYS Group*                                    27,000          1,107
First USA                                       16,500            914
Fiserv*                                         28,000          1,071
Investors Financial Services                     2,500             64
National Processing*                            23,000            449
SPS Transaction Services*                       26,000            413
                                                                5,382
FOOD, BEVERAGE & TOBACCO%--0.1%
Pyramid Breweries*                              15,200            101

HOME APPLIANCES--1.1%
Molten Metal Technology*                        25,000            800

HOUSEHOLD PRODUCTS--0.8%
Coleman*                                        42,000            619

INSURANCE--4.2%
Amerin*                                         27,000            607
Meadowbrook Insurance Group                      9,000            252

United Payors & United Providers*               62,000            775
Vesta Insurance Group                           40,500          1,554
                                                                3,188
MACHINERY--3.3%
Electric Fuel*                                  98,000            576
Shaw Group*                                     55,000          1,911
                                                                2,487
MEASURING DEVICES--1.0%
Quickturn Design Systems*                       42,000            572
Thermo Sentron*                                 13,100            151
                                                                  723
MEDICAL PRODUCTS & SERVICES--10.6%
American Medical Response*                      15,000            540
ATS Medical*                                    82,000            605
Conceptus*                                      36,200            498
Healthsource*                                   40,500            597
Qiagen*                                         56,000          1,652
Quorum Health Group*                            45,000          1,114
Spine-Tech*                                     33,000            924
Target Therapeutics*                            22,000            940
Vencor*                                         36,000          1,161
                                                                8,031
METALS & MINING--0.3%
Republic Engineered Steels*                     46,000            207

METALWORKING, MACHINERY, & EQUIPMENT--2.2%
Greenfield Industries                           42,000         $1,008
Wolverine Tube*                                 15,000            645
                                                                1,653
MISCELLANEOUS BUSINESS SERVICES--4.6%
Affymetrix*                                      2,200             38
Arbor Software*                                  8,000            342
CCC Information Services Group*                 14,000            294
Dynamic Healthcare Techologies*                 91,000            535
Harbinger*                                      12,000            300
Keane*                                          25,000          1,200
Planning Sciences International,
ADR*                                            29,100            429
Staffmark*                                      24,000            336
                                                                3,474
MISCELLANEOUS CONSUMER SERVICES--1.5%
Career Horizons*                                29,000          1,127

OIL-DOMESTIC--3.8%
Belden & Blake*                                 39,000            907
Cairn Energy USA*                              105,000          1,037
Petroleum Geo Services, ADR*                    33,000            899
                                                                2,843
RETAIL--4.3%
BAB Holdings*                                  121,350            849
Buffets*                                        86,580            909
Cooker Restaurant                               41,000            487
Eagle Hardware & Garden*                        30,000            810
New York Bagel*                                 24,000            216
                                                                3,271
SEMI-CONDUCTORS/INSTRUMENTS--2.9%
Advanced Energy Industries*                     83,000            446
Aetrium*                                        35,500            373
Etec Systems*                                   30,800          1,047
Fusion Systems*                                 18,000            324
                                                                2,190
SERVICES-PREPACKAGED SOFTWARE--7.6%
BTG*                                           111,000          1,609
Geoworks*                                       32,500            845
Hyperion Software*                              30,000            461
National Instruments*                           27,000            715
Onewave*                                        30,500            461
Platinum Technology*                            31,000            391
Siebel Systems*                                 30,000          1,249
                                                                5,731
SERVICES-SECURITY--1.3%
ITI Technologies*                               27,000            952

TELEPHONES & TELECOMMUNICATION--3.7%
A+ Network*                                     18,969            145
American Paging*                                32,000            184
Broadband Technologies*                         27,000            553
Brooks Fiber Properties*                        18,800            540
International Cabletel*                         42,000          1,076
Lightbridge*                                     9,700            113
Metro One Telecommunications*                   12,000            162
                                                                2,773
TRUCKING--2.1%
Fritz*                                          32,000            464
Landstar System*                                43,000          1,150
                                                                1,614
WHOLESALE--1.1%
Neuromedical Systems*                           36,000            670
Telcom Semiconductor*                           36,000            171
                                                                  841
TOTAL COMMON STOCKS
(Cost $57,742)                                                 68,492

PREFERRED CONVERTIBLE STOCK--0.3%

MISCELLANEOUS BUSINESS SERVICES--0.3%
Network Imaging                                 14,000            203

TOTAL PREFERRED CONVERTIBLE STOCK
(Cost $227)                                                       203

WARRANT--0.0%
ATS Medical*                                    43,000             21

TOTAL WARRANT
(Cost $12)                                                         21

RELATED PARTY MONEY MARKET FUNDS--9.4%
First American Government
Obligations Fund (A)                         3,490,520          3,491

First American Prime
Obligations Fund (A)                          3,610,70          3,611

TOTAL RELATED PARTY MONEY MARKET FUNDS
(Cost $7,102)                                                   7,102

REPURCHASE AGREEMENT--0.9%
Merrill Lynch 5.627%, dated 09/30/96, matures
10/01/96, repurchase price $669,697
(collateralized by U.S. Treasury STRIPS,
total par value $3,040,000, 08/15/17: total
 market value $683,058)                            670            670

TOTAL REPURCHASE AGREEMENT
(Cost $670)                                                       670

TOTAL INVESTMENTS--101.1%
(Cost $65,753)                                                 76,488

OTHER ASSETS AND LIABILITIES, NET--(1.1%)                     $  (797)

NET ASSETS:
Portfolio shares--Institutional Class
($.0001 par value--2 billion authorized)
based on 4,937,888 outstanding shares                         $59,732

Portfolio shares--Retail Class A
($.0001 par value--2 billion authorized)
based on 126,417 outstanding shares                             1,563

Portfolio shares--Retail Class B ($.0001
par value--2 billion authorized) based on
55,002 outstanding shares                                         721

Accumulated net investment loss                                    (3)

Accumulated net realized gain on investments                    2,943

Net unrealized appreciation of investments                     10,735

TOTAL NET ASSETS--100.0%                                      $75,691

NET ASSET VALUE, OFFERING PRICE, AND
REDEMPTION PRICE PER SHARE--INSTITUTIONAL
CLASS                                                         $ 14.79

NET ASSET VALUE AND REDEMPTION PRICE PER
SHARE--RETAIL CLASS A                                         $ 14.77

Maximum sales charge of 4.50% (1)                                0.70

OFFERING PRICE PER SHARE--RETAIL CLASS A                      $ 15.47

NET ASSET VALUE AND OFFERING PRICE PER
SHARE--RETAIL CLASS B (2)                                     $ 14.53


*      Non-income producing security
(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%
(2) Retail Class B has a contingent deferred sales charge. For a description of possible redemption charge, see the notes to the financial statements.
(A) These money market funds are advised by First Bank National Association who also serve as Adviser for this Fund. See also the Notes to the Financial Statements.
       ADR--American Depository Receipt
       Cl--Class
       STRIPS--Separately Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.


INTERNATIONAL FUND

Description                                     Shares     Value (000)

FOREIGN COMMON STOCKS--91.4%
ARGENTINA--0.2%
Commercial del Plata*                           57,000         $  138
Dycasa Dragados,Cl B                            60,000            203
                                                                  341
BRAZIL--0.9%
Cia Vale Rio Doce, ADR (A)                      20,900            410
Telecom Brasileiras, ADR                        10,100            793
                                                                1,203
CANADA--1.5%
Canadian Natural Resource*                      14,300            321
Northern Telecom                                 7,400            427
Potash of Saskatchewan                           4,600            336
Renaissance*                                    21,700            637
Toronto Dominion Bank                           17,500            355
                                                                2,076
CHILE--1.3%
Compania de Telefonos Chile, ADR                 8,500            821
Enersis, ADR                                    14,700            474
Quimica y Minera Chile, ADR                      8,700            486
                                                                1,781
FINLAND--0.2%
AMER Group, Cl A                                13,600            307

FRANCE--4.6%
Canal Plus                                       7,200          1,771
Carrefour Supermarkets                             600            337
Castorama Dubois Investisements                  3,350            607
L'Oreal                                          4,920          1,668
Schneider                                       19,800            932
Total Compaigne, Cl B                           14,100          1,110
                                                                6,425
GERMANY--5.6%
Adidas                                          13,200          1,202
Bayer                                           26,600            971
Bayerisch Moteren Werke                          1,600            916
Bayerische Hypotheken                           10,800            308
Bayerische Vereinsbank                          18,200            631
Deutsche Bank                                   12,400            583
Hoechst                                         48,200          1,756
Munchener Ruckversiche                             140            317
SGL Carbon                                       3,700            431
Veba                                            12,800            670
                                                                7,785
HONG KONG--5.3%
Cheung Kong Holdings                           183,000         $1,408
Citic Pacific                                  464,700          2,103
First Pacific                                1,041,000          1,575
HSBC Holdings                                   20,000            371
Sun Hung Kai Properties                        146,000          1,553
VTech Holdings                                 175,200            322
                                                                7,332
INDIA--0.8%
East India Hotels, GDR (A)                      20,000            393
Larsen & Toubro, New (A)                        16,800            245
Ranbaxy Laboratories, GDR (A)                   12,000            219
Tata Engineering (A)                            16,100            209
                                                                1,066
IRELAND--1.1%
Elan, ADR*                                      52,800          1,577

ISRAEL--0.3%
ECI Telecommunications                          21,000            441

ITALY--2.1%
Gucci Group, ADR                                22,200          1,610
STET                                           116,000            314
Telecom Italia Mobile                          442,000            982
                                                                2,906
JAPAN--30.3%
Advantest                                          800             33
Alpine Electronics                              40,000            699
Bridgestone                                     89,000          1,603
Daifuku                                         17,000            233
Daiichi                                         22,000            572
Daini Denden                                       114            920
Daiwa Securities                                77,000            883
DDI                                                 79            638
Eisai                                           37,000            703
Honda Motor                                     40,000          1,004
Ito Yokado                                      32,000          1,815
Japan Airlines*                                130,000            908
Jusco                                           41,000          1,245
Kao                                             71,000            884
Keyence                                          4,100            507
Komatsu                                        123,000          1,065
Marui                                           42,000            809
Matsushita Communications                       27,000            731
Matsushita Electric                             87,000          1,458
Mitsubishi                                      53,000            674
Mitsubishi Electric                             70,000            477
Mitsubishi Estate                              123,000          1,686
Mitsubishi Heavy Industries                    217,000          1,764
Mitsui Fudosan                                  51,000            676
Mitsui Marine & Fire Insurance                 134,000            965
Nikko Securities                                64,000            683
Nippon Steel                                   101,000            313
Nissan Motors                                   86,000            693
Nomura Securities                               27,000            496
NTT Data Communications                             36          1,116
Obayashi                                        72,000            590
Okuma Machinery Works*                          55,000            557
Sankyo                                          22,000            562
Sanwa Bank                                      29,000            522
Showa Shell Sekiyo                              33,000            334
SMC                                              3,300            231
Sony                                            52,000          3,276
Sumitomo Bank                                   18,000            332
Sumitomo Electric                               92,000          1,261
Sumitomo Marine & Fire Insurance               131,000          1,031
Sumitomo Realty & Development                   88,000            677
Sumitomo Trust & Banking                        22,000            276
Suzuki Motor                                   102,000          1,243
Takeda Chemical                                 94,000          1,718
TDK                                             23,000          1,428
Toyota Motor                                    64,000          1,634
                                                               41,925
LUXEMBOURG--0.2%
Millicom International*                          5,600            226

MALAYSIA--1.7%
Arab-Malaysian Merchant Bank*                   98,000            712
Malayan Banking                                 34,000            338
New Straits Times Press                        189,000            996
Technology Resources*                          103,000            271
                                                                2,317
MEXICO--1.6%
Carso Global Telecom, ADR*                      25,000            131
Grupo Carso, ADS                                25,000            233
Grupo Elektra                                   33,000            219
Grupo Financiero Banamex, Cl B*                170,000            368
Grupo Financiero Inbursa, Cl B*                 96,000            374
Grupo Posadas, Cl A*                           825,000            382
Grupo Synkro, ADR*                             275,000             53
Invercorporacion, ADR                           25,000              7
Kimberly Clark, Cl A                            23,200            439
                                                                2,206
NETHERLANDS--5.7%%
AMEV                                            12,650            378
Elsevier                                        43,700            722
Getronics                                       26,700            677
Ing Groep                                       45,600          1,422
Nutricia Vernide Bedrijven                       3,400            449
Randstad Holdings                                6,900            544
Royal Dutch Petroleum                           15,600          2,437
Unilever                                         2,200            347
Wolters Kluwer, CI C                             7,200            905
                                                                7,881
NEW ZEALAND--0.2%
Lion Nathan                                    116,300            289

NORWAY--0.7%
Norsk Hydro                                     19,400            908

PERU--1.2%
Cementos Norte Pacasmayo, CI T                  68,486            109
Cia de Minas Buenaventura, Cl T                 36,864            334
Cia Peruana de Telefonos, Cl B                 331,559            747
Credicorp                                       23,519            447
                                                                1,637
PHILIPPINES--0.0%
San Miguel, Cl B                                18,100             59

PORTUGAL--0.5%
Portugal Telecom, ADR                           26,900            693

SINGAPORE--0.3%
City Developments                               46,600            397

SOUTH KOREA--0.2%
Korea Mobile Telecom ADR*                       20,800            315
Samsung Electric 1/2 Voting, GDR (A)               460             23
                                                                  338
SPAIN--1.2%
Telefonica de Espana                            89,700          1,666

SWEDEN--4.4%
Asea Brown Boveri Group                          6,750            713
Astra, Cl B                                     35,900          1,476
Atlas Copco, Cl B                               30,900            634
Autoliv                                         24,400          1,053
Ericsson Telephone, ADR                         73,800          1,873
Securitas, Cl B*                                12,300            297
                                                                6,046
SWITZERLAND--6.9%
Asea Brown Boveri Group                            695            850
Ciba Geigy, registered                           1,625          2,078
CS Holdings, registered                          6,000            593
Nestle, registered                               1,175          1,309
Roche Holdings                                     244          1,796
Sandoz Pharmaceutical, registered                2,490          2,989
                                                                9,615
THAILAND--0.4%
Total Access Communications, ADR                73,000            540

UNITED KINGDOM--12.0%
BPB Industries                                  63,000            369
British Petroleum                               33,200            345
British Sky Broadcasting, ADR                   27,100          1,491
Burmah Castrol                                  19,700            353
Enterprise Oil                                 129,000          1,100
General Electric                               170,000          1,053
Granada Group                                   29,300            393
International Cabletel*                         13,300            341
Land Securities                                 42,800            467
Logica                                          31,000            365
Marks & Spencer                                128,000            995
Next                                           122,400          1,086
Reuters Holdings                               253,100          2,926
Siebe                                           98,200          1,549
SmithKline Beecham                              70,300            859
Tele-Communications
International, Cl A*                            20,700            313
Zeneca Group                                   102,000          2,536
                                                               16,541
TOTAL FOREIGN COMMON STOCKS
(Cost $117,801)                                               126,524

FOREIGN PREFERRED STOCK--2.0%
GERMANY--2.0%
SAP                                             16,300          2,733

TOTAL FOREIGN PREFERRED STOCK
(Cost $2,534)                                                   2,733

REPURCHASE AGREEMENT-- 6.2%
Merrill Lynch 5.627%, dated 9/30/96,
matures 10/01/96, repurchase price
$8,521,372 (collateralized by various U.S.
Treasury STRIPS, total par value
$39,763,000, 08/15/17-02/15/18: total
 market value $8,691,892)                        8,521          8,521

TOTAL REPURCHASE AGREEMENT
(Cost $8,521)                                                   8,521

TOTAL INVESTMENTS--99.6%
(Cost $128,856)                                               137,778

OTHER ASSETS AND LIABILITIES, NET--0.4%                           599

NET ASSETS:
Portfolio shares--Institutional Class ($.0001 par
value--2 billion authorized) based on 13,122,945
outstanding shares                                           $129,793

Portfolio shares--Retail Class A ($.0001 par
value--2 billion authorized) based on
191,084 outstanding shares                                      1,892

Portfolio shares--Retail Class B ($.0001 par
value--2 billion authorized) based on
115,860 outstanding shares                                      1,144

Undistributed net investment income                               716

Accumulated net realized loss on
investments and foreign currency transactions                  (4,562)

Net unrealized appreciation of forward foreign
currency contracts, foreign currency and
                 translation of other assets and liabilities in
foreign currency                                                  472

Net unrealized appreciation of
investments                                                     8,922

TOTAL NET ASSETS--100.0%                                     $138,377

NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE--INSTITUTIONAL CLASS                         $  10.31

NET ASSET VALUE AND REDEMPTION PRICE
PER SHARE--RETAIL CLASS A                                    $  10.28

Maximum sales charge of 4.50% (1)                                0.48

OFFERING PRICE PER SHARE--RETAIL CLASS A                     $  10.76

NET ASSET VALUE AND OFFERING PRICE
PER SHARE--RETAIL CLASS B (2)                                $  10.14


*      Non-income producing security
(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%
(2) Retail Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.
(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". ADR--American Depository Receipt
       ADS--American Depository Shares
       Cl--Class
       GDR--Global Depository Receipt
       STRIPS--Separately Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.



HEALTH SCIENCES FUND

Description                                     Shares     Value (000)

COMMON STOCKS--93,7%
CHEMICALS--3.5%
Cambrex                                         13,800          $ 467

DRUGS--8.9%
Chirex                                           8,400            109
Galagen*                                        11,800             68
Genzyme-Tissue Repair*                           2,400             25
Immulogic Pharmaceutical*                        9,300             76
Liposome*                                        6,000            113
R.P. Scherer*                                    7,000            341
Schering Plough                                    500             31
Sepracor*                                        6,500             92
SmithKline Beecham, ADR                          5,500            335

                                                                1,190
INSURANCE--5.7%
Pacificare Health Systems, Cl B*                 3,200            277
United Healthcare                                6,500            271
Value Health*                                   11,400            214
                                                                  762
MACHINERY--2.6%
Pall                                            12,200            345

MEDICAL PRODUCTS & SERVICES--57.6%
Affymetrix*                                        400              7
Algos Pharmaceuticals*                           5,000             70
American Medical Response*                       7,900            284
American Oncology Resources*                     5,200             58
Arrow International                              6,000            207
ATS Medical*                                    22,400            165
Biochem Pharmaceuticals*                         5,800            233
Boston Scientific*                               6,700            385
Cambridge Heart*                                15,000            165
Columbia/HCA Healthcare                          4,200            239
Conceptus*                                       7,800            107
Elan, ADR*                                       7,400            221
Genesis Health Ventures*                         9,700            273
Health Management Associates, Cl A*             10,000            249
HealthSource*                                   11,200            165
Idexx Laboratories*                              8,200            371
Integrated Health Services                       8,100            204
Medtronic                                        7,100            455
Metra Biosystems*                                8,600             52
Neuromedical Systems*                            9,000            168
Nitinol Medical Technologies*                   11,000            124
Novoste*                                         3,300             44
Physio-Control International*                   16,300            412
Qiagen*                                         12,500            369
Quorum Health Group*                            16,300            403
Sano*                                            8,500            172
Spine-Tech*                                     12,200            342
Steris*                                          8,400            284
Stryker                                         12,400            373
Target Therapeutics*                             6,500            278
Tri-Point Medical*                              30,000            244
Urologix*                                          300              5
Vencor*                                         10,600            342
Ventana Medical Systems*                        13,400            248
                                                                7,718
MISCELLANEOUS BUSINESS SERVICES--1.0%
Quality Systems*                                 7,200             70
Transition Systems*                              3,300             69
                                                                  139
REAL ESTATE INVESTMENT TRUSTS--6.5%
Healthcare Realty Trust                         12,100            286
National Health Investors                        8,600            287
Nationwide Health Properties                    13,400            295
                                                                  868
SERVICES-PREPACKAGED SOFTWARE--3.0%
Enterprise Systems*                              2,800             72
Imnet Systems*                                  12,500            244
Summit Medical Systems*                          6,500             91
                                                                  407
TESTING LABORATORIES--1.1%
Clintrials Research*                             3,600            147

WHOLESALE--3.8%
Cardinal Health                                  3,000            248
Patterson Dental*                                9,700            259
                                                                  507
TOTAL COMMON STOCKS
(Cost $12,609)                                                 12,550

WARRANT--0.1%
ATS Medical*                                    16,300              8

TOTAL WARRANT
(Cost $23)                                                          8

RELATED PARTY MONEY MARKET FUND--4.2%
First American Prime
Obligations Fund (A)                           564,416            564

TOTAL RELATED PARTY MONEY MARKET FUND
(Cost $564)                                                       564

TOTAL INVESTMENTS--98.0%
(Cost $13,196)                                                 13,122

OTHER ASSETS AND LIABILITIES, NET--2.0%                           273

NET ASSETS:
Portfolio shares--Institutional Class ($.0001
par value--2 billion authorized) based on
1,264,562 outstanding shares                                  $12,443

Portfolio shares--Retail Class A ($.0001 par
value--2 billion authorized) based on 63,760
outstanding shares                                                614

Portfolio shares--Retail Class B ($.0001 par
value--2 billion authorized) based on 28,599
outstanding shares                                                273

Undistributed net investment income                                20

Accumulated net realized gain on investments                      119

Net unrealized depreciation of investments                        (74)

TOTAL NET ASSETS--100.0%                                      $13,395

NET ASSET VALUE, OFFERING PRICE, AND
REDEMPTION PRICE PER SHARE--INSTITUTIONAL
CLASS                                                         $  9.87

NET ASSET VALUE AND REDEMPTION PRICE PER
SHARE--RETAIL CLASS A                                         $  9.86

Maximum sales charge of 4.50% (1)                                0.46

OFFERING PRICE PER SHARE--RETAIL CLASS A                      $ 10.32
NET ASSET VALUE AND OFFERING PRICE PER
SHARE--RETAIL CLASS B (2)                                     $  9.81



*      Non-income producing security
(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%
(2) Retail Class B has a contingent deferred sales charge. For a description of possible redemption charge, see the notes to the financial statements.
(A) This money market fund is advised by First Bank National Association who also serve as Adviser for this Fund. See also the Notes to the Financial Statements.
       ADR--American Depository Receipt
       Cl--Class

The accompanying notes are an integral part of the financial statements.


TECHNOLOGY FUND


Description                                     Shares    Value (000)

COMMON STOCKS-99.3%
AEROSPACE & DEFENSE--0.5%
Remec*                                          28,700        $   405

BROADCASTING, NEWSPAPERS &
ADVERTISING--0.4%
CKS Group*                                      11,100            262

COMMUNICATIONS EQUIPMENT--15.0%
ADC Telecommunications*                         21,500          1,376
Ascend Communications*                          22,287          1,474
Broadband Technologies*                         33,600            689
Cascade Communications*                          5,700            464
Harman International                            11,500            561
L.M. Ericsson Telephone, ADR*                   16,500            419
Nokia, ADR                                      49,100          2,173
PictureTel*                                     21,500            758
Tellabs*                                        29,900          2,112
Westell Technologies*                           19,800            876
Xetel*                                          48,600            237
                                                               11,139
COMPUTERS & SERVICES--11.8%
Cisco Systems*                                  56,000          3,475
Farallon Communications*                        28,500            299
Gateway 2000*                                   22,300          1,068
HMT Technology*                                 36,800            800
Intelligroup*                                   10,500            142
Mackie Designs*                                 31,700            258
Mylex*                                          44,900            707
Seagate Technology*                             15,400            860
Western Digital*                                28,700          1,152
                                                                8,761
MEASURING DEVICES--2.0%
Fore Systems*                                   36,100          1,494

MISCELLANEOUS BUSINESS SERVICES--8.0%
Abacus Direct*                                   3,200             67
Across Data Systems*                            38,400            384
Business Objects, ADR*                          65,400          1,259
CCC Information Services Group*                 14,100            296
Claremont Technology Group*                     13,800            497
Dynamic Healthcare Techologies*                 79,000            464
Engineering Animation*                           2,400             58
Open Text*                                      17,000            102
Planning Sciences International Plc*            34,900            515
Prism Solutions*                                37,700            353
Versant Object Technology*                      43,900          1,043
Xylan*                                          16,500            895
                                                                5,933
RETAIL--1.4%
Multiple Zones*                                 41,900          1,037

SEMI-CONDUCTORS/INSTRUMENTS--12.2%
Adaptec*                                        20,300          1,218
Advanced Technology Materials*                  27,600            373
Aetrium*                                         9,700            102
ANADIGICS*                                       5,607            146
Cymer*                                          21,000            362
Etec Systems*                                   34,800          1,183
Intel                                           29,200          2,787
LSI Logic*                                      45,000          1,046
Quickturn Design Systems*                       63,700            868
SDL*                                             6,150            126
SGS-Thomson Microelectronics*                   17,600            834
                                                                9,045
SERVICES-PREPACKAGED SOFTWARE--45.9%
4front Software Intl*                           39,000            156
Arbor Software*                                 10,200            436
Aspect Development*                                250              8
Broadvision*                                   113,600            895
BTG*                                            89,200          1,293
Checkfree*                                      29,200            584
Computer Associates International               26,050          1,556
Cylink*                                         28,400            408
Datalogix International*                        85,600            663
Dendrite International*                         22,300            675
E*trade Group*                                  54,000            712
Electronic Arts*                                26,400            987
Excite*                                         10,000             84
Forte Software*                                 19,600            769
Gensym*                                         16,900            368
Geoworks*                                       22,000            572
Harbinger*                                      38,600            965
HNC Software*                                   28,600          1,144
Imnet Systems*                                  25,500            497
Integrated Systems*                              1,200             40
Interlinq Software*                             24,000             96
Learning Tree International*                    28,600          1,058
Macromedia*                                     41,700            865
Maxis*                                          32,000            448
McAfee Associates*                                 908             63
Mechanical Dynamics*                            54,800            959
Microsoft*                                      12,300          1,622
National Instruments*                           35,100            930
Onewave*                                        29,000            439
Oracle*                                         56,050          2,386
Parametric Technology*                          37,500          1,851
Peoplesoft*                                     26,000          2,164
Pure Atria*                                     37,400          1,412
Red Brick Systems*                              24,500            588
Restrac*                                        67,900          1,273
S S & C Technologies*                              250              2
Sapient*                                        10,000            445
Shiva*                                          11,400            654
Siebel Systems*                                 27,500          1,145
Spectrum Holobyte*                              77,200            502
Spyglass*                                       23,100            436
SQA*                                            25,000            675
Synopsys*                                       27,900          1,287
                                                               34,112
TELEPHONES & TELECOMMUNICATION--0.2%
Lightbridge*                                    12,600            146

WHOLESALE--1.9%
Harmonic Lite*                                  35,300            693
Neuromedical Systems*                           12,300            229
Secure Computing*                               23,700            264
Silicon Storage Technology*                     26,300            260
                                                                1,446
TOTAL COMMON STOCKS
(Cost $61,787)                                                 73,780

PREFERRED STOCK--0.1%
SERVICES--PREPACKAGED SOFTWARE--0.1%
Network Imaging                                  5,800             84
TOTAL PREFERRED STOCK
(Cost $97)                                                         84

RELATED PARTY MONEY MARKET FUND--2.5%
First American Prime Obligations Fund (A)    1,822,351          1,822

TOTAL RELATED PARTY MONEY MARKET FUND
(Cost $1,822)                                                   1,822

TOTAL INVESTMENTS--101.9%
(Cost $63,706)                                                  75,686

OTHER ASSETS AND LIABILITIES, NET--(1.9%)                       (1,404)

NET ASSETS:
Portfolio shares--Institutional Class ($.0001 par value--2
billion authorized) based on 3,349,509 outstanding shares      $48,496

Portfolio shares--Retail Class A ($.0001 par value--2
billion authorized) based on 249,274 outstanding shares          3,986

Portfolio shares--Retail Class B ($.0001 par value--2
billion authorized) based on 295,003 outstanding shares          4,221

Accumulated net investment loss                                     (3)

Accumulated net realized gain on investments                     5,602

Net unrealized appreciation of investments                      11,980

TOTAL NET ASSETS--100.0%                                       $74,282

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER
SHARE--INSTITUTIONAL CLASS                                     $ 19.29

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE--RETAIL
CLASS A                                                        $ 19.25

Maximum sales charge of 4.50% (1)                                 0.91

OFFERING PRICE PER SHARE--RETAIL CLASS A                       $ 20.16

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE--RETAIL
CLASS B (2)                                                    $ 18.85



*      Non-income producing security
(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.50%
(2) Retail Class B has a contingent deferred sales charge. For a description of possible redemption charge, see the notes to the financial statements.
(A) This money market fund is advised by First Bank National Association who also serve as Adviser for this Fund. See also the Notes to the Financial Statements.
       ADR--American Depository Receipt









STATEMENT OF ASSETS AND LIABILITIES ---- SEPTEMBER 30, 1996

                                                                                     BALANCED
                                                                                       FUND
ASSETS:
Investment securities, at value (cost $323,228)                                      $362,031

RECEIVABLES:
 Accrued income                                                                         2,283
 Capital shares sold                                                                   18,521
Other assets                                                                               13

TOTAL ASSETS                                                                          382,848

LIABILITIES:
PAYABLES:
 Accrued expenses                                                                         302
 Securities purchased                                                                  12,954
 Capital shares redeemed                                                                  289
Other liabilities                                                                          48
TOTAL LIABILITIES                                                                      13,593

NET ASSETS:
Portfolio shares--Institutional Class ($.0001 par value--2 billion authorized)
  based on 25,297,626 outstanding shares                                              285,632
Portfolio shares--Retail Class A ($.0001 par value--2 billion authorized)
  based on 1,592,380 outstanding shares                                                17,241
Portfolio shares--Retail Class B ($.0001 par value--2 billion authorized)
  based on 1,185,798 outstanding shares                                                14,556
Undistributed net investment income                                                       366
Accumulated net realized gain on investments                                           12,657
Net unrealized appreciation of investments                                             38,803

TOTAL NET ASSETS                                                                     $369,255

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE--INSTITUTIONAL
 CLASS                                                                               $  13.15

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE--RETAIL CLASS A                       $  13.14

Maximum sales charge of 4.50% (1)                                                         .62

OFFERING PRICE PER SHARE--RETAIL CLASS A                                             $  13.76

NET ASSET VALUE AND OFFERING PRICE PER SHARE--RETAIL CLASS B (2)                     $  13.10


(1) The offer price is calculated by dividing the net asset value by 1 minus maximum sales charge of 4.50%.

(2) Retail Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



STATEMENTS OF OPERATIONS (000)


For the period ended September 30, 1996


                                              PRIME        GOVERNMENT       TREASURY
                                           OBLIGATIONS     OBLIGATIONS     OBLIGATIONS
                                              FUND            FUND            FUND
INVESTMENT INCOME:
Interest                                    $159,421         $53,064         $85,352

EXPENSES:

Investment advisory fees                      11,294           3,822           6,254
Distribution fees--Retail Class A                317              --              --
Distribution fees--Retail Class B                  7              --              --
Distribution fees--Corporate Trust Class          83             370           1,990
Administrator fees                             1,945             659           1,076
Custodian fees                                   847             287             469
Registration fees                                399             114             357
Professional fees                                261              88             145
Transfer agent fees                              119              45              61
Printing                                         133              45              72
Directors' fees                                   92              31              51
Amortization of organizational costs              --              --               5
Other                                             45              24             111

TOTAL EXPENSES                                15,542           5,485          10,591

Less: Expenses Waived                         (2,427)           (815)         (1,565)

Total Net Expenses                            13,115           4,670           9,026

Investment Income--net                       146,306          48,394          76,326

Net realized gain (loss) on investments            4               5              (6)

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                 $146,310         $48,399         $76,320

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                            LIMITED       INTERMEDIATE     INTERMEDIATE     FIXED
                                                             TERM             TERM          GOVERNMENT      INCOME
                                                          INCOME FUND     INCOME FUND       BOND FUND        FUND
INVESTMENT INCOME:
Interest                                                    $7,293          $ 6,076          $ 8,060       $24,344
Dividends                                                       --               --               --            --

Total investment income                                      7,293            6,076            8,060        24,344

EXPENSES:
Investment advisory fees                                       772              693              861         2,620
Administrator fees                                             136              118              146           445
Transfer agent fees                                             21               21               22            41
Amortization of organizational costs                             5                5               --            --
Custodian fees                                                  10                4                3             6
Directors' fees                                                  4                3                4            12
Registration fees                                               --               10               20            61
Professional fees                                               10                9               12            35
Printing                                                         7                6                8            24
Distribution fees--Retail Class A                               20                6                8            21
Distribution fees--Retail Class B                               --               --               --           134
Other                                                            6                5                6            18

TOTAL EXPENSES                                                 991              880            1,090         3,417
Less: Expenses waived or absorbed                             (298)            (188)            (228)         (640)

Net expenses before expenses paid indirectly                   693              692              862         2,777
Less: Expenses paid indirectly                                 (10)              --               --            (2)

Total net expenses                                             683              692              862         2,775

Investment income--net                                       6,610            5,384            7,198        21,569

REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS--NET:

Net realized gain (loss) on investments                       (180)           1,117               87         3,464

Net change in unrealized appreciation (depreciation)
  of investments                                                40           (1,247)          (1,542)       (8,403)

NET GAIN (LOSS) ON INVESTMENTS                                (140)            (130)          (1,455)       (4,939)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $6,470          $ 5,254          $ 5,743       $16,630



                       [WIDE TABLE CONTINUED FROM ABOVE]

                                                                      MINNESOTA
                                                                       INSURED        COLORADO                               REAL
                                                       INTERMEDIATE  INTERMEDIATE   INTERMEDIATE     ASSET                  ESTATE
                                                         TAX FREE      TAX FREE       TAX FREE    ALLOCATION   BALANCED   SECURITIES
                                                           FUND          FUND           FUND         FUND        FUND        FUND
INVESTMENT INCOME:
Interest                                                 $2,956         $4,199         $2,791        $1,395     $ 8,025    $   17
Dividends                                                    --             --             --           648       3,332       679
Total investment income                                   2,956          4,199          2,791         2,043      11,357       696
EXPENSES:
Investment advisory fees                                    412            563            363           369       1,936        82
Administrator fees                                           70             96             62            63         329        50
Transfer agent fees                                          20             20             19            28          59        27
Amortization of organizational costs                         --              9              9             5           5         4
Custodian fees                                               18             24             15            61          18         4
Directors' fees                                               2              3              2             2           9        --
Registration fees                                            10             16              1             7          54         8
Professional fees                                             5              7              5             5          26         1
Printing                                                      4              5              3             3          18         1
Distribution fees--Retail Class A                             4              8              6             3          44        --
Distribution fees--Retail Class B                            --             --             --            15          83         2
Other                                                         3              4              3             3          13         1
TOTAL EXPENSES                                              548            755            488           564       2,594       180
Less: Expenses waived or absorbed                          (156)          (192)          (125)         (128)       (255)      (84)
Net expenses before expenses paid indirectly                392            563            363           436       2,339        96
Less: Expenses paid indirectly                               --             --             --            --          --        --
Total net expenses                                          392            563            363           436       2,339        96
Investment income--net                                    2,564          3,636          2,428         1,607       9,018       600
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS--NET:
Net realized gain (loss) on investments                     352            324            290         4,611      13,465        62
Net change in unrealized appreciation (depreciation)
  of investments                                           (449)          (278)          (508)         (125)     18,484     1,531
NET GAIN (LOSS) ON INVESTMENTS                              (97)            46           (218)        4,486      31,949     1,593
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $2,467         $3,682         $2,210        $6,093     $40,967    $2,193


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



STATEMENTS OF OPERATIONS (000)


For the period ended September 30, 1996

                                                            EQUITY     EQUITY                 DIVERSIFIED     SPECIAL
                                                            INCOME     INDEX       STOCK        GROWTH        EQUITY
                                                             FUND       FUND       FUND          FUND          FUND
INVESTMENT INCOME:
Interest                                                    $  750    $   954     $ 2,802       $   944       $ 1,400
Dividends                                                    1,965      6,273       8,696         3,188         3,639
Less: Foreign taxes withheld                                    --         --          --            --            --
Total investment income                                      2,715      7,227      11,498         4,132         5,039

EXPENSES:
Investment advisory fees                                       448      2,034       2,988         1,327         1,584
Administrator fees                                              76        345         508           225           269
Transfer agent fees                                             29         36          83            40            62
Amortization of organizational costs                            11          5          --            11            --
Custodian fees                                                  19         62          14            57            20
Directors' fees                                                  2         10          13             6             8
Registration fees                                               12         48          64            42            10
Professional fees                                                6         27          40            18            21
Printing                                                         4         19          48            12            15
Distribution fees--Retail Class A                                6         11          44            10            33
Distribution fees--Retail Class B                               24         44         149            37            80
Other                                                            3         13          21             9            11

TOTAL EXPENSES                                                 640      2,654       3,972         1,794         2,113
Less: Expenses waived or absorbed                             (131)    (1,582)       (364)         (255)           --

Net expenses before expenses paid indirectly                   509      1,072       3,608         1,539         2,113
Less: Expenses paid indirectly                                  --         (1)         (1)           --            (3)

Total net expenses                                             509      1,071       3,607         1,539         2,110

Investment income (loss)--net                                2,206      6,156       7,891         2,593         2,929

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS--NET:

Net realized gain on investments                             1,913      6,653      32,493         3,561        43,439
Net realized gain on futures contracts                          --      2,952          --            --            --
Net realized gain on forward foreign currency contracts
  and foreign currency transactions                             --         --          --            --            --
Net change in unrealized appreciation (depreciation)
  of investments                                             5,650     35,438      52,330        24,066         6,020
Net change in unrealized appreciation on forward
  foreign  currency contracts, foreign currency and
  translation of  other assets and liabilities in
  foreign currency                                              --         --          --            --            --

NET GAIN ON INVESTMENTS                                      7,563     45,043      84,823        27,627        49,459

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                            $9,769    $51,199     $92,714       $30,220       $52,388



                       [WIDE TABLE CONTINUED FROM ABOVE]

                                                            REGIONAL     EMERGING                       HEALTH
                                                             EQUITY       GROWTH      INTERNATIONAL     SCIENCES     TECHNOLOGY
                                                              FUND         FUND           FUND          FUND(1)         FUND
INVESTMENT INCOME:
Interest                                                     $2,073        $297          $  440           $49           $ 97
Dividends                                                     1,862*         87           1,649            43             52
Less: Foreign taxes withheld                                     --          --            (131)           --             --
Total investment income                                       3,935         384           1,958            92            149

EXPENSES:
Investment advisory fees                                      2,010         415           1,473            48            345
Administrator fees                                              341          70             140            33             62
Transfer agent fees                                             105          28              30            18             37
Amortization of organizational costs                              5           9               9            21              9
Custodian fees                                                   15          18             316             2             15
Directors' fees                                                   9           2               4            --              1
Registration fees                                                39          12              20             6             15
Professional fees                                                27           6              11             1              5
Printing                                                         18           4               8            --              3
Distribution fees--Retail Class A                                53           2               3             1              6
Distribution fees--Retail Class B                               183           5               6             1             31
Other                                                            13           3              15            --              6

TOTAL EXPENSES                                                2,818          574          2,035            131            535
Less: Expenses waived or absorbed                               (57)         (40)            --            (68)           (54)

Net expenses before expenses paid indirectly                  2,761          534          2,035             63            481
Less: Expenses paid indirectly                                   (4)          --             --             --             --

Total net expenses                                            2,757          534          2,035             63            481

Investment income (loss)--net                                 1,178         (150)           (77)            29           (332)

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS--NET:

Net realized gain on investments                             22,198*       3,207          1,696            119          6,494
Net realized gain on futures contracts                           --           --             --             --             --
Net realized gain on forward foreign currency contracts
  and foreign currency transactions                              --           --          1,198             --             --
Net change in unrealized appreciation (depreciation)
  of investments                                              6,241*       4,797           (747)           (74)         5,242
Net change in unrealized appreciation on forward
  foreign  currency contracts, foreign currency and
  translation of other assets and liabilities in
  foreign currency                                               --           --            714             --             --

NET GAIN ON INVESTMENTS                                      28,439        8,004          2,861             45         11,736

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                            $29,617       $7,854         $2,784           $ 74        $11,404

* Includes the following amounts due to Investments in Common Stocks of Affiliates (000): $202 of dividend income, $3,144 of realized gains, and ($7,851) of change in unrealized appreciation of investments.

(1)  The Health Sciences Fund commenced operations on January 31, 1996.

The accompanying notes are an integral part of the financial statements.




                (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)




STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                      PRIME                        GOVERNMENT
                                                                 OBLIGATIONS FUND                OBLIGATIONS FUND
                                                              10/1/95         10/1/94        10/1/95        10/1/94
                                                                   TO              TO             TO             TO
                                                              9/30/96         9/30/95        9/30/96        9/30/95
 OPERATIONS:
 Investment income--net                                  $    146,306    $     98,895    $    48,394    $    39,231
 Net realized gain (loss) on investments                            4               3              5            (36)
 Net increase in net assets resulting from operations         146,310          98,898         48,399         39,195
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Investment income--net:
  Institutional class                                        (137,264)        (95,604)       (36,142)       (31,983)
  Retail class A                                               (6,263)         (3,049)            --             --
  Retail class B                                                  (30)             --             --             --
  Corporate Trust class                                        (2,749)           (244)       (12,252)        (7,248)
 Net realized gain on investments
  Institutional class                                              --              --             --             --
  Retail class A                                                   --              --             --             --
  Retail class B                                                   --              --             --             --
  Corporate Trust class                                            --              --             --             --
 Total distributions                                         (146,306)        (98,897)       (48,394)       (39,231)
 CAPITAL SHARE TRANSACTIONS
  AT NET ASSET VALUE OF $1.00 PER SHARE:
 Institutional class:
  Proceeds from sales                                      15,297,762      11,741,658      6,156,036      4,886,718
  Reinvestment of distributions                                44,907          33,427         20,243         16,078
  Payments for redemptions                                (15,087,516)    (10,171,378)    (5,949,974)    (4,807,345)
 Increase in net assets from Institutional Class
  transactions                                                255,153       1,603,707        226,305         95,451
 Retail class A:
  Proceeds from sales                                         315,802         105,193             --             --
  Shares issued in connection with acquisition of
   Money Fund                                                      --          63,816             --             --
  Reinvestment of distributions                                 6,093           2,635             --             --
  Payments for redemptions                                   (282,831)        (75,561)            --             --
 Increase in net assets from Retail Class A
  transactions                                                 39,064          96,083             --             --
 Retail class B:
  Proceeds from sales                                           2,605              14             --             --
  Reinvestment of distributions                                    25              --             --             --
  Payments for redemptions                                       (880)             --             --             --
 Increase in net assets from Retail Class B
  transactions                                                  1,750              14             --             --
 Corporate Trust Class:
  Proceeds from sales                                         522,024          35,254        747,717        427,493
  Shares issued in connection with acquisition of
   CT Government Fund                                              --              --             --        156,260
  Payments for redemptions                                   (422,547)        (25,519)      (677,196)      (384,892)
 Increase in net assets from Corporate Trust Class
  transactions                                                 99,477           9,735         70,521        198,861
 Increase in net assets from capital share
  transactions                                                395,444       1,709,539        296,826        294,312
 Total increase in net assets                                 395,448       1,709,540        296,831        294,276
 Net assets at beginning of period                          3,016,887       1,307,347        750,145        455,869
 Net assets at end of period(1)                          $  3,412,335    $  3,016,887    $ 1,046,976    $   750,145


                       [WIDE TABLE CONTINUED FROM ABOVE]


                                                                      TREASURY
                                                                  OBLIGATIONS FUND
                                                                10/1/95         10/1/94
                                                                     TO              TO
                                                                9/30/96         9/30/95
 OPERATIONS:
 Investment income--net                                  $       76,326     $    48,187
 Net realized gain (loss) on investments                             (6)             31
 Net increase in net assets resulting from operations            76,320          48,218
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Investment income--net:
  Institutional class                                           (11,845)         (1,945)
  Retail class A                                                     --              --
  Retail class B                                                     --              --
  Corporate Trust class                                         (64,450)        (46,242)
 Net realized gain on investments
  Institutional class                                                (5)             --
  Retail class A                                                     --              --
  Retail class B                                                     --              --
  Corporate Trust class                                             (26)             --
 Total distributions                                            (76,326)        (48,187)
 CAPITAL SHARE TRANSACTIONS
  AT NET ASSET VALUE OF $1.00 PER SHARE:
 Institutional class:
  Proceeds from sales                                         2,598,130         417,680
  Reinvestment of distributions                                   4,174           1,201
  Payments for redemptions                                   (2,402,082)       (301,711)
 Increase in net assets from Institutional Class
  transactions                                                  200,222         117,170
 Retail class A:
  Proceeds from sales                                                --              --
  Shares issued in connection with acquisition of
   Money Fund                                                        --              --
  Reinvestment of distributions                                      --              --
  Payments for redemptions                                           --              --
 Increase in net assets from Retail Class A
  transactions                                                       --              --
 Retail class B:
  Proceeds from sales                                                --              --
  Reinvestment of distributions                                      --              --
  Payments for redemptions                                           --              --
 Increase in net assets from Retail Class B
  transactions                                                       --              --
 Corporate Trust Class:
  Proceeds from sales                                         5,207,698       3,746,678
  Shares issued in connection with acquisition of
   CT Government Fund                                                --              --
  Payments for redemptions                                   (4,630,381)     (3,453,980)
 Increase in net assets from Corporate Trust Class
  transactions                                                  577,317         292,698
 Increase in net assets from capital share
  transactions                                                  777,539         409,868
 Total increase in net assets                                   777,533         409,899
 Net assets at beginning of period                            1,155,989         746,090
 Net assets at end of period(1)                          $    1,933,522     $ 1,155,989

(1)Includes undistributed net investment income (000) of $9 and $0 for Prime
Obligations Fund, $35 and $0 for Government Obligations Fund, and $31 and $0 for Treasury Obligations Fund at September 30, 1996 and September 30, 1995, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS (000)
                                                                                       INTERMEDIATE       INTERMEDIATE
                                                                 LIMITED TERM          TERM INCOME         GOVERNMENT
                                                                  INCOME FUND            FUND              BOND FUND
                                                               10/1/95   10/1/94   10/1/95   10/1/94   10/1/95    10/1/94
                                                                    to        to        to        to        to         to
                                                               9/30/96  9/30/95    9/30/96  9/30/95    9/30/96    9/30/95
OPERATIONS:
Investment income--net                                        $  6,610  $  6,058  $  5,384  $  4,867  $  7,198   $  4,955
 Net realized gain (loss) on investments                          (180)   (1,327)    1,117       542        87        (76)
 Net change in unrealized appreciation (depreciation) of
  investments                                                       40     2,575    (1,247)    3,016    (1,542)     3,665
Net increase in net assets resulting from operations             6,470     7,306     5,254     8,425     5,743      8,544
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net:
 Institutional class                                            (6,192)   (5,548) $ (5,260)   (4,708)   (7,021)    (4,819)
 Retail class A                                                   (461)     (544)     (126)     (158)     (187)      (127)
 Retail class B                                                     --        --        --        --        --         --
Net realized gain on investments:
 Institutional class                                                --       (20)     (107)      (23)       --         --
 Retail class A                                                     --        (3)       (3)       (1)       --         --
 Retail class B                                                     --        --        --        --        --         --
Tax return of capital
 Institutional class                                                --        --        --        --        --         --
 Retail class A                                                     --        --        --        --        --         --
 Retail class B                                                     --        --        --        --        --         --
Total distributions                                             (6,653)   (6,115)   (5,496)   (4,890)   (7,208)    (4,946)
CAPITAL SHARE TRANSACTIONS (1):
Institutional class:
 Proceeds from sales                                            33,034    35,097    41,060    32,461    58,921     83,288
 Shares issued in connection with acquisition of
  Managed Income Fund                                               --    38,342        --        --        --         --
 Reinvestment of distributions                                   5,073     4,773     3,790     3,568       778        315
 Payments for redemptions                                      (55,781)  (38,162)  (34,282)  (19,532)  (18,212)   (14,740)
Increase (decrease) in net assets from Institutional class
 transactions                                                  (17,674)   40,050    10,568    16,497    41,487     68,863
Retail class A:
 Proceeds from sales                                             5,050     2,920       441       200     1,463      1,260
 Shares issued in connection with acquisition of
  Managed Income Fund                                               --     4,574        --        --        --         --
 Reinvestment of distributions                                     445       482       108       143       126         99
 Payments for redemptions                                       (7,839)   (7,576)     (772)   (1,216)   (1,089)      (545)
 Increase (decrease) in net assets from Retail class A
  transactions                                                  (2,344)      400      (223)     (873)      500        814
Retail class B:
 Proceeds from sales                                                --         1        --        --        --         --
 Reinvestment of distributions                                      --        --        --        --        --         --
 Payments for redemptions                                           --        (2)       --        --        --         --
Increase (decrease) in net assets from Retail class B
 transactions                                                       --        (1)       --        --        --         --
Increase (decrease) in net assets from capital share
 transactions                                                  (20,018)   40,449    10,345    15,624    41,987     69,677
Total increase (decrease) in net assets                        (20,201)   41,640    10,103    19,159    40,522     73,275
NET ASSETS AT BEGINNING OF PERIOD                              121,416    79,776    90,812    71,653   103,028     29,753
NET ASSETS AT END OF PERIOD (2)                               $101,215  $121,416  $100,915  $ 90,812  $143,550   $103,028
(1)Capital share transactions:
Institutional class:
 Shares issued                                                   3,323     3,569     4,116     3,367     6,376      9,271
 Shares issued in connection with acquisition of
  Managed Income Fund                                               --     3,917        --        --        --         --
 Shares issued in lieu of cash distributions                       512       484       380       369        84         34
 Shares redeemed                                                (5,619)   (3,873)   (3,441)   (2,012)   (1,972)    (1,614)
Total Institutional class transactions                          (1,784)    4,097     1,055     1,724     4,488      7,691
Retail class A:
 Shares issued                                                     508       297        44        20       157        137
 Shares issued in connection with acquisition of
  Managed Income Fund                                               --       468        --        --        --         --
 Shares issued in lieu of cash distributions                        45        49        11        15        14         11
 Shares redeemed                                                  (788)     (773)      (77)     (126)     (117)       (60)
Total Retail class A transactions                                 (235)       41       (22)      (91)       54         88
Retail class B:
 Shares issued                                                      --        --        --        --        --         --
 Shares issued in lieu of cash distributions                        --        --        --        --        --         --
 Shares redeemed                                                    --        --        --        --        --         --
Total Retail class B transactions                                   --        --        --        --        --         --
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS                 (2,019)    4,138     1,033     1,633     4,542      7,779



                       [WIDE TABLE CONTINUED FROM ABOVE]


                                                                       FIXED                                  MINNESOTA INSURED
                                                                      INCOME             INTERMEDIATE           INTERMEDIATE
                                                                       FUND             TAX FREE FUND           TAX FREE FUND
                                                                 10/1/95   10/1/94   10/1/95     10/1/94     10/1/95     10/1/94
                                                                      to        to        to          to          to          to
                                                                 9/30/96   9/30/95   9/30/96     9/30/95     9/30/96     9/30/95
OPERATIONS:
Investment income--net                                        $    21,569  $ 12,473  $  2,564    $  1,389    $  3,636    $  2,565
 Net realized gain (loss) on investments                            3,464     3,351       352         376         324         214
 Net change in unrealized appreciation (depreciation) of
  investments                                                      (8,403)    9,685      (449)      1,232        (278)      2,478
Net increase in net assets resulting from operations               16,630    25,509     2,467       2,997       3,682       5,257
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net:
 Institutional class                                              (20,552)  (11,794)   (2,480)     (1,344)     (3,496)     (2,470)
 Retail class A                                                      (457)     (424)      (68)        (44)       (145)        (86)
 Retail class B                                                      (663)     (127)       --          --          --          --
Net realized gain on investments:
 Institutional class                                               (2,859)     (440)     (326)         --        (195)         --
 Retail class A                                                       (75)      (22)       (9)         --          (7)         --
 Retail class B                                                      (104)       (1)       --          --          --          --
Tax return of capital
 Institutional class                                                   --        --        --          --          --          --
 Retail class A                                                        --        --        --          --          --          --
 Retail class B                                                        --        --        --          --          --          --
Total distributions                                               (24,710)  (12,808)   (2,883)     (1,388)     (3,843)     (2,556)
CAPITAL SHARE TRANSACTIONS (1):
Institutional class:
 Proceeds from sales                                              172,829   225,170    30,145      49,729      50,720      69,842
 Shares issued in connection with acquisition of
  Managed Income Fund                                                  --        --        --          --          --          --
 Reinvestment of distributions                                     10,932     4,951       208          64         110          82
 Payments for redemptions                                         (74,839)  (42,680)   (8,984)    (11,501)    (18,988)    (31,135)
 Increase (decrease) in net assets from Institutional class
  transactions                                                    108,922   187,441    21,369      38,292      31,842      38,789
Retail class A:
 Proceeds from sales                                                3,048     2,212     2,209         397       2,183         878
 Shares issued in connection with acquisition of
  Managed Income Fund                                                  --        --        --          --          --          --
 Reinvestment of distributions                                        394       387        59          36          90          71
 Payments for redemptions                                          (2,792)   (3,165)     (617)       (622)       (556)       (307)
Increase (decrease) in net assets from Retail class A
 transactions                                                         650      (566)    1,651        (189)      1,717         642
Retail class B:
 Proceeds from sales                                               12,078     7,180        --          --          --          --
 Reinvestment of distributions                                        676       118        --          --          --          --
 Payments for redemptions                                          (3,560)     (255)       --          --          --          --
Increase (decrease) in net assets from Retail class B
 transactions                                                       9,194     7,043        --          --          --          --
Increase (decrease) in net assets from capital share
 transactions                                                     118,766   193,918    23,020      38,103      33,559      39,431
Total increase (decrease) in net assets                           110,686   206,619    22,604      39,712      33,398      42,132
NET ASSETS AT BEGINNING OF PERIOD                                 304,949    98,330    47,008       7,296      63,912      21,780
NET ASSETS AT END OF PERIOD (2)                                  $415,635  $304,949  $ 69,612    $ 47,008    $ 97,310    $ 63,912
(1)Capital share transactions:
Institutional class:
 Shares issued                                                     15,824    21,255     2,816       4,792       5,106       7,280
 Shares issued in connection with acquisition of
  Managed Income Fund                                                  --        --        --          --          --          --
 Shares issued in lieu of cash distributions                        1,005       467        20           6          11           8
 Shares redeemed                                                   (6,879)   (4,012)     (841)     (1,103)     (1,909)     (3,183)
Total Institutional class transactions                              9,950    17,710     1,995       3,695       3,208       4,105
Retail class A:
 Shares issued                                                        278       205       206          37         218          90
 Shares issued in connection with acquisition of
  Managed Income Fund                                                  --        --        --          --          --          --
 Shares issued in lieu of cash distributions                           36        37         6           4           9           8
 Shares redeemed                                                     (255)     (301)      (58)        (59)        (56)        (31)
Total Retail class A transactions                                      59       (59)      154         (18)        171          67
Retail class B:
 Shares issued                                                      1,103       667        --          --          --          --
 Shares issued in lieu of cash distributions                           62        11        --          --          --          --
 Shares redeemed                                                     (329)      (23)       --          --          --          --
Total Retail class B transactions                                     836       655        --          --          --          --
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS                    10,845    18,306     2,149       3,677       3,379       4,172


                       [WIDE TABLE CONTINUED FROM ABOVE]


                                                                  COLORADO
                                                                INTERMEDIATE              ASSET
                                                                TAX FREE FUND        ALLOCATION FUND          BALANCED FUND
                                                              10/1/95    10/1/94    10/1/95    10/1/94     10/1/95     10/1/95
                                                                   to         to         to         to          to          to
                                                              9/30/96    9/30/95    9/30/96    9/30/95     9/30/96     9/30/95
OPERATIONS:
Investment income--net                                        $  2,428   $  1,967   $  1,607   $  1,504    $  9,018    $  6,024
 Net realized gain (loss) on investments                           290        234      4,611      1,590      13,465       7,484
 Net change in unrealized appreciation (depreciation) of
  investments                                                     (508)     2,043       (125)     4,397      18,484      18,934
Net increase in net assets resulting from operations             2,210      4,244      6,093      7,491      40,967      32,442
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net:
 Institutional class                                            (2,305)    (1,904)    (1,528)    (1,451)     (8,265)     (5,355)
 Retail class A                                                   (121)       (63)       (40)       (24)       (520)       (458)
 Retail class B                                                     --         --        (33)        (6)       (386)        (32)
Net realized gain on investments:
 Institutional class                                              (236)        (2)    (1,575)    (1,084)     (6,878)     (1,857)
 Retail class A                                                    (11)        --        (41)       (15)       (433)       (188)
 Retail class B                                                     --         --        (28)        (1)       (321)         (7)
Tax return of capital
 Institutional class                                                --         --         --         --          --          --
 Retail class A                                                     --         --         --         --          --          --
 Retail class B                                                     --         --         --         --          --          --
Total distributions                                             (2,673)    (1,969)    (3,245)    (2,581)    (16,803)     (7,897)
CAPITAL SHARE TRANSACTIONS (1):
Institutional class:
 Proceeds from sales                                             7,303     47,042     15,736      8,308     147,476      76,127
 Shares issued in connection with acquisition of
  Managed Income Fund                                               --         --         --         --          --          --
 Reinvestment of distributions                                       6         14      3,076      2,516      15,199       7,075
 Payments for redemptions                                       (8,015)    (6,496)    (9,929)   (19,615)    (43,865)    (38,755)
 Increase (decrease) in net assets from Institutional class
 transactions                                                     (706)    40,560      8,883     (8,791)    118,810      44,447
Retail class A:
 Proceeds from sales                                             1,163      1,496        802        298       5,472       1,737
 Shares issued in connection with acquisition of
  Managed Income Fund                                               --         --         --         --          --          --
 Reinvestment of distributions                                      79         29         79         37       1,023         640
 Payments for redemptions                                         (545)       (74)      (106)      (145)     (2,371)     (2,783)
Increase (decrease) in net assets from Retail class A
 transactions                                                      697      1,451        775        190       4,124        (406)
Retail class B:
 Proceeds from sales                                                --         --      1,805        543      12,197       2,775
 Reinvestment of distributions                                      --         --         60          7         337          37
 Payments for redemptions                                           --         --       (223)       (30)       (930)       (134)
Increase (decrease) in net assets from Retail class B
 transactions                                                       --         --      1,642        520      11,604       2,678
Increase (decrease) in net assets from capital share
 transactions                                                       (9)    42,011     11,300     (8,081)    134,538      46,719
Total increase (decrease) in net assets                           (472)    44,286     14,148     (3,171)    158,702      71,264
NET ASSETS AT BEGINNING OF PERIOD                               52,260      7,974     44,774     47,945     210,553     139,289
NET ASSETS AT END OF PERIOD (2)                               $ 51,788   $ 52,260   $ 58,922   $ 44,774    $369,255    $210,553
(1)Capital share transactions:
Institutional class:
 Shares issued                                                     696      4,676      1,320        765      11,725       6,800
 Shares issued in connection with acquisition of
  Managed Income Fund                                               --         --         --         --          --          --
 Shares issued in lieu of cash distributions                         1          2        260        241       1,231         648
 Shares redeemed                                                  (764)      (631)      (828)    (1,868)     (3,504)     (3,493)
Total Institutional class transactions                             (67)     4,047        752       (862)      9,452       3,955
Retail class A:
 Shares issued                                                     111        144         66         28         437         155
 Shares issued in connection with acquisition of
  Managed Income Fund                                               --         --         --         --          --          --
 Shares issued in lieu of cash distributions                         8          3          7          3          83          59
 Shares redeemed                                                   (52)        (7)        (9)       (14)       (190)       (255)
Total Retail class A transactions                                   67        140         64         17         330         (41)
Retail class B:
 Shares issued                                                      --         --        152         50         975         241
 Shares issued in lieu of cash distributions                        --         --          5          1          27           3
 Shares redeemed                                                    --         --        (19)        (3)        (74)        (12)
Total Retail class B transactions                                   --         --        138         48         928         232
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS                     --       4,187       954       (797)     10,710       4,146


                       [WIDE TABLE CONTINUED FROM ABOVE]


                                                                      REAL  ESTATE
                                                                       SECURITIES FUND
                                                                 10/1/95        6/30/95(3)
                                                                      to               to
                                                                 9/30/96          9/30/95
OPERATIONS:
Investment income--net                                        $    600       $       69
 Net realized gain (loss) on investments                            62              --
 Net change in unrealized appreciation (depreciation) of
   investments                                                   1,531              170
Net increase in net assets resulting from operations             2,193              239
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net:
 Institutional class                                              (608)             (58)
 Retail class A                                                     (8)              --
 Retail class B                                                     (8)              --
Net realized gain on investments:
 Institutional class                                                --               --
 Retail class A                                                     --               --
 Retail class B                                                     --               --
Tax return of capital
 Institutional class                                              (203)              --
 Retail class A                                                     (2)             (20)
 Retail class B                                                     (3)              --
Total distributions                                               (832)             (78)
CAPITAL SHARE TRANSACTIONS (1):
Institutional class:
 Proceeds from sales                                            11,294            5,595
 Shares issued in connection with acquisition of
  Managed Income Fund                                               --               --
 Reinvestment of distributions                                      --               --
 Payments for redemptions                                         (478)              --
Increase (decrease) in net assets from Institutional class
 transactions                                                   10,816            5,595
Retail class A:
 Proceeds from sales                                               308                1
 Shares issued in connection with acquisition of
  Managed Income Fund                                               --               --
 Reinvestment of distributions                                       5               --
 Payments for redemptions                                         (105)              --
Increase (decrease) in net assets from Retail class A
 transactions                                                      208                1
Retail class B:
 Proceeds from sales                                               287                1
 Reinvestment of distributions                                      11               --
 Payments for redemptions                                          (57)              --
Increase (decrease) in net assets from Retail class B
 transactions                                                      241                1
Increase (decrease) in net assets from capital share
 transactions                                                   11,265            5,597
Total increase (decrease) in net assets                         12,626            5,758
NET ASSETS AT BEGINNING OF PERIOD                                5,758               --
NET ASSETS AT END OF PERIOD (2)                               $ 18,384       $    5,758
(1)Capital share transactions:
Institutional class:
 Shares issued                                                   1,041             555
 Shares issued in connection with acquisition of
  Managed Income Fund                                               --               --
 Shares issued in lieu of cash distributions                        --               --
 Shares redeemed                                                   (44)              --
Total Institutional class transactions                             997              555
Retail class A:
 Shares issued                                                      29               --
 Shares issued in connection with acquisition of
  Managed Income Fund                                               --               --
 Shares issued in lieu of cash distributions                        --               --
 Shares redeemed                                                    (9)              --
Total Retail class A transactions                                   20               --
Retail class B:
 Shares issued                                                      27               --
 Shares issued in lieu of cash distributions                         1               --
 Shares redeemed                                                    (5)              --
Total Retail class B transactions                                   23               --
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS                  1,040              555

(2)Includes undistributed (distributions in excess of) net investment income
(000) of $(1) and $38 for Limited Term Income Fund, $(1) and $1 for
Intermediate Term Income Fund, $0 and $9 for Intermediate Government Bond
Fund, $31 and $134 for Fixed Income Fund, $17 and $1 for Intermediate Tax
Free Income Fund, $4 and $9 for Minnesota Insured Intermediate Tax Free Fund,
$4 and $2 for Colorado Intermediate Tax Free Income Fund, $113 and $33 for
Asset Allocation Fund, $366 and $203 for Balanced Fund, and $(13) and $11 for
Real Estate Securities Fund, at September 30, 1996 and September 30, 1995, respectively.
(3)The Real Estate Securities Fund commenced operations on June 30, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS (000)
                                                                     EQUITY              EQUITY
                                                                    INCOME FUND        INDEX FUND           STOCK FUND
                                                                10/1/95   10/1/94   10/1/95   10/1/94   10/1/95    10/1/94
                                                                     to        to        to        to        to         to
                                                                9/30/96   9/30/95   9/30/96   9/30/95   9/30/96    9/30/95
OPERATIONS:
Investment income (loss)--net                                  $  2,206  $  1,701  $  6,156  $  4,387  $  7,891   $  5,063
Net realized gain (loss) on investments                           1,913       435     6,653     1,499    32,493     17,763
Net realized gain on futures contracts                               --        --     2,952     1,525        --         --
Net realized gain on forward foreign currency contracts
 and foreign currency transactions                                   --        --        --        --        --         --
Net change in unrealized appreciation (depreciation) of
 investments                                                      5,650     5,876    35,438    40,664    52,330     35,581
Net change in unrealized appreciation on futures contracts           --        --        --        15        --         --
Net change in unrealized appreciation (depreciation) on
 forward foreign  currency contracts, foreign currency and
 translation of other
 assets and liabilities in foreign currency                          --        --        --        --        --         --
Net increase in net assets resulting from operations              9,769     8,012    51,199    48,090    92,714     58,407
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net:
 Institutional class                                             (2,083)   (1,562)   (5,941)   (4,282)   (6,914)    (4,669)
 Retail class A                                                     (75)      (70)      (79)      (28)     (337)      (182)
 Retail class B                                                     (61)      (11)      (51)       (5)     (342)       (29)
Net realized gain on investments:
 Institutional class                                                (50)       --    (3,073)   (1,427)  (17,819)    (6,156)
 Retail class A                                                      (2)       --       (35)       (7)     (868)      (307)
 Retail class B                                                      (2)       --       (31)       (1)     (881)       (26)
  Total distributions                                            (2,273)   (1,643)   (9,210)   (5,750)  (27,161)   (11,369)
CAPITAL SHARE TRANSACTIONS (1):
Institutional class
 Proceeds from sales                                             17,718    35,073   145,084    47,941   138,818    155,804
 Shares issued in connection with the aquisition
  of Limited Volatility Stock Fund                                   --        --        --        --    17,977         --
 Reinvestment of distributions                                      196       196     8,158     5,459    16,568      7,982
 Payments for redemptions                                       (12,403)   (6,696)  (64,387)  (40,076)  (75,002)   (50,899)
Increase in net assets from Institutional class transactions      5,511    28,573    88,855    13,324    98,361    112,887
Retail class A:
 Proceeds from sales                                              1,475       623     4,351     1,205     9,261      3,938
 Reinvestment of distributions                                       71        67       107        33     1,036        463
 Payments for redemptions                                        (1,222)     (789)     (990)     (181)   (3,205)    (1,552)
Increase (decrease) in net assets from Retail class A
 transactions                                                       324       (99)    3,468     1,057     7,092      2,849
Retail class B:
 Proceeds from sales                                              2,585     1,241     6,999     1,092    14,464      6,337
 Reinvestment of distributions                                       59        10        80         5       626         54
 Payments for redemptions                                          (388)      (82)     (648)      (24)   (1,295)      (195)
Increase in net assets from Retail class B transactions           2,256     1,169     6,431     1,073    13,795      6,196
Increase in net assets from capital share transactions            8,091    29,643    98,754    15,454   119,248    121,932
Total increase in net assets                                     15,587    36,012   140,743    57,794   184,801    168,970
NET ASSETS AT BEGINNING OF PERIOD                                55,354    19,342   222,269   164,475   332,686    163,716
NET ASSETS AT END OF PERIOD (2)                                $ 70,941  $ 55,354  $363,012  $222,269  $517,487   $332,686
(1)Capital share transactions:
 Shares issued                                                    1,473     3,492    10,067     4,043     6,743      9,002
 Shares issued in connection with the aquisition
  of Limited Volatility Stock Fund                                   --        --        --        --       917         --
 Shares issued in lieu of cash distributions                         17        19       572       484       842        487
 Shares redeemed                                                 (1,024)     (643)   (4,525)   (3,454)   (3,626)    (2,902)
Total Institutional class transactions                              466     2,868     6,114     1,073     4,876      6,587
Retail class A:
 Shares issued                                                      121        58       302       102       450        218
 Shares issued in lieu of cash distributions                          6         7         8         3        53         28
 Shares redeemed                                                   (101)      (75)      (68)      (16)     (154)       (88)
Total Retail class A transactions                                    26       (10)      242        89       349        158
Retail class B:
 Shares issued                                                      216       117       485        89       705        348
 Shares issued in lieu of cash distributions                          5         1         6        --        32          3
 Shares redeemed                                                    (32)       (8)      (46)       (2)      (63)       (10)
Total Retail class B transactions                                   189       110       445        87       674        341
NET INCREASE IN CAPITAL SHARES                                      681     2,968     6,801     1,249     5,899      7,086


                       [WIDE TABLE CONTINUED FROM ABOVE]


                                                                     DIVERSIFIED            SPECIAL
                                                                     GROWTH FUND            EQUITY FUND
                                                                  10/1/95   10/1/94    10/1/95     10/1/94
                                                                    to           to         to          to
                                                                  9/30/96   9/30/95    9/30/96     9/30/95
OPERATIONS:
   OPERATIONS:
Investment income (loss)--net                                      $  2,593  $  1,384    $  2,929    $  4,029
Net realized gain (loss) on investments                               3,561     2,291      43,439      15,970
Net realized gain on futures contracts                                   --        --          --          --
Net realized gain on forward foreign currency contracts
 and foreign currency transactions                                       --        --          --          --
Net change in unrealized appreciation (depreciation) of
 investments                                                         24,066    21,333       6,020       4,572
Net change in unrealized appreciation on futures contracts               --        --          --          --
Net change in unrealized appreciation (depreciation) on
 forward foreign  currency contracts, foreign currency and
 translation of other
 assets and liabilities in foreign currency                              --        --          --          --
Net increase in net assets resulting from operations                 30,220    25,008      52,388      24,571
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net:
 Institutional class                                                 (2,494)   (1,245)     (2,697)     (3,740)
 Retail class A                                                         (49)      (29)       (140)       (182)
 Retail class B                                                         (21)       (2)        (34)        (32)
Net realized gain on investments:
 Institutional class                                                     --        --     (15,365)     (8,609)
 Retail class A                                                          --        --        (848)       (473)
 Retail class B                                                          --        --        (454)        (52)
  Total distributions                                                (2,564)   (1,276)    (19,538)    (13,088)
CAPITAL SHARE TRANSACTIONS (1):
Institutional class
 Proceeds from sales                                                101,788    91,647      56,765      72,724
 Shares issued in connection with the aquisition
  of Limited Volatility Stock Fund                                       --        --          --          --
 Reinvestment of distributions                                          832       411      14,489      10,320
 Payments for redemptions                                           (36,094)  (14,227)    (54,570)    (20,701)
Increase in net assets from Institutional class transactions         66,526    77,831      16,684      62,343
Retail class A:
 Proceeds from sales                                                  4,071       877      17,664       5,207
 Reinvestment of distributions                                           43        29         965         649
 Payments for redemptions                                            (2,088)     (622)    (14,336)     (2,109)
Increase (decrease) in net assets from Retail class A
 transactions                                                         2,026       284       4,293       3,747
Retail class B:
 Proceeds from sales                                                  4,817       765       6,794       4,195
 Reinvestment of distributions                                           21         2         475          79
 Payments for redemptions                                              (436)      (18)       (676)       (114)
Increase in net assets from Retail class B transactions               4,402       749       6,593       4,160
Increase in net assets from capital share transactions               72,954    78,864      27,570      70,250
Total increase in net assets                                        100,610   102,596      60,420      81,733
NET ASSETS AT BEGINNING OF PERIOD                                   136,383    33,787     218,242     136,509
NET ASSETS AT END OF PERIOD (2)                                    $236,993  $136,383    $278,662    $218,242
(1)Capital share transactions:
 Shares issued                                                        8,009     9,131       3,051       4,412
 Shares issued in connection with the aquisition
  of Limited Volatility Stock Fund                                       --        --          --          --
 Shares issued in lieu of cash distributions                             65        41         862         658
 Shares redeemed                                                     (2,817)   (1,398)     (3,059)     (1,236)
Total Institutional class transactions                                5,257     7,774         854       3,834
Retail class A:
 Shares issued                                                          320        82         971         305
 Shares issued in lieu of cash distributions                              3         3          57          41
 Shares redeemed                                                       (164)      (63)       (796)       (121)
Total Retail class A transactions                                       159        22         232         225
Retail class B:
 Shares issued                                                          388        70         370         252
 Shares issued in lieu of cash distributions                              1        --          28           5
 Shares redeemed                                                        (34)       (1)        (37)         (6)

Total Retail class B transactions                                       355        69         361         251
NET INCREASE IN CAPITAL SHARES                                        5,771     7,865       1,447       4,310


                       [WIDE TABLE CONTINUED FROM ABOVE]


                                                                  REGIONAL                EMERGING              INTERNATIONAL
                                                                 EQUITY FUND             GROWTH FUND                FUND
                                                             10/1/95     10/1/94     10/1/95     10/1/94     10/1/95     10/1/94
                                                                  to          to          to          to          to          to
                                                             9/30/96     9/30/95     9/30/96     9/30/95     9/30/96     9/30/95
OPERATIONS:
Investment income (loss)--net                                  $  1,178    $  1,068    $   (150)   $     42    $    (77)   $     82
Net realized gain (loss) on investments                          22,198      16,157       3,207       1,122       1,696      (5,987)
Net realized gain on futures contracts                               --          --          --          --          --          --
Net realized gain on forward foreign currency contracts
 and foreign currency transactions                                   --          --          --          --       1,198       1,921
Net change in unrealized appreciation (depreciation) of
 investments                                                      6,241      37,100       4,797       5,699        (747)      8,360
Net change in unrealized appreciation on futures contracts           --          --          --          --          --          --
Net change in unrealized appreciation (depreciation) on
 forward foreign  currency contracts, foreign currency and
 translation of other
 assets and liabilities in foreign currency                          --          --          --          --         714        (202)
Net increase in net assets resulting from operations             29,617      54,325       7,854       6,863       2,784       4,174
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net:
 Institutional class                                               (324)       (705)        (19)        (24)     (2,012)(4)      --
 Retail class A                                                      (5)        (45)         --          --         (17)(4)      --
 Retail class B                                                      (1)         (1)         --          --          (6)(4)      --
Net realized gain on investments:
 Institutional class                                            (13,722)     (2,571)     (1,270)       (158)         --          --
 Retail class A                                                  (1,103)       (216)        (15)         (1)         --          --
 Retail class B                                                    (703)        (10)         (8)         --          --          --
  Total distributions                                           (15,858)     (3,548)     (1,312)       (183)     (2,035)         --
CAPITAL SHARE TRANSACTIONS (1):
Institutional class
 Proceeds from sales                                            137,773      60,768      31,596      30,230      49,164      50,343
 Shares issued in connection with the aquisition
  of Limited Volatility Stock Fund                                   --          --          --          --          --          --
 Reinvestment of distributions                                   12,244       3,115         340          54       1,290          --
 Payments for redemptions                                       (91,574)    (17,586)     (6,880)     (2,013)    (10,326)     (8,022)
Increase in net assets from Institutional class transactions     58,443      46,297      25,056      28,271      40,128      42,321
Retail class A:
 Proceeds from sales                                             13,106       4,213       9,822         275       2,008         463
 Reinvestment of distributions                                    1,083         261          12           1          11          --
 Payments for redemptions                                        (4,762)     (1,456)     (8,599)        (31)       (960)        (87)
Increase (decrease) in net assets from Retail class A
 transactions                                                     9,427       3,018       1,235         245       1,059         376
Retail class B:
 Proceeds from sales                                             20,498       6,573         546         249       1,004         294
 Reinvestment of distributions                                      685           9           8          --           5          --
 Payments for redemptions                                        (1,808)       (119)        (66)        (33)       (150)        (32)
Increase in net assets from Retail class B transactions          19,375       6,463         488         216         859         262
Increase in net assets from capital share transactions           87,245      55,778      26,779      28,732      42,046      42,959
Total increase in net assets                                    101,004     106,555      33,321      35,412      42,795      47,133
NET ASSETS AT BEGINNING OF PERIOD                               211,130     104,575      42,370       6,958      95,582      48,449
NET ASSETS AT END OF PERIOD (2)                                $312,134    $211,130    $ 75,691    $ 42,370    $138,377    $ 95,582
(1)Capital share transactions:
 Shares issued                                                    8,026       4,305       2,283       2,628       4,841       5,347
 Shares issued in connection with the aquisition
  of Limited Volatility Stock Fund                                   --          --          --          --          --          --
 Shares issued in lieu of cash distributions                        772         261          26           5         130          --
 Shares redeemed                                                 (5,208)     (1,227)       (483)       (170)     (1,014)       (876)
Total Institutional class transactions                            3,590       3,339       1,826       2,463       3,957       4,471
Retail class A:
 Shares issued                                                      765         289         701          22         199          49
 Shares issued in lieu of cash distributions                         69          22           1          --           1          --
 Shares redeemed                                                   (275)       (106)       (605)         (2)        (94)         (9)
Total Retail class A transactions                                   559         205          97          20         106          40
Retail class B:
 Shares issued                                                    1,196         441          39          21         100          31
 Shares issued in lieu of cash distributions                         44           1           1          --           1          --
 Shares redeemed                                                   (105)         (8)         (5)         (3)        (15)         (3)

Total Retail class B transactions                                 1,135         434          35          18          86          28
NET INCREASE IN CAPITAL SHARES                                    5,284       3,978       1,958       2,501       4,149       4,539


                        [WIDE TABLE CONTINUED FROM ABOVE]


                                                                  SCIENCES             TECHNOLOGY
                                                                    FUND                  FUND
                                                                 1/31/96          10/1/95     10/1/94
                                                                      to               to          to
                                                                 9/30/96(3)       9/30/96     9/30/95
OPERATIONS:
Investment income (loss)--net                                  $       29    $      (332)   $    (67)
Net realized gain (loss) on investments                               119          6,494       3,397
Net realized gain on futures contracts                                 --             --          --
Net realized gain on forward foreign currency contracts
 and foreign currency transactions                                     --             --          --
Net change in unrealized appreciation (depreciation) of
 investments                                                          (74)         5,242       6,007
Net change in unrealized appreciation on futures contracts             --             --          --
Net change in unrealized appreciation (depreciation) on
 forward foreign  currency contracts, foreign currency and
 translation of other
 assets and liabilities in foreign currency                            --             --          --
Net increase in net assets resulting from operations                   74         11,404       9,337
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net:
 Institutional class                                                   (9)            --          --
 Retail class A                                                        --             --          --
 Retail class B                                                        --             --          --
Net realized gain on investments:
 Institutional class                                                   --         (3,429)       (174)
 Retail class A                                                        --           (179)         (2)
 Retail class B                                                        --           (249)         --
  Total distributions                                                  (9)        (3,857)       (176)
CAPITAL SHARE TRANSACTIONS (1):
Institutional class
 Proceeds from sales                                               14,449         34,655      15,964
 Shares issued in connection with the aquisition
  of Limited Volatility Stock Fund                                     --             --          --
 Reinvestment of distributions                                          2            826          26
 Payments for redemptions                                          (2,008)        (6,682)     (1,921)
Increase in net assets from Institutional class transactions       12,443         28,799      14,069
Retail class A:
 Proceeds from sales                                                  618         11,478       1,267
 Reinvestment of distributions                                         --            176           2
 Payments for redemptions                                              (4)        (8,918)        (72)
Increase (decrease) in net assets from Retail class A
 transactions                                                         614          2,736       1,197
Retail class B:
 Proceeds from sales                                                  287          2,808       1,825
 Reinvestment of distributions                                         --            237          --
 Payments for redemptions                                             (14)          (612)        (39)
Increase in net assets from Retail class B transactions               273          2,433       1,786
Increase in net assets from capital share transactions             13,330         33,968      17,052
Total increase in net assets                                       13,395         41,515      26,213
NET ASSETS AT BEGINNING OF PERIOD                                      --         32,767       6,554
NET ASSETS AT END OF PERIOD (2)                                $   13,395    $    74,282    $ 32,767
(1)Capital share transactions:
 Shares issued                                                      1,478          2,102       1,158
 Shares issued in connection with the aquisition
  of Limited Volatility Stock Fund                                     --             --          --
 Shares issued in lieu of cash distributions                           --             54           2
 Shares redeemed                                                     (214)          (411)       (136)
Total Institutional class transactions                              1,264          1,745       1,024
Retail class A:
 Shares issued                                                         64            667          79
 Shares issued in lieu of cash distributions                           --             12          --
 Shares redeemed                                                       --           (510)         (4)
Total Retail class A transactions                                      64            169          75
Retail class B:
 Shares issued                                                         30            167         115
 Shares issued in lieu of cash distributions                           --             16          --
 Shares redeemed                                                       (1)           (37)         (2)

Total Retail class B transactions                                      29            146         113
NET INCREASE IN CAPITAL SHARES                                      1,357          2,060       1,212



(2)Includes undistributed (distribution in excess of) net investment income
(000) of $103 and $104 for Equity Income Fund, $195 and $110 for Equity Index
Fund, $1,113 and $497 for Stock Fund, $187 and $146 for Diversified Growth
Fund, $148 and $75 for Special Equity Fund, $1,177 and $317 for Regional
Equity Fund, $(3) accumulated net investment loss and $19 for Emerging Growth
Fund, $716 and $1,609 for International Fund, $20 and $0 for Health Sciences
Fund, and accumulated net investment (loss) of $(3) and $0 for Technology
Fund at September 30, 1996 and September 30, 1995, respectively.


(3)The Health Sciences Fund commenced operations on January 31, 1996.

(4)Represents a distribution in excess of net investment income due to the tax treatment of foreign currency related transactions.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS



FINANCIAL HIGHLIGHTS


For the periods ended September 30, 1996
For a share outstanding throughout the period

                                                                                                                           RATIO OF
                                                                                                           RATIO OF NET  EXPENSES TO
             NET ASSET                   DIVIDENDS    NET ASSET                              RATIO OF       INVESTMENT     AVERAGE
               VALUE          NET        FROM NET       VALUE                 NET ASSETS    EXPENSES TO      INCOME TO    NET ASSETS
             BEGINNING    INVESTMENT    INVESTMENT     END OF      TOTAL        END OF        AVERAGE         AVERAGE     (EXCLUDING
             OF PERIOD      INCOME        INCOME       PERIOD      RETURN    PERIOD (000)   NET ASSETS      NET ASSETS     WAIVERS)
PRIME OBLIGATIONS
INSTITUTIONAL CLASS
1996           $1.00        $0.052        $(0.052)      $1.00       5.34%     $3,166,213       0.45%           5.20%         0.54%
1995            1.00         0.055         (0.055)       1.00       5.64       2,911,055       0.45            5.53          0.60
1994            1.00         0.035         (0.035)       1.00       3.56       1,307,347       0.45            3.58          0.60
1993            1.00         0.030         (0.030)       1.00       3.02         682,988       0.45            2.97          0.62
1992            1.00         0.039         (0.039)       1.00       4.02         203,765       0.45            3.90          0.59
1991            1.00         0.064         (0.064)       1.00       6.60         193,650       0.45            6.43          0.57
1990(1)         1.00         0.046         (0.046)       1.00       4.73+        239,231       0.45            7.90          0.55
RETAIL CLASS A
1996           $1.00        $0.050        $(0.050)      $1.00       5.08%     $  135,146       0.70%           4.94%         0.79%
1995(3)         1.00         0.038         (0.038)       1.00       3.84+         96,083       0.70            5.43          0.82%
RETAIL CLASS B
1996           $1.00        $0.042        $(0.042)      $1.00       4.29%     $    1,763       1.45%           4.15%         1.54%
1995(4)         1.00         0.032         (0.032)       1.00       3.28+             14       1.45            4.70          1.57
CORPORATE TRUST CLASS
1996           $1.00        $0.051        $(0.051)      $1.00       5.18%     $  109,213       0.60%           4.98%         0.69%
1995(5)         1.00         0.038         (0.038)       1.00       3.86+          9,735       0.60            5.51          0.72
GOVERNMENT OBLIGATIONS
INSTITUTIONAL CLASS
1996           $1.00        $0.051        $(0.051)      $1.00       5.24%     $  777,594       0.45%           5.10%         0.54%
1995            1.00         0.054         (0.054)       1.00       5.55         551,286       0.45            5.44          0.60
1994            1.00         0.034         (0.034)       1.00       3.48         455,869       0.45            3.61          0.61
1993            1.00         0.028         (0.028)       1.00       2.87         237,331       0.45            2.83          0.65
1992            1.00         0.038         (0.038)       1.00       3.85          93,770       0.45            3.71          0.64
1991            1.00         0.060         (0.060)       1.00       6.22          72,824       0.45            5.90          0.68
1990(1)         1.00         0.045         (0.045)       1.00       4.56+         29,704       0.45            7.60          0.98
CORPORATE TRUST CLASS
1996           $1.00        $0.050        $(0.050)      $1.00       5.08%     $  269,382       0.60%           4.96%         0.69%
1995(3)         1.00         0.038         (0.038)       1.00       3.85+        198,859       0.60            5.45          0.70
TREASURY OBLIGATIONS
INSTITUTIONAL CLASS
1996           $1.00        $0.050        $(0.050)      $1.00       5.15%     $  317,392       0.45%           5.00%         0.55%
1995(5)         1.00         0.038         (0.038)       1.00       3.83+        117,171       0.45            5.50          0.55
CORPORATE TRUST CLASS
1996           $1.00        $0.049        $(0.049)      $1.00       5.00%     $1,616,130       0.60%           4.86%         0.70%
1995            1.00         0.051         (0.051)       1.00       5.22       1,038,818       0.60            5.13          0.70
1994(2)         1.00         0.031         (0.031)       1.00       3.12+        746,090       0.58            3.19          0.68

+Returns are for the period indicated and have not been annualized.
(1) Commenced operations on March 1, 1990. All ratios for the period have been annualized.
(2) Commenced operations on October 4, 1993. All ratios for the period have been annualized.
(3) Commenced operations on January 21, 1995. All ratios for the period have been annualized.
(4) Commenced operations on January 23, 1995. All ratios for the period have been annualized.
(5) Commenced operations on January 24, 1995. All ratios for the period have been annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



For the periods ended September 30, 1996
For a share outstanding throughout the period

                                           REALIZED
                                             AND
                  NET ASSET               UNREALIZED    DIVIDENDS                   NET ASSET
                    VALUE        NET       GAINS OR     FROM NET    DISTRIBUTIONS     VALUE                   NET ASSETS
                  BEGINNING  INVESTMENT   (LOSSES) ON  INVESTMENT       FROM         END OF       TOTAL         END OF
                  OF PERIOD    INCOME     INVESTMENTS    INCOME     CAPITAL GAINS    PERIOD     RETURN (A)   PERIOD (000)
LIMITED TERM INCOME
INSTITUTIONAL CLASS
1996               $ 9.92       $0.58       $(0.01)      $(0.58)       $   --        $ 9.91        5.93%       $ 93,588
1995                 9.85        0.56         0.07        (0.56)           --          9.92        6.57         111,439
1994(1)             10.02        0.29        (0.17)       (0.29)           --          9.85        1.24+         70,266
RETAIL CLASS A
1996               $ 9.92       $0.58       $(0.01)      $(0.58)       $   --        $ 9.91        5.93%       $  7,627
1995                 9.85        0.56         0.07        (0.56)           --          9.92        6.57           9,977
1994                10.06        0.44        (0.22)       (0.43)           --          9.85        2.21           9,509
1993(2)             10.00        0.29         0.07        (0.30)           --         10.06        3.61+        121,800
INTERMEDIATE TERM INCOME
INSTITUTIONAL CLASS
1996               $ 9.94       $0.55       $   --       $(0.55)       $(0.01)       $ 9.93        5.63%       $ 98,702
1995                 9.55        0.58         0.39        (0.58)           --          9.94       10.51          88,375
1994(1)             10.01        0.31        (0.46)       (0.31)           --          9.55       (1.48)+        68,445
RETAIL CLASS A
1996               $ 9.94       $0.55       $   --       $(0.55)       $(0.01)       $ 9.93        5.63%       $  2,213
1995                 9.55        0.59         0.38        (0.58)           --          9.94       10.51           2,437
1994                10.22        0.46        (0.56)       (0.46)        (0.11)         9.55       (1.05)          3,208
1993(2)             10.00        0.41         0.29        (0.41)        (0.07)        10.22        7.21+         67,291
INTERMEDIATE GOVERNMENT BOND
INSTITUTIONAL CLASS
1996               $ 9.29       $0.54       $(0.11)      $(0.54)       $   --        $ 9.18        4.74%       $140,230
1995                 8.98        0.54         0.31        (0.54)           --          9.29        9.82         100,168
1994(1)              9.41        0.27        (0.43)       (0.27)           --          8.98       (1.66)+        27,776
RETAIL CLASS A
1996               $ 9.29       $0.54       $(0.10)      $(0.54)       $   --        $ 9.19        4.85%       $  3,320
1995                 8.98        0.54         0.31        (0.54)           --          9.29        9.82           2,860
1994                 9.52        0.41        (0.51)       (0.39)        (0.05)         8.98       (1.13)          1,977
1993                10.18        0.44         0.02        (0.44)        (0.68)         9.52        4.99           3,716
1992                10.25        0.60         0.28        (0.60)        (0.35)        10.18        8.88             589
1991(3)             10.01        0.65         0.24        (0.65)           --         10.25        9.13+          1,756
1990(4)             10.05        0.75        (0.04)       (0.75)           --         10.01        7.41           1,573
1989(4)              9.99        0.74         0.06        (0.74)           --         10.05        8.35           1,501
1988(4)(5)          10.03        0.58        (0.01)       (0.61)           --          9.99        6.18+            375
FIXED INCOME
INSTITUTIONAL CLASS
1996               $10.97       $0.63       $(0.11)      $(0.63)       $(0.10)       $10.76        4.90%       $391,211
1995                10.37        0.66         0.62        (0.65)        (0.03)        10.97       12.86         289,816
1994(1)             11.11        0.38        (0.74)       (0.38)           --         10.37       (3.23)+        90,187
RETAIL CLASS A
1996               $10.98       $0.61       $(0.11)      $(0.61)       $(0.10)       $10.77        4.64%       $  8,332
1995                10.37        0.66         0.61        (0.63)        (0.03)        10.98       12.78           7,853
1994                11.38        0.57        (0.89)       (0.57)        (0.12)        10.37       (2.92)          8,028
1993                11.13        0.62         0.36        (0.61)        (0.12)        11.38        9.20          53,601
1992                10.59        0.66         0.60        (0.66)        (0.06)        11.13       12.34           5,645
1991(3)             10.01        0.65         0.58        (0.65)           --         10.59       12.48+          6,045
1990(4)             10.44        0.74        (0.26)       (0.74)        (0.17)        10.01        5.14           2,209
1989(4)             10.13        0.74         0.31        (0.74)           --         10.44       10.93             555
1988(4)(5)          10.03        0.62         0.13        (0.65)           --         10.13        8.07+            240
RETAIL CLASS B
1996               $10.94       $0.52       $(0.11)      $(0.53)       $(0.10)       $10.72        3.93%       $ 16,092
1995                10.35        0.58         0.60        (0.56)        (0.03)        10.94       11.75           7,280
1994(6)             10.54        0.08        (0.17)       (0.10)           --         10.35       (0.88)+           115


                       [WIDE TABLE CONTINUED FROM ABOVE]


                                RATIO OF      RATIO OF
                                  NET        EXPENSES TO
                  RATIO OF     INVESTMENT      AVERAGE
                EXPENSES TO    INCOME TO     NET ASSETS
                 AVERAGE        AVERAGE      (EXCLUDING     PORTFOLIO
                NET ASSETS     NET ASSETS     WAIVERS)    TURNOVER RATE

LIMITED TERM INCOME
INSTITUTIONAL CLASS
1996               0.60%         5.80%         0.84%           61%
1995               0.60          5.67          0.97           120
1994(1)            0.60          4.40          1.03            48
RETAIL CLASS A
1996               0.60%         5.80%         1.09%           61%
1995               0.60          5.60          1.22           120
1994               0.60          4.17          1.23            48
1993(2)            0.60          3.61          1.27           104
INTERMEDIATE TERM INCOME
INSTITUTIONAL CLASS
1996               0.70%         5.45%         0.88%          161%
1995               0.70          5.94          0.94            69
1994(1)            0.58          4.81          1.07           177
RETAIL CLASS A
1996               0.70%         5.43%         1.13%          161%
1995               0.70          5.97          1.19            69
1994               0.69          2.48          1.24           177
1993(2)            0.70          4.90          1.29           163
INTERMEDIATE GOVERNMENT BOND
INSTITUTIONAL CLASS
1996               0.70%         5.85%         0.85%           29%
1995               0.70          6.13          0.97            17
1994(1)            0.36          5.32          1.45            74
RETAIL CLASS A
1996               0.70%         5.85%         1.10%           29%
1995               0.70          6.10          1.22            17
1994               0.53          4.49          2.14            74
1993               0.71          4.00          4.73           182
1992               0.99          6.03         14.14           101
1991(3)            0.99          6.99          6.76           100
1990(4)            1.08          7.57          5.55            40
1989(4)            1.19          7.49          9.65            72
1988(4)(5)         0.95          6.78         17.20             0
FIXED INCOME
INSTITUTIONAL CLASS
1996               0.70%         5.81%         0.87%          108%
1995               0.70          6.28          0.94           106
1994(1)            0.61          5.53          0.92           142
RETAIL CLASS A
1996               0.95%         5.55%         1.12%          108%
1995               0.86          6.14          1.19           106
1994               0.68          3.83          1.06           142
1993               0.70          5.65          1.14            91
1992               0.99          6.12          2.68           180
1991(3)            0.99          6.85          4.11           176
1990(4)            1.07          7.49          5.46           144
1989(4)            1.22          7.26         22.44           157
1988(4)(5)         0.96          7.18         20.70            93
RETAIL CLASS B
1996               1.70%         4.81%         1.87%          108%
1995               1.70          5.12          1.94           106
1994(6)            1.70          4.89          1.92           142

+Returns are for the period indicated and have not been annualized.
(A) Excluding sales charges.
(1) Institutional Class shares have been offered since February 4, 1994. All ratios for the period have been annualized.
(2) Commenced operations on December 14, 1992. All ratios for the period have been annualized.
(3) On September 3, 1991, the Board of Directors of FAIF approved a change in the FAIF's fiscal year end from October 31 to September 30, effective September 30, 1991.
    All ratios for the period have been annualized.
(4) For the period ended October 31.
(5) Commenced operations on December 22, 1987. All ratios for the period have been annualized.
(6) Retail Class B shares have been offered since August 15, 1994. All ratios for the period have been annualized.




For the periods ended September 30, 1996
For a share outstanding throughout the period.

                                             REALIZED
                                               AND
                                           UNREALIZED    DIVIDENDS                 DISTRIBUTIONS  NET ASSET
                NET ASSET         NET       GAINS OR     FROM NET   DISTRIBUTIONS       FROM        VALUE               NET ASSETS
             VALUE BEGINNING  INVESTMENT   (LOSSES) ON  INVESTMENT      FROM           RETURN      END OF      TOTAL      END OF
                OF PERIOD       INCOME     INVESTMENTS    INCOME    CAPITAL GAINS    OF CAPITAL    PERIOD    RETURN(A)  PERIOD (000)
INTERMEDIATE TAX FREE
INSTITUTIONAL CLASS
1996             $10.72          $0.46       $ 0.00       $(0.46)      $(0.07)        $   --      $10.65       4.35%     $ 66,994
1995              10.28           0.49         0.43        (0.48)          --             --       10.72       9.15        46,025
1994(1)           10.89           0.29        (0.61)       (0.29)          --             --       10.28      (2.91)+       6,168
RETAIL CLASS A
1996             $10.72          $0.46       $ 0.01       $(0.46)      $(0.07)        $   --      $10.66       4.45%     $  2,618
1995              10.28           0.49         0.43        (0.48)          --             --       10.72       9.15           983
1994              10.92           0.44        (0.57)       (0.44)       (0.07)            --       10.28      (1.25)        1,128
1993              10.56           0.47         0.42        (0.47)       (0.06)            --       10.92       8.66         2,969
1992              10.34           0.53         0.22        (0.53)          --             --       10.56       7.23           725
1991(2)           10.04           0.50         0.31        (0.50)       (0.01)            --       10.34       8.15           637
1990(3)           10.08           0.56        (0.04)       (0.56)          --             --       10.04       5.31           537
1989(3)           10.19           0.56        (0.11)       (0.56)          --             --       10.08       4.57           491
1988(3)(4)        10.03           0.47         0.16        (0.47)          --             --       10.19       6.73+          425
MINNESOTA INSURED INTERMEDIATE TAX FREE
INSTITUTIONAL CLASS
1996             $ 9.92          $0.45       $ 0.02       $(0.45)      $(0.03)        $   --      $ 9.91       4.80%     $ 93,394
1995               9.59           0.45         0.33        (0.45)          --             --        9.92       8.34        61,693
1994(5)           10.00           0.25        (0.41)       (0.25)          --             --        9.59      (1.58)+      20,272
RETAIL CLASS A
1996             $ 9.92          $0.45       $ 0.02       $(0.45)      $(0.03)        $   --      $ 9.91       4.80%     $  3,916
1995               9.58           0.46         0.33        (0.45)          --             --        9.92       8.46         2,219
1994(5)           10.00           0.25        (0.42)       (0.25)          --             --        9.58      (1.68)+       1,508
COLORADO INTERMEDIATE TAX FREE
INSTITUTIONAL CLASS
1996             $10.51          $0.49       $(0.04)      $(0.49)      $(0.05)        $   --      $10.42       4.39%     $ 48,927
1995              10.16           0.48         0.36        (0.49)          --             --       10.51       8.47        50,071
1994(6)           10.00           0.22         0.16        (0.22)          --             --       10.16       3.76+        7,281
RETAIL CLASS A
1996             $10.51          $0.49       $(0.04)      $(0.49)      $(0.05)        $   --      $10.42       4.39%     $  2,861
1995              10.15           0.49         0.36        (0.49)          --             --       10.51       8.57         2,189
1994(6)           10.00           0.21         0.16        (0.22)          --             --       10.15       3.66+          693
ASSET ALLOCATION
INSTITUTIONAL CLASS
1996             $11.72          $0.37       $ 1.03       $(0.37)      $(0.41)        $   --      $12.34      12.37%     $ 54,781
1995              10.38           0.38         1.58        (0.37)       (0.25)            --       11.72      19.75        43,210
1994(1)           10.68           0.20        (0.30)       (0.20)          --             --       10.38      (0.90)+      47,227
RETAIL CLASS A
1996             $11.73          $0.34       $ 1.03       $(0.34)      $(0.41)        $   --      $12.35      12.09%     $  1,841
1995              10.39           0.36         1.58        (0.35)       (0.25)            --       11.73      19.51           993
1994              10.60           0.27        (0.08)       (0.26)       (0.14)            --       10.39       1.81           707
1993(7)           10.00           0.19         0.60        (0.19)          --             --       10.60       8.01+       56,393
RETAIL CLASS B
1996             $11.68          $0.25       $ 1.02       $(0.25)      $(0.41)        $   --      $12.29      11.29%     $  2,300
1995              10.37           0.27         1.57        (0.28)       (0.25)            --       11.68      18.51           571
1994(8)           10.40           0.05        (0.03)       (0.05)          --             --       10.37       0.19            11
BALANCED
INSTITUTIONAL CLASS
1996             $12.13          $0.42       $ 1.43       $(0.42)      $(0.41)        $   --      $13.15      15.89%     $332,786
1995              10.54           0.40         1.73        (0.39)       (0.15)            --       12.13      20.89       192,145
1994(1)           10.86           0.25        (0.32)       (0.25)          --             --       10.54      (0.64)+     125,285
RETAIL CLASS A
1996             $12.12          $0.39       $ 1.43       $(0.39)      $(0.41)        $   --      $13.14      15.61%       20,927
1995              10.54           0.38         1.72        (0.37)       (0.15)            --       12.12      20.57        15,288
1994              10.73           0.34        (0.02)       (0.34)       (0.17)            --       10.54       3.02        13,734
1993(7)           10.00           0.28         0.75        (0.28)       (0.02)            --       10.73      10.39+      111,225
RETAIL CLASS B
1996             $12.09          $0.31       $ 1.42       $(0.31)      $(0.41)        $   --      $13.10      14.78%     $ 15,542
1995              10.53           0.29         1.71        (0.29)       (0.15)            --       12.09      19.58         3,120
1994(8)           10.66           0.06        (0.12)       (0.07)          --             --       10.53      (0.55)+         270
REAL ESTATE SECURITIES FUND
INSTITUTIONAL CLASS
1996             $10.37          $0.57       $ 1.29       $(0.53)      $   --         $(0.17)     $11.53      18.53%     $ 17,895
1995(9)           10.00           0.13         0.39        (0.11)          --          (0.04)      10.37       5.19+        5,756
RETAIL CLASS A
1996             $10.38          $0.52       $ 1.30       $(0.51)      $   --         $(0.17)     $11.52      18.17%     $    226
1995(10)          10.37             --         0.01           --           --             --       10.38       0.00             1
RETAIL CLASS B
1996             $10.37          $0.44       $ 1.27       $(0.45)      $   --         $(0.17)     $11.46      17.00%     $    263
1995(10)          10.37             --           --           --           --             --       10.37       0.00             1


                       [WIDE TABLE CONTINUED FROM ABOVE]


                                RATIO OF     RATIO OF
                                  NET       EXPENSES TO
                 RATIO OF     INVESTMENT      AVERAGE                   AVERAGE
                EXPENSES TO    INCOME TO    NET ASSETS    PORTFOLIO   COMMISSION
                 AVERAGE       AVERAGE     (EXCLUDING     TURNOVER       RATE
                NET ASSETS    NET ASSETS     WAIVERS)       RATE          (B)

INTERMEDIATE TAX FREE
INSTITUTIONAL CLASS
1996               0.66%         4.35%         0.92%          53%           --
1995               0.67          4.73          1.05           68            --
1994(1)            0.45          4.48          2.20           52            --
RETAIL CLASS A
1996               0.66%         4.35%         1.17%          53%           --
1995               0.67          4.71          1.30           68            --
1994               0.59          4.13          2.78           52            --
1993               0.71          4.31          5.09           27            --
1992               0.99          4.83         16.09           23            --
1991(2)            0.99          5.35         15.48           15            --
1990(3)            1.08          5.58         13.85            4            --
1989(3)            1.09          5.57         19.55            4            --
1988(3)(4)         0.84          5.87         13.60            0            --
MINNESOTA INSURED INTERMEDIATE TAX FREE
INSTITUTIONAL CLASS
1996               0.70%         4.53%         0.93%          19%           --
1995               0.70          4.76          1.00           38            --
1994(5)            0.67          4.57          1.59           22            --
RETAIL CLASS A
1996               0.70%         4.52%         1.18%          19%           --
1995               0.70          4.74          1.25           38            --
1994(5)            0.67          4.57          1.84           22            --
COLORADO INTERMEDIATE TAX FREE
INSTITUTIONAL CLASS
1996               0.70%         4.69%         0.93%          20%           --
1995               0.70          4.84          1.02           19            --
1994(6)            0.69          4.51          4.71            4            --
RETAIL CLASS A
1996               0.70%         4.69%         1.18%          20%           --
1995               0.70          4.83          1.27           19            --
1994(6)            0.69          4.51          4.96            4            --
ASSET ALLOCATION
INSTITUTIONAL CLASS
1996               0.80%         3.08%         1.03%          57%      $0.0409
1995               0.79          3.53          1.01           87            --
1994(1)            0.75          2.91          1.12           32            --
RETAIL CLASS A
1996               1.05%         2.84%         1.28%          57%      $0.0409
1995               0.99          3.29          1.26           87            --
1994               0.75          2.01          1.29           32            --
1993(7)            0.75          2.40          1.34           31            --
RETAIL CLASS B
1996               1.80%         2.12%         2.03%          57%      $0.0409
1995               1.79          2.35          2.01           87            --
1994(8)            1.75          1.94          2.12           32            --
BALANCED
INSTITUTIONAL CLASS
1996               0.80%         3.31%         0.89%          73%      $0.0619
1995               0.79          3.61          0.94           77            --
1994(1)            0.75          3.51          1.05           98            --
RETAIL CLASS A
1996               1.05%         3.05%         1.14%          73%      $0.0619
1995               0.99          3.41          1.19           77            --
1994               0.77          2.63          1.24           98            --
1993(7)            0.75          3.31          1.29           77            --
RETAIL CLASS B
1996               1.80%         2.32%         1.89%          73%      $0.0619
1995               1.79          2.60          1.94           77            --
1994(8)            1.75          2.80          2.05           98            --
REAL ESTATE SECURITIES FUND
INSTITUTIONAL CLASS
1996               0.80%         5.13%         1.51%           8%      $0.0704
1995(9)            0.80          6.01          2.34            0            --
RETAIL CLASS A
1996               1.05%         4.36%         1.76%           8%      $0.0704
1995(10)           1.05          0.00          2.59            0            --
RETAIL CLASS B
1996               1.80%         4.29%         2.51%           8%      $0.0704
1995(10)           1.80          0.00          3.34            0            --


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



For the periods ended September 30,

For a share outstanding throughout the period


                                        REALIZED
                                           AND
               NET ASSET               UNREALIZED    DIVIDENDS                   NET ASSET
                 VALUE        NET       GAINS OR     FROM NET    DISTRIBUTIONS     VALUE                   NET ASSETS
               BEGINNING  INVESTMENT   (LOSSES) ON  INVESTMENT       FROM         END OF       TOTAL         END OF
               OF PERIOD    INCOME     INVESTMENTS    INCOME     CAPITAL GAINS    PERIOD     RETURN (A)   PERIOD (000)
EQUITY INCOME
INSTITUTIONAL CLASS
1996            $11.24       $0.42       $ 1.43       $(0.42)       $(0.01)       $12.66       16.79%       $ 64,590
1995              9.89        0.41         1.35        (0.41)           --         11.24       18.24          52,126
1994(11)          9.90        0.07        (0.03)       (0.05)           --          9.89        0.45+         17,489
RETAIL CLASS A
1996            $11.24       $0.39       $ 1.42       $(0.39)       $(0.01)       $12.65       16.41%       $  2,581
1995              9.89        0.41         1.33        (0.39)           --         11.24       18.06           1,995
1994(12)          9.87        0.41           --        (0.39)           --          9.89        4.22+          1,852
1993(13)(14)     10.00        0.57        (0.14)       (0.56)           --          9.87        4.44+         28,786
RETAIL CLASS B
1996            $11.20       $0.31       $ 1.42       $(0.31)       $(0.01)       $12.61       15.66%       $  3,770
1995              9.88        0.33         1.32        (0.33)           --         11.20       17.10           1,233
1994(8)           9.87        0.04         0.02        (0.05)           --          9.88        0.57+              1
EQUITY INDEX
INSTITUTIONAL CLASS
1996            $13.34       $0.31       $ 2.31       $(0.31)       $(0.18)       $15.47       19.98%       $348,539
1995             10.67        0.28         2.75        (0.27)        (0.09)        13.34       29.17         218,932
1994(1)          10.85        0.20        (0.18)       (0.20)           --         10.67        0.18+        163,688
RETAIL CLASS A
1996            $13.35       $0.27       $ 2.32       $(0.27)       $(0.18)       $15.49       19.75%       $  6,221
1995             10.68        0.25         2.76        (0.25)        (0.09)        13.35       28.90           2,140
1994             10.60        0.25         0.09        (0.25)        (0.01)        10.68        3.25             758
1993(7)          10.00        0.20         0.60        (0.20)           --         10.60        8.02+        139,957
RETAIL CLASS B
1996            $13.30       $0.17       $ 2.31       $(0.17)       $(0.18)       $15.43       18.95%       $  8,252
1995             10.66        0.23         2.68        (0.18)        (0.09)        13.30       27.87           1,197
1994(8)          10.68        0.01         0.04        (0.07)           --         10.66        0.48+             29
STOCK
INSTITUTIONAL CLASS
1996            $19.56       $0.42       $ 4.09       $(0.42)       $(1.05)       $22.60       24.32%       $471,206
1995             16.50        0.36         3.64        (0.35)        (0.59)        19.56       25.50         312,559
1994(1)          16.47        0.25         0.03        (0.25)           --         16.50        1.70+        154,949
RETAIL CLASS A
1996            $19.57       $0.36       $ 4.07       $(0.36)       $(1.05)       $22.59       23.90%       $ 22,965
1995             16.51        0.33         3.64        (0.32)        (0.59)        19.57       25.26          13,076
1994             16.00        0.31         1.00        (0.30)        (0.50)        16.51        8.35           8,421
1993             14.04        0.22         1.99        (0.23)        (0.02)        16.00       15.82         134,186
1992             13.62        0.24         0.81        (0.29)        (0.34)        14.04        7.88           3,644
1991(2)          10.64        0.28         2.95        (0.22)        (0.03)        13.62       30.49+          2,386
1990(3)          12.09        0.25        (1.17)       (0.25)        (0.28)        10.64       (8.22)          1,161
1989(3)          10.35        0.25         1.70        (0.20)        (0.01)        12.09       20.33             323
1988(3)(4)       10.03        0.27         0.35        (0.30)           --         10.35        6.40+            206
RETAIL CLASS B
1996            $19.49       $0.22       $ 4.06       $(0.22)       $(1.05)       $22.50       23.08%       $ 23,316
1995             16.49        0.26         3.55        (0.22)        (0.59)        19.49       24.20           7,051

1994(8)          16.65        0.03        (0.10)       (0.09)          --          16.49       (0.43)+           346
DIVERSIFIED GROWTH
INSTITUTIONAL CLASS
1996            $11.78       $0.18       $ 1.88       $(0.18)       $  --       $13.66       17.58%       $225,900
1995              9.10        0.17         2.67        (0.16)          --         $11.78       31.57         132,854
1994(11)          8.92        0.03         0.18        (0.03)          --           9.10        2.36+         31,875
RETAIL CLASS A
1996            $11.75       $0.15       $ 1.88       $(0.15)       $  --         $13.63       17.38%       $  5,318
1995              9.09        0.15         2.66        (0.15)          --          11.75       31.21           2,710
1994(12)          9.39        0.10        (0.29)       (0.11)          --           9.09       (2.07)+         1,900
1993(13)(14)     10.00        0.11        (0.63)       (0.09)          --           9.39       (5.18)+        31,084
RETAIL CLASS B
1996            $11.73       $0.08       $ 1.84       $(0.08)       $  --         $13.57       16.41%       $  5,775
1995              9.09        0.09         2.65        (0.10)          --         $11.73       30.29             819
1994(8)           8.87        0.01         0.23        (0.02)          --           9.09        2.75+             12


                       [WIDE TABLE CONTINUED FROM ABOVE]

                                 RATIO OF        RATIO OF
                                   NET         EXPENSES TO
                RATIO OF       INVESTMENT        AVERAGE                     AVERAGE
               EXPENSES TO      INCOME TO      NET ASSETS     PORTFOLIO    COMMISSION
                 AVERAGE         AVERAGE       (EXCLUDING      TURNOVER       RATE
               NET ASSETS      NET ASSETS       WAIVERS)         RATE          (B)
EQUITY INCOME
INSTITUTIONAL CLASS
1996              0.75%            3.50%          0.95%          23%        $0.0700
1995              0.75             4.11           1.06           23              --
1994(11)          0.75             5.61           1.14          108              --
RETAIL CLASS A
1996              1.00%            3.25%          1.20%          23%        $0.0700
1995              0.92             3.91           1.31           23              --
1994(12)          0.88             4.88           1.39          108              --
1993(13)(14)      0.75             6.09           1.36           68              --
RETAIL CLASS B
1996              1.75%            2.49%          1.95%          23%        $0.0700
1995              1.75             3.05           2.06           23              --
1994(8)           1.75             4.39           2.14          108              --
EQUITY INDEX
INSTITUTIONAL CLASS
1996              0.35%            2.14%          0.90%          10%        $0.0377
1995              0.35             2.41           0.95            9              --
1994(1)           0.35             2.59           1.03           11              --
RETAIL CLASS A
1996              0.60%            1.87%          1.15%          10%        $0.0377
1995              0.57             2.16           1.20            9              --
1994              0.35             2.23           1.23           11              --
1993(7)           0.35             2.52           1.30            1              --
RETAIL CLASS B
1996              1.35%            1.11%          1.90%          10%        $0.0377
1995              1.35             1.34           1.95            9              --
1994(8)           1.35             1.68           2.03           11              --
STOCK
INSTITUTIONAL CLASS
1996              0.80%            1.90%          0.88%          40%        $0.0653
1995              0.79             2.10           0.94           52              --
1994(1)           0.75             2.28           1.01           65              --
RETAIL CLASS A
1996              1.05%            1.64%          1.13%          40%        $0.0653
1995              1.00             1.89           1.19           52              --
1994              0.76             1.51           1.20           65              --
1993              0.75             1.94           1.28           48              --
1992              1.45             1.75           4.46           39              --
1991(2)           1.45             2.47           7.42           76              --
1990(3)           1.45             2.24           9.47           41              --
1989(3)           1.24             2.26          36.39           74              --
1988(3)(4)        1.02             2.67          28.60           80              --
RETAIL CLASS B
1996              1.80%            0.89%          1.88%          40%        $0.0653
1995              1.79             1.10           1.94           52              --
1994(8)           1.75             1.58          2.01            65              --
DIVERSIFIED GROWTH
INSTITUTIONAL CLASS
1996              0.79%            1.39%         0.92%           21%        $0.0593
1995              0.75             1.69          1.01            28              --
1994(11)          0.75             2.37          1.08           101              --
RETAIL CLASS A
1996              1.04%            1.13%         1.17%           21%        $0.0593
1995              0.92             1.52          1.26            28              --
1994(12)          0.90             1.15          1.33           101              --
1993(13)(14)      0.78             1.26          1.25             5              --
RETAIL CLASS B
1996              1.79%            0.36%         1.92%           21%        $0.0593
1995              1.75             0.58          2.01            28              --
1994(8)           1.75             1.20          2.08           101              --

+Returns are for the period indicated and have not been annualized.
(A) Excluding sales charges.
(B) Beginning in 1996, average commision rate paid per share is disclosed for all applicable security purchases and sales subject to commissions. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.
(1) Institutional Class shares have been offered since February 4, 1994. All ratios for the period have been annualized.
(2) On September 3, 1991, the Board of Directors of FAIF approved a change in the FAIF's fiscal year end from October 31 to September 30, effective September 30, 1991.
    All ratios for the period have been annualized.
(3) For the period ended October 31.
(4) Commenced operations on December 22, 1987. All ratios for the period have been annualized.
(5) Commenced operations on February 28, 1993. All ratios for the period have been annualized.
(6) Commenced operations on April 4, 1993. All ratios for the period have been annualized.
(7) Commenced operations on December 14, 1992. All ratios for the period have been annualized.
(8) Retail Class B shares have been offered since August 15, 1994. All ratios for the period have been annualized.
(9) Commenced operations on June 30, 1996. All ratios for the period have been annualized.
(10)Commenced operations on September 29, 1995. All ratios for the period have been annualized.
(11)Institutional Class shares have been offered since August 2, 1994. All ratios for the period have been annualized.
(12)On April 28, 1994 the Board of Directors of FAMF approved a change in the FAMF's fiscal year end from November 30 to September 30, effective September 30, 1994.
    On April 28, 1994, shareholders of the fund approved a change in the advisor from Boulevard National Bank to First Bank N.A. All ratios for the period have been annualized.
(13)For the period ended November 30.
(14)Commenced operations on December 18, 1992. All ratios for the period have been annualized.




For the period ended September 30, 1996

For a share outstanding throughout the period

                                      REALIZED
                                         AND
             NET ASSET      NET      UNREALIZED    DIVIDENDS                   NET ASSET
               VALUE    INVESTMENT    GAINS OR     FROM NET    DISTRIBUTIONS     VALUE                   NET ASSETS
             BEGINNING    INCOME     (LOSSES) ON  INVESTMENT       FROM         END OF       TOTAL         END OF
             OF PERIOD    (LOSS)     INVESTMENTS    INCOME     CAPITAL GAINS    PERIOD     RETURN (A)   PERIOD (000)
SPECIAL EQUITY
INSTITUTIONAL CLASS
1996          $17.89      $ 0.25       $ 3.95       $(0.24)       $(1.42)       $20.43        25.61%      $247,828
1995           17.30        0.38         1.61        (0.38)        (1.02)        17.89        12.84        201,786
1994(1)        16.34        0.22         0.96        (0.22)           --         17.30         7.31+       128,806
RETAIL CLASS A
1996          $17.89      $ 0.20       $ 3.94       $(0.20)       $(1.42)       $20.41        25.23%      $ 17,987
1995           17.30        0.35         1.60        (0.34)        (1.02)        17.89        12.63         11,609
1994           15.81        0.28         2.52        (0.28)        (1.03)        17.30        18.70          7,333
1993           13.61        0.23         2.32        (0.25)        (0.10)        15.81        18.91         81,899
1992           12.98        0.21         1.61        (0.27)        (0.92)        13.61        15.17          3,586
1991(2)        10.33        0.30         2.61        (0.26)           --         12.98        28.38+         3,423
1990(3)        12.96        0.47        (2.03)       (0.46)        (0.61)        10.33       (13.24)         2,761
1989(3)        11.55        0.47         1.39        (0.41)        (0.04)        12.96        17.41          2,000
1988(3)(4)     10.03        0.34         1.57        (0.39)           --         11.55        19.56+           578
RETAIL CLASS B
1996          $17.83      $ 0.09       $ 3.91       $(0.10)       $(1.42)       $20.31        24.35%      $ 12,847
1995           17.29        0.29         1.51        (0.24)        (1.02)        17.83        11.64          4,847
1994(5)        16.51        0.01         0.85        (0.08)           --         17.29         5.22+           370
REGIONAL EQUITY
INSTITUTIONAL CLASS
1996          $17.13      $ 0.09       $ 1.70       $(0.06)       $(1.11)       $17.75        11.27%      $259,138
1995           12.52        0.11         4.90        (0.08)        (0.32)        17.13        41.40        188,583
1994(1)        12.41        0.07         0.11        (0.07)           --         12.52         1.46+        96,045
RETAIL CLASS A
1996          $17.12      $ 0.04       $ 1.70       $(0.04)       $(1.11)       $17.71        10.97%      $ 25,325
1995           12.52        0.08         4.90        (0.06)        (0.32)        17.12        41.17         14,917
1994           11.96        0.08         0.71        (0.07)        (0.16)        12.52         6.76          8,345
1993(6)        10.00        0.05         1.96        (0.05)           --         11.96        20.17+        58,427
RETAIL CLASS B
1996          $16.99      $(0.04)      $ 1.64       $(0.01)       $(1.11)       $17.47        10.14%      $ 27,671
1995           12.50        0.04         4.80        (0.03)        (0.32)        16.99        39.98          7,630
1994(5)        12.19          --         0.33        (0.02)           --         12.50         2.73+           185
EMERGING GROWTH
INSTITUTIONAL CLASS
1996          $13.41      $(0.03)      $ 1.77       $(0.01)       $(0.35)       $14.79        13.39%      $ 73,025
1995           10.56        0.03         2.99        (0.02)        (0.15)        13.41        29.16         41,716
1994(7)        10.00        0.01         0.56        (0.01)           --         10.56         5.68+         6,849
RETAIL CLASS A
1996          $13.40      $(0.06)      $ 1.78       $   --        $(0.35)       $14.77        13.21%      $  1,867
1995           10.57        0.01         2.99        (0.02)        (0.15)        13.40        28.82            386
1994(7)        10.00        0.01         0.57        (0.01)           --         10.57         5.88+            91
RETAIL CLASS B
1996          $13.29      $(0.12)      $ 1.71       $   --        $(0.35)       $14.53        12.32%      $    799
1995           10.55       (0.03)        2.92           --         (0.15)        13.29        27.89            268
1994(5)         9.89       (0.01)        0.67           --            --         10.55         6.67+            18
INTERNATIONAL
INSTITUTIONAL CLASS
1996          $10.30      $(0.01)      $ 0.22       $(0.20)(C)    $   --        $10.31         2.11%      $135,238
1995           10.22        0.01         0.07           --            --         10.30         0.78         94,400
1994(7)        10.00       (0.01)        0.23           --            --         10.22         2.20+        47,963
RETAIL CLASS A
1996          $10.28      $(0.02)      $ 0.20       $(0.18)(C)    $   --        $10.28         1.84%      $  1,964
1995           10.21          --         0.07           --            --         10.28         0.69            876
1994(8)         9.98       (0.01)        0.24           --            --         10.21         2.30+           464
RETAIL CLASS B
1996          $10.20      $(0.07)      $ 0.17       $(0.16)(C)    $   --        $10.14         1.02%      $  1,175
1995           10.21       (0.03)        0.02           --            --         10.20        (0.10)           306
1994(5)        10.23       (0.01)       (0.01)          --            --         10.21        (0.20)+           22
HEALTH SCIENCES FUND
INSTITUTIONAL CLASS
1996(9)       $10.00      $ 0.03       $(0.15)      $(0.01)       $   --        $ 9.87        (1.20)%+    $ 12,485
RETAIL CLASS A
1996(9)        10.00      $ 0.01       $(0.14)      $(0.01)       $   --        $ 9.86        (1.32)%+    $    629
RETAIL CLASS B
1996(9)        10.00      $(0.02)      $(0.16)      $(0.01)       $   --        $ 9.81        (1.86)%+    $    281


                       [WIDE TABLE CONTINUED FROM ABOVE]


                               RATIO OF      RATIO OF
                                 NET        EXPENSES TO
              RATIO OF        INVESTMENT      AVERAGE                 AVERAGE
             EXPENSES TO     INCOME/LOSS    NET ASSETS   PORTFOLIO  COMMISSION
               AVERAGE        TO AVERAGE    (EXCLUDING    TURNOVER     RATE
             NET ASSETS       NET ASSETS     WAIVERS)       RATE        (B)

SPECIAL EQUITY
INSTITUTIONAL CLASS
1996            0.88%            1.35%         0.88%       143%      $0.0673
1995            0.88             2.30          0.95         72            --
1994(1)         0.79             1.93          1.03        116            --
RETAIL CLASS A
1996            1.13%            1.06%         1.13%       143%      $0.0673
1995            1.09             2.08          1.20         72            --
1994            0.81             1.88          1.23        116            --
1993            0.81             2.07          1.31        104            --
1992            1.50             1.61          4.18        146            --
1991(2)         1.50             2.60          5.13        116            --
1990(3)         1.50             4.09          4.21        113            --
1989(3)         1.38             4.07          8.68        102            --
1988(3)(4)      1.20             4.02         15.60         51            --
RETAIL CLASS B
1996            1.88%            0.25%         1.88%       143%      $0.0673
1995            1.88             1.22          1.95         72            --
1994(5)         1.68             0.47          2.03        116            --
REGIONAL EQUITY
INSTITUTIONAL CLASS
1996            0.88%            0.49%         0.90%        36%      $0.0697
1995            0.84             0.78          0.95         42            --
1994(1)         0.80             0.82          1.05         41            --
RETAIL CLASS A
1996            1.13%            0.24%         1.15%        36%      $0.0697
1995            1.05             0.58          1.20         42            --
1994            0.82             0.59          1.25         41            --
1993(6)         0.80             0.59          1.30         28            --
RETAIL CLASS B
1996            1.88%           (0.52)%        1.90%        36%      $0.0697
1995            1.84            (0.25)         1.95         42            --
1994(5)         1.80            (0.41)         2.05         41            --
EMERGING GROWTH
INSTITUTIONAL CLASS
1996            0.89%           (0.24)%        0.96%        39%      $0.0700
1995            0.84             0.20          1.19         51            --
1994(7)         0.80             0.23          2.59         19            --
RETAIL CLASS A
1996            1.14%           (0.52)%        1.21%        39%      $0.0700
1995            1.04             0.00          1.44         51            --
1994(7)         0.79             0.23          2.84         19            --
RETAIL CLASS B
1996            1.89%           (1.26)%        1.96%        39%      $0.0700
1995            1.84            (0.83)         2.19         51            --
1994(5)         1.80            (0.85)         3.59         19            --
INTERNATIONAL
INSTITUTIONAL CLASS
1996            1.72%           (0.06)%        1.72%       100%      $0.0345
1995            1.74             0.12          1.81         57            --
1994(7)         1.75            (0.19)         2.05         16            --
RETAIL CLASS A
1996            1.97%           (0.28)%        1.97%       100%      $0.0345
1995            1.93            (0.13)         2.06         57            --
1994(8)         1.75            (0.26)         2.30         16            --
RETAIL CLASS B
1996            2.72%           (0.96)%        2.72%       100%      $0.0345
1995            2.76            (0.95)         2.81         57            --
1994(5)         2.75            (0.71)         3.05         16            --
HEALTH SCIENCES FUND
INSTITUTIONAL CLASS
1996(9)         0.90%            0.43%         1.87%        19%      $0.0700
RETAIL CLASS A
1996(9)         1.15%            0.18%         2.12%        19%      $0.0700
RETAIL CLASS B
1996(9)         1.90%           (0.61)%        2.87%        19%      $0.0700


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




For the period ended September 30, 1996
For a share outstanding throughout the period

                                    REALIZED
                                      AND
          NET ASSET      NET      UNREALIZED    DIVIDENDS                   NET ASSET                                RATIO OF
            VALUE    INVESTMENT    GAINS OR     FROM NET    DISTRIBUTIONS     VALUE                   NET ASSETS    EXPENSES TO
          BEGINNING    INCOME     (LOSSES) ON  INVESTMENT       FROM         END OF       TOTAL         END OF        AVERAGE
          OF PERIOD    (LOSS)     INVESTMENTS    INCOME     CAPITAL GAINS    PERIOD     RETURN (A)   PERIOD (000)   NET ASSETS
TECHNOLOGY
INSTITUTIONAL CLASS
1996       $18.24      $(0.04)       $2.98       $  --         $(1.89)       $19.29        18.85%      $64,602         0.90%
1995        11.19       (0.03)        7.31          --          (0.23)        18.24        66.22        29,272         0.88
1994(7)     10.00       (0.01)        1.20          --             --         11.19        11.90+        6,491         0.80
RETAIL CLASS A
1996       $18.24      $(0.05)       $2.95       $  --         $(1.89)       $19.25        18.60%      $ 4,799         1.15%
1995        11.19       (0.03)        7.31          --          (0.23)        18.24        66.22         1,464         1.13
1994(7)     10.00       (0.01)        1.20          --             --         11.19        11.90+           61         0.80
RETAIL CLASS B
1996       $18.02      $(0.14)       $2.86       $  --         $(1.89)       $18.85        17.75%       $4,881         1.90%
1995        11.17       (0.04)        7.12          --          (0.23)        18.02        64.52         2,031         1.88
1994(5)      9.85       (0.02)        1.34          --             --         11.17        13.40+            2         1.80


                       [WIDE TABLE CONTINUED FROM ABOVE]


              RATIO OF      RATIO OF
                NET       EXPENSES TO
            INVESTMENT      AVERAGE                  AVERAGE
            INCOME/LOSS   NET ASSETS   PORTFOLIO   COMMISSION
            TO AVERAGE    (EXCLUDING    TURNOVER      RATE
            NET ASSETS     WAIVERS)       RATE         (B)

TECHNOLOGY
INSTITUTIONAL CLASS
1996         (0.60)%         1.01%        119%      $0.0700
1995         (0.35)          1.30          74            --
1994(7)      (0.21)          3.12          43            --
RETAIL CLASS A
1996         (0.85)%         1.26%        119%      $0.0700
1995         (0.61)          1.55          74            --
1994(7)      (0.21)          3.37          43            --
RETAIL CLASS B
1996         (1.60)%         2.01%        119%      $0.0700
1995         (1.41)          2.30          74            --
1994(5)      (1.44)          4.12          43            --

+Returns are for the period indicated and have not been annualized.
(A) Excluding sales charges.
(B) Beginning in 1996, average commission rate paid per share is disclosed for all applicable security purchases and sales subject to commissions. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.
(C) Represents a distribution in excess of net investment income due to the tax treatment of foreign currency related transactions.
(1) Institutional Class shares have been offered since February 4, 1994. All ratios for the period have been annualized.
(2) On September 3, 1991, the Board of Directors of FAIF approved a change in the FAIF's fiscal year end from October 31 to September 30, effective September 30, 1991. All ratios for the period have been annualized.
(3) For the period ended October 31.
(4) Commenced operations on December 22, 1987. All ratios for the period have been annualized.
(5) Retail Class B shares have been offered since August 15, 1994. All ratios for the period have been annualized.
(6) Commenced operations on December 14, 1992. All ratios for the period have been annualized.
(7) Commenced operations on April 4, 1994. All ratios for the period have been annualized.
(8) Retail Class A shares have been offered since April 7, 1994. All ratios for the period have been annualized.
(9) Commenced operations on January 31, 1996. All ratios for the period have been annualized.






NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 1996

1 ORGANIZATION

The First American Prime Obligations Fund, Government Obligations Fund and Treasury Obligations Fund are funds offered by First American Funds, Inc. (FAF). The First American Limited Term Income Fund, Intermediate Term Income Fund, Intermediate Government Bond Fund, Fixed Income Fund, Intermediate Tax Free Fund, Minnesota Insured Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Asset Allocation Fund, Balanced Fund, Real Estate Securities Fund, Equity Income Fund, Equity Index Fund, Stock Fund, Diversified Growth Fund, Special Equity Fund, Regional Equity Fund, Emerging Growth Fund, International Fund, Health Sciences Fund, and Technology Fund are funds offered by First American Investment Funds, Inc. (FAIF). FAF and FAIF (collectively the "Funds") are registered under the Investment Company Act of 1940, as amended, as open end, management investment companies. The Funds' articles of incorporation permit the Board of Directors to create additional funds in the future.

FAF offers Class A, Class B, Class C and Class D shares. Class B shares are only available pursuant to an exchange for Class B shares of another fund in the First American family. Class B shares may also be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C and D shares are offered only to qualifying institutional investors. Class A and B shares are not offered by the Government Obligations Fund or Treasury Obligations Fund.

FAIF offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares have no sales charge and are offered only to qualifying institutional investors.

The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies. All classes of shares in FAF and FAIF have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fees charged may differ among classes.

2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed by the Funds are as follows:

SECURITY VALUATION--Investment securities held by the FAF Funds are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

FAIF Fund investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity which are actively traded are valued by an independent pricing service at the most recently quoted bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Foreign securities are valued based upon quotation from the primary market in which they are traded.

SECURITY TRANSACTIONS AND INVESTMENT INCOME--The Funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income for the FAF funds are declared on a daily basis and are payable on the first business day of the following month.

Limited Term Income Fund, Intermediate Term Income Fund, Intermediate Government Bond Fund, Fixed Income Fund, Intermediate Tax Free Fund, Minnesota Insured Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Asset Allocation Fund, Balanced Fund, Equity Income Fund, Equity Index Fund, Stock Fund, Diversified Growth Fund and Special Equity Fund declare and pay income dividends monthly. Real Estate Securities Fund, Regional Equity Fund, Emerging Growth Fund, Health Sciences Fund and Technology Fund declare and pay income dividends quarterly.

A portion of the quarterly distributions of the Real Estate Securities Fund may be a return of capital. International Fund declares and pays dividends annually. Any net realized capital gains on sales of securities for a fund are distributed to shareholders at least annually.

FEDERAL TAXES--It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required. For Federal income tax purposes, required distributions related to realized gains from security transactions are computed as of October 31st.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales, foreign currency gains and losses, the "market-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes, the character of distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. In the Regional Equity Fund, a permanent difference resulted from a redemption-in-kind in the amount of $53,590,714 of which the resulting realized gains was recognized for book purposes but not for tax purposes. To the extent these differences are permanent, adjustments are made to the appropriate accounts in the period that the difference arises.

On the Statement of Net Assets the following adjustments were made (000):

                            ACCUMULATED     UNDISTRIBUTED
                           NET REALIZED    NET INVESTMENT
                            GAIN (LOSS)        INCOME        PAID-IN-CAPITAL
                           ------------    --------------    ---------------
PRIME OBLIGATIONS FUND       $     (9)         $    9            $    --
Government Obligations
 Fund                             (35)             35                 --
Limited Term Income
 Fund                               9               4                (13)
Intermediate Government
 Bond Fund                          1               1                 (2)
Asset Allocation Fund             (74)             74                 --
Balanced Fund                    (317)            316                  1
Equity Income Fund                 --              12                (12)
Stock Fund                       (580)            580                 --
Diversified Growth Fund            --              12                (12)
Special Equity Fund               (15)             15                 --
Regional Equity Fund          (13,263)             12             13,251
Emerging Growth Fund               --             147               (147)
International Fund             (1,286)          1,219                 67
Technology Fund                  (329)            329                 --

FUTURES TRANSACTIONS--In order to gain exposure to or protect against changes in the market, certain Funds may enter into S&P Stock Index futures contracts and other stock futures contracts.

Upon entering into a futures contract, the Fund is required to deposit cash or pledge "U.S." Government securities in an amount equal to five percent of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Unrealized gains or losses on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains or losses for Federal income tax purposes.

REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation or registered broker dealers whom the Adviser or Sub-Adviser deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. The Portfolios may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until the maturity of the repurchase agreement. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS--Delivery and payment for securities which have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

FOREIGN CURRENCY TRANSLATION--The books and records of the International Fund are maintained in U.S. dollars on the following bases:

  (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

 (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

The International Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS--The International Fund enters into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded as the International Fund intends to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The International Fund realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year will be recognized as ordinary income or loss for Federal income tax purposes.

EXPENSES--Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net asset value. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net asset value each day.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 FEES AND EXPENSES

Pursuant to an investment advisory agreement (the Agreement), First Bank National Association (the Adviser) manages each Fund's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Fund to pay the Adviser a monthly fee based upon average daily net assets. The fee for each of the FAF Funds is equal to an annual rate of .40% of the average daily net assets. The fee for each of the FAIF Funds, other than the International Fund, is equal to an annual rate of .70% of the average daily net assets. Marvin & Palmer Associates, Inc., serves as Sub-Adviser to the International Fund pursuant to a Sub-Advisory Agreement with the Adviser. The fee for the International Fund is equal to an annual rate of 1.25% of average daily net assets.

FAIF Funds may invest in FAF Funds, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, the Adviser remits to each FAIF Fund an amount equal to the investment advisory fee earned by FAF related to such investments.

Through a separate contractual agreement, First Trust National Association, an affiliate of the Adviser, serves as the Funds' custodian. In the Statement of Operations, expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances.

SEI Financial Services Company (SFS) and SEI Financial Management Corporation,
(SFM) serve as distributor and administrator of the Funds, respectively. Under the distribution plan, each of the Funds pay SFS a monthly distribution fee of
 .25% of each Fund's average daily net assets of the Retail Class A shares, 1.00% of the Retail Class B shares and .15% of the Corporate Trust Class D shares, which may be used by SFS to provide compensation for sales support and distribution activities. No distribution fees are paid by Institutional Class C shares. SFM provides administrative services, including certain accounting, legal and shareholder services, at an annual rate of .07% of each FAF Fund's, and .12% of each FAIF Fund's, average daily net assets, with a minimum annual fee of $50,000 per Fund. To the extent that the aggregate net assets of FAF and FAIF exceed $8 billion, the annual rate of each FAF fund is reduced to .055% and each FAIF fund is reduced to .105%.

In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing shareholder reports, legal, auditing, insurance and other miscellaneous expenses.

During the period ended September 30, 1996, the Adviser and other parties waived a portion of their contractual fees in order to assist the Funds in maintaining competitive expense ratios. Expenses were waived as follows (000):



                           Waiver of
                          Investment      Waiver of
                           Advisory     Distribution
                             Fees         Fees (1)

PRIME OBLIGATIONS FUND      $2,427           $ -
Government Obligations
Fund                           815             -
Treasury Obligations
Fund                         1,565             -
Limited Term Income
Fund                           278            20
Intermediate Term
Income Fund                    182             6
Intermediate Government
Bond Fund                      220             8
Fixed Income Fund              640             -
Intermediate Tax Free
Fund                           152             4
Minnesota Insured
Intermediate Tax Free
Fund                           184             8
Colorado Intermediate
Tax
Free Fund                      119             6
Asset Allocation Fund          128             -
Balanced Fund                  255             -
Real Estate Securities
Fund                            84             -
Equity Income Fund             131             -
Equity Index Fund            1,582             -
Stock Fund                     364             -
Diversified Growth Fund        255             -
Special Equity Fund              -             -
Regional Equity Fund            57             -
Emerging Growth Fund            40             -
International Fund               -             -
Health Sciences Fund            68             -
Technology Fund                 54             -

(1)Retail Class A

For the period ended September 30, 1996, legal fees and expenses were paid to a law firm of which the Secretary of the Funds is a partner.

DST Systems, Inc. provides transfer agent services for the Funds.

A Contingent Deferred Sales Charge (CDSC) is imposed on redemptions made in the Retail Class B. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares.

                       Contingent Deferred Sales Charge
                          as a Percentage of Dollar
Year Since Purchase       Amount Subject To Charge

      FIRST                        5.00%
      Second                       5.00%
      Third                        4.00%
      Fourth                       3.00%
      Fifth                        2.00%

      Sixth                        1.00%
      Seventh                      0.00%
      Eighth                       0.00%

For the period ended September 30, 1996, sales charges retained by SFS for distributing the Funds' shares were approximately $122,800.

4 INVESTMENT SECURITY TRANSACTIONS

During the period ended September 30, 1996, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):

                              U.S. Government         Other Investment
                                Securities               Securities
                           -------------------     --------------------
                           PURCHASES     SALES     PURCHASES      SALES
      LIMITED TERM
      INCOME FUND           $  3,116    $  5,010    $ 40,496    $ 70,711
      Intermediate Term
      Income Fund            152,014     134,437       3,223       8,240
      Intermediate
      Government
      Bond Fund               33,229      74,456          --          --
      Fixed Income Fund      401,686     320,540      55,444      38,359
      Intermediate Tax
      Free Fund                   --          --      48,238      27,958
      Minnesota Insured
      Intermediate Tax
      Free Fund                   --          --      45,608      13,902
      Colorado
      Intermediate Tax
      Free Fund                   --          --       9,083      10,106
      Asset Allocation
      Fund                    14,794       5,081      12,436      15,001
      Balanced Fund          159,782     107,153     120,854      69,442
      Real Estate
      Securities Fund             --          --      11,712         948
      Equity Income Fund          --          --      19,315      13,342
      Equity Index Fund           --          --     127,662      26,738
      Stock Fund                                     148,288     248,124
      Diversified Growth
      Fund                        --          --     111,302      35,269
      Special Equity
      Fund                        --          --     332,585     287,984
      Regional Equity
      Fund                        --          --     142,893      89,698
      Emerging Growth
      Fund                        --          --      44,024      21,222
      International Fund          --          --     142,196     109,583
      Health Sciences
      Fund                        --          --      14,181       1,668
      Technology Fund             --          --      89,801      57,811

At September 30, 1996 the total cost of securities for Federal income tax purposes, was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 1996 is as follows (000):

                                    Aggregate       Aggregate
                                      Gross           Gross
                                  Appreciation    Depreciation       Net

      Limited Term Income Fund       $  270          $  (205)     $    65
      Intermediate Term Income
      Fund                              328             (718)        (390)
      Intermediate Government
      Bond Fund                       2,060             (261)       1,799
      Fixed Income Fund               2,938           (4,837)      (1,899)
      Intermediate Tax Free Fund        852             (167)         685
      Minnesota Insured
      Intermediate Tax Free Fund      2,154             (206)       1,948

      Colorado Intermediate
      Tax Free Fund                    1,566             (63)       1,503
      Asset Allocation Fund            6,035            (736)       5,299
      Balanced Fund                   41,908          (3,105)      38,803
      Real Estate Securities Fund      1,759             (58)       1,701
      Equity Income Fund              12,169            (710)      11,459
      Equity Index Fund               89,994          (7,715)      82,279
      Stock Fund                     103,022          (3,453)      99,569
      Diversified Growth Fund         50,065          (4,383)      45,682
      Special Equity Fund             32,629         (11,593)      21,036
      Regional Equity Fund            64,658         (11,414)      53,244
      Emerging Growth Fund            16,333          (5,598)      10,735
      International Fund              12,801          (3,879)       8,922
      Health Sciences Fund             1,202          (1,276)         (74)
      Technology Fund                 16,736          (4,756)      11,980

As of September 30, 1996 the following funds have capital loss carryforwards
(000):

                                                               Expiration
                                                   Amount         Date

      GOVERNMENT OBLIGATIONS FUND                  $   31            2003
      Treasury Obligations Fund                         6            2005
      Limited Term Income Fund*                     4,087       2001-2005
      Intermediate Government Bond Fund                53       2002-2003
      International Fund                            4,420       2003-2004

*Includes carryover acquired in connection with Managed Income merger, the ability to utilize these losses to offset gains may be limited in future years.

The Treasury Obligations Fund and Limited Term Income Fund capital loss carryforward amounts include $6,000 and $100,000, respectively, of net capital losses incurred from November 1, 1995 to September 30, 1996. As permitted by tax regulations, the Funds' intend to elect to defer and treat these losses as arising in the fiscal year ending September 30, 1997.

5 DEFERRED ORGANIZATIONAL COSTS

Organizational costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations on a straight-line basis.

6 FORWARD FOREIGN CURRENCY CONTRACTS

The International Fund enters into forward foreign currency exchange contracts as hedges against portfolio positions. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

The following forward foreign currency contracts were outstanding at September
30, 1996.




                                              International Fund
                    -----------------------------------------------------------------
                                                                             Net
                                                             In          Unrealized
                                           Contracts to    Exchange     Appreciation/
                    Settlement               Deliver         For       (Depreciation)
                       Dates                  (000)         (000)          (000)
Foreign Currency
Sales                10/31/96     CH          8,940      $  7,255         $ 103
                     10/31/96     DM         10,920         7,234            67
                     10/31/96     FF         23,460         4,550            (1)
                     10/31/96     FI          1,090           239             -
                     10/31/96     IT      3,100,300         2,026            (6)
                     10/31/96     JY      2,231,500        20,372           286
                     10/31/96     NG         10,560         6,239            57
                     10/31/96     NK          4,430           684             2
                     10/31/96     SK         28,670         4,289           (39)
                     10/31/96     SP        158,020         1,234             5
                                                         --------         ------
                                                         $ 54,122         $ 474
                                                         ========         ======


Currency Legend

CH Swiss Frank
DM German Mark
FF French Franc
FI Finnish Mark
IT Italian Lira
JY Japanese Yen
NG Netherlands Guilder
NK Norwegian Kroner
SK Swedish Krona
SP Spanish Peseta

7 CONCENTRATION OF CREDIT RISK

The Intermediate Tax Free Fund, Minnesota Insured Intermediate Tax Free Fund and Colorado Intermediate Tax Free Fund invest in debt instruments of municipal issuers. Although these Funds monitor investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.

The Intermediate Tax Free Fund, Minnesota Insured Intermediate Tax Free Fund, and Colorado Intermediate Tax Free Fund invest in securities which include revenue bonds, tax and revenue anticipation notes, and general obligation bonds. At September 30, 1996, the percentage of portfolio investments by each revenue source was as follows:



                                             Minnesota
                                              Insured
                            Intermediate    Intermediate       Colorado
                              Tax Free        Tax Free       Intermediate
                                Fund            Fund        Tax Free Fund

      Revenue Bonds:
       Education Bonds           12%              4%              4%
       Health Care Bonds         12              12               1
       Transportation
      Bonds                       3               3               7
       Utility Bonds             11               9              10
       Housing Bonds              4              21               5
       Pollution Control
      Bonds                       6               4               4
       Public Facility
      Bonds                       5               2               2
       Industrial Bonds           1               2               1
       Other                     19              14              11
      General
      Obligations:               26              26              55
      Anticipation
      Notes:                      1               3               -
                                ----            ----            ----
                                100%            100%            100%
                                ====            ====            ====

The rating of long-term debt as a percentage of total value of investments at September 30, 1996 is as follows:

                                               Minnesota
                                                Insured
                             Intermediate    Intermediate       Colorado
                               Tax Free        Tax Free       Intermediate
                                 Fund            Fund        Tax Free Fund

      Standard &
      Poors/Moody's:
       Ratings:
       AAA/Aaa                     64%             77%             48%
       AA/Aa                       29               8              32
       A/A                          6              12              17
       BBB/Baa                      1               -               1
       NR                           -               3               2
                                  ----            ----            ----
                                  100%            100%            100%
                                  ====            ====            ====

Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their highest rating.

8 FUND MERGERS

On January 26, 1996 Stock Fund acquired all net assets of Limited Volatility Stock Fund pursuant to a plan of reorganization approved by the FAIF shareholders on January 22, 1996. The acquisition was accompanied by a tax-free exchange of 1,445,879 shares of Limited Volatility Stock Fund Institutional Class for 917,421 shares of Stock Fund Institutional Class outstanding as of the close of business on January 26, 1996. Limited Volatility Stock Fund net assets at that date were combined with those of Stock Fund's. The aggregate net assets of Stock Fund and Limited Volatility Stock Fund before the acquisition were $372,522,635 and $17,976,532 (including $37,244 of accumulated net realized loss on investments, $3,597,192 of net unrealized appreciation of investments, and 14,416,584 of paid-in-capital for Institutional Class) respectively, resulting in combined net assets of $390,499,167 on January 26, 1996.

The following information is included as it impacts the prior year's Statements of Changes in Net Assets. Five different mutual funds existed as separate series of FAF: Money Fund, Institutional Money Fund, CT Government Fund, Institutional Government Fund and CT Treasury Fund. On December 16, 1994, FAF shareholders approved a plan of reorganization. Effective January 20, 1995, Money Fund was merged with and into Institutional Money Fund and the combined entity is now the Prime Obligations Fund. Also effective on such date, CT Government Fund was merged with and into Institutional Government Fund and the combined entity is now the Government Obligations Fund. In addition, the name of CT Treasury Fund was changed to Treasury Obligations Fund. The mergers were accompanied by a tax-free exchange of 63,816,319 shares of Money Fund for 63,816,319 shares of Prime Obligations Retail Class A and an exchange of 156,260,107 shares of CT Government Fund for 156,260,107 shares of Government Obligations Corporate Trust Class as of the close of business on January 20, 1995. The aggregate net assets of Prime Obligations Fund and Money Fund before the acquisition were $1,498,492,068 and $63,816,316, respectively, resulting in combined net assets of $1,562,308,384 on January 20, 1995, and the aggregate net assets of Government Obligations Fund and CT Government Fund before the acquisition were $602,905,803 and $156,260,107, respectively, resulting in combined net assets of $759,165,910 on January 20, 1995.

On February 3, 1995 Limited Term Income Fund acquired all net assets of First American Mutual Fund (FAMF) Managed Income Fund pursuant to a plan of reorganization approved by the FAMF shareholders on December 16, 1994. The acquisition was accompanied by a tax-free exchange of 4,045,016 shares of Managed Income Fund Institutional Class for 3,916,789 shares of Limited Term Income Fund Institutional Class, and 482,125 shares of Managed Income Fund Retail Class A for 467,560 shares of Limited Term Income Fund Retail Class A outstanding as of the close of business on February 3, 1995. Managed Income Fund net assets at the date were combined with those of Limited Term Income Fund. The aggregate net assets of Limited Term Income Fund and Managed Income Fund before the acquisition were $77,167,375 and $42,915,945 (including $2,579,628 of accumulated net realized loss on investments, $1,131,202 of net unrealized depreciation of investments, and $41,584,512 of paid-in capital for Institutional Class, and $5,042,263 of paid-in capital for Retail Class A), respectively, resulting in combined net assets of $120,083,320 on February 3, 1995.

NOTICE TO SHAREHOLDERS                                                 UNAUDITED

THE INFORMATION SET FORTH BELOW IS FOR THE FUND'S FISCAL YEAR AS REQUIRED BY FEDERAL LAW. SHAREHOLDERS, HOWEVER, MUST REPORT DISTRIBUTIONS ON A CALANDAR YEAR BASIS FOR INCOME TAX PURPOSES WHICH MAY INCLUDE DISTRIBUTIONS FOR PORTIONS OF TWO FISCAL OF THE FUND. ACCORDINGLY, THE INFORMATION NEEDED BY SHAREHOLDERS FOR INCOME TAX PURPOSES WILL BE SENT TO THEM IN EARLY 1997. PLEASE CONSULT YOUR TAX ADVISER FOR PROPER TREATMENT OF THIS INFORMATION.

Dear First American Fund Shareholders:

  For the fiscal year ended September 30, 1996, each fund is designated long term capital gains and exempt income with regard to distributions paid during the year as follows:

                                                  (A)                            (B)                          (C)
                                        LONG TERM CAPITAL GAINS            ORDINARY INCOME            TOTAL DISTRIBUTIONS
                FUND                   DISTRIBUTIONS (TAX BASIS)      DISTRIBUTIONS (TAX BASIS)           (TAX BASIS)
Prime Obligations                                   0%                           100%                         100%
Government Obligations                              0%                           100%                         100%
Treasury Obligations                                0%                           100%                         100%
Limited Term Income                                 0%                           100%                         100%
Intermediate Term Income                            2%                            98%                         100%
Intermediate Government Bond                        0%                           100%                         100%
Fixed Income                                        0%                           100%                         100%
Intermediate Tax Free                               0%                           100%                         100%
Minnesota Insured Intermediate
 Tax Free                                           1%                            99%                         100%
Colorado Intermediate Tax Free                      0%                           100%                         100%
Asset Allocation                                   49%                            51%                         100%
Balanced                                           37%                            63%                         100%
Equity Income                                       2%                            98%                         100%
Equity Index                                       27%                            73%                         100%
Stock                                              56%                            44%                         100%
Diversified Growth                                  0%                           100%                         100%
Special Equity                                     54%                            46%                         100%
Regional Equity                                    45%                            55%                         100%
Emerging Growth                                    49%                            51%                         100%
International                                       0%                           100%                         100%
Health Sciences                                     0%                           100%                         100%
Technology                                         21%                            79%                         100%


[TABLE CONTINUED FROM ABOVE]

                                       (D)              (E)
                                   QUALIFYING         TAX EXEMPT
                FUND               DIVIDENDS (1)       INTEREST

PRIME OBLIGATIONS                       0%                0%
Government Obligations                  0%                0%
Treasury Obligations                    0%                0%
Limited Term Income                     0%                0%
Intermediate Term Income                0%                0%
Intermediate Government Bond            0%                0%
Fixed Income                            0%                0%
Intermediate Tax Free                   0%              100%
Minnesota Insured Intermediate
 Tax Free                               0%              100%
Colorado Intermediate Tax Free          0%               99%
Asset Allocation                       31%                0%
Balanced                               22%                0%
Equity Income                          77%                0%
Equity Index                           77%                0%
Stock                                  37%                0%
Diversified Growth                    100%                0%

Special Equity                         20%               0%
Regional Equity                         6%               0%
Emerging Growth                         5%               0%
International                           0%               0%
Health Sciences                        22%               0%
Technology                              0%               0%






*Items (A) and (B) are based on a percentage of the fund's total distributions.

**Items (D) and (E) are based on a percentage of ordinary income distribution of the portfolio.

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)Real Estate Securities Fund is not shown due to the fact that the dividends tax year end is December 31st.


FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

Dear First American International Fund Shareholder:

  The following is important information regarding foreign tax credits.

  The First American International Fund has made an election under Section 853 of the Internal Revenue Code to pass through the benefit of foreign tax credits to its shareholders. The information provided below is pertinent to taxpayers who meet the following criteria:

  1) File a U.S. Federal Income Tax Return on the basis of fiscal year ended September 30, 1996, and

  2) Held shares of the Fund on the dividend record date of December 21, 1995.

  The amount per share of income from and foreign taxes paid to each country is listed in the following schedule:

                    INSTITUTIONAL CLASS           RETAIL CLASS A              RETAIL CLASS B
                 GROSS       FOREIGN        GROSS        FOREIGN        GROSS        FOREIGN
    COUNTRY       DIVIDEND   TAXES PAID     DIVIDEND     TAXES PAID     DIVIDEND     TAXES PAID
ARGENTINA          0.0046        0.0000        0.0042        0.0000        0.0037        0.0000
Australia          0.0037        0.0004        0.0034        0.0004        0.0030        0.0004
Chile              0.0011        0.0001        0.0010        0.0001        0.0009        0.0001
Colombia           0.0003        0.0000        0.0003        0.0000        0.0002        0.0000
Finland            0.0058        0.0006        0.0054        0.0006        0.0048        0.0006
France             0.0033        0.0001        0.0030        0.0001        0.0026        0.0001
Germany            0.0082        0.0004        0.0076        0.0004        0.0067        0.0004
Hong Kong          0.0251        0.0000        0.0230        0.0000        0.0201        0.0000
India              0.0012        0.0001        0.0011        0.0001        0.0010        0.0001
Indonesia          0.0010        0.0001        0.0009        0.0001        0.0008        0.0001
Israel             0.0002        0.0000        0.0002        0.0000        0.0002        0.0000
Italy              0.0037        0.0003        0.0035        0.0003        0.0031        0.0003
Japan              0.0230        0.0023        0.0212        0.0023        0.0188        0.0023
Luxembourg         0.0007        0.0000        0.0006        0.0000        0.0005        0.0000
Malaysia           0.0054        0.0008        0.0051        0.0008        0.0045        0.0008
Mexico             0.0037        0.0000        0.0033        0.0000        0.0029        0.0000
Netherlands        0.0037        0.0004        0.0034        0.0004        0.0030        0.0004
New Zealand        0.0005        0.0000        0.0005        0.0000        0.0004        0.0000
Norway             0.0010        0.0001        0.0010        0.0001        0.0009        0.0001
Peru               0.0019        0.0000        0.0017        0.0000        0.0015        0.0000
Philippines        0.0006        0.0001        0.0006        0.0001        0.0005        0.0001
Singapore          0.0095        0.0012        0.0088        0.0012        0.0079        0.0012
South Korea        0.0037        0.0000        0.0034        0.0000        0.0030        0.0000
Spain              0.0010        0.0000        0.0009        0.0000        0.0008        0.0000
Sweden             0.0077        0.0007        0.0071        0.0007        0.0063        0.0007
Switzerland        0.0041        0.0004        0.0038        0.0004        0.0033        0.0004
Taiwan             0.0083        0.0000        0.0076        0.0000        0.0067        0.0000
Thailand           0.0023        0.0002        0.0021        0.0002        0.0018        0.0002
United Kingdom     0.0293        0.0026        0.0271        0.0026        0.0239        0.0026
United States      0.0447        0.0000        0.0410        0.0000        0.0358        0.0000
                   ------        ------        ------        ------        ------        ------
                   0.2093        0.0109        0.1928        0.0109        0.1696        0.0109

    Please consult your tax adviser for proper treatment of this information.

FIRST AMERICAN FUNDS, INC.
FIRST AMERICAN INVESTMENT FUNDS, INC.
680 East Swedesford Road
Wayne, Pennsylvania 19087

INVESTMENT ADVISER
FIRST BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55480

CUSTODIAN
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

ADMINISTRATOR
SEI FINANCIAL MANAGEMENT CORPORATION
680 East Swedesford Road
Wayne, Pennsylvania 19087

TRANSFER AGENT
DST SYSTEMS, INC.
210 West Tenth Street
Seventh Floor Tower
Kansas City, Missouri 64105

DISTRIBUTOR
SEI FINANCIAL SERVICES COMPANY
680 East Swedesford Road
Wayne, Pennsylvania 19087

INDEPENDENT AUDITORS
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

COUNSEL
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation. The report is not authorized for distribution to prospective investors in the corporation unless preceded or accompanied by an effective prospectus for each of the Funds included. Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by, First Bank National Association or any of its affiliates. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in the shares involve investment risk including loss of principal amount invested.